                                                                EXHIBIT NO. (10)


BLUE RIDGE ENERGY, INC.
MATERIAL CONTRACTS
-----------------------

1.   Turnkey Drilling Contracts with the various oil and gas Partnerships.

2. Turnkey Drilling Contract with Blue Ridge Group, Inc. for the drilling of various wells.

3.   Purchase Contracts for Drilling Rigs

4. The agreement in 1996 for Blue Ridge Group, Inc. to loan Blue Ridge Energy, Inc. $126,000 and purchase 1,000,000 shares of stock of Blue Ridge Energy.

5. The 1998 Agreement with Group for BRE to acquire and develop oil and gas wells in Appalachian Basin and acquire two drilling rigs.

6.   Overhead Agreement for $20,000 per month with Blue Ridge Group, Inc.

7. Option Agreements for Blue Ridge Group, Inc. to acquire 2,000,000 shares and 5,000,000 shares of Blue Ridge Energy, Inc. common stock.

                           TURNKEY DRILLING CONTRACT

THIS AGREEMENT, is made and entered into as of 1st day of August, 1996 by and between the parties herein designated as "Joint Venture" and "Contractor."

          Joint Venture:    Blue Ridge Energy Production Fund
          Address:          1953 Scottsville Road, Suite 201
                            Bowling Green, Kentucky 42104

          Contractor:       Blue Ridge Energy, Inc.
          Address:          1953 Scottsville Road, Suite 201
                            Bowling Green, Kentucky 42104

IN CONSIDERATION of the mutual promises, conditions and agreements herein contained, Joint Venture engages Contractor as an Independent Contractor to furnish the equipment, labor and services to acquire, rework, drill, test, and complete its portion of eight oil and gas wells to be located in Fayette County, Texas, (referred to herein as "wells") in search of oil and/or gas.

The Joint Venture will make the specified payments to Contractor in order (i) to obtain a price from Contractor for the drilling and completion of the wells to specified depths, (ii) to assure that Contractor will be available to drill, test and complete the subject wells for the Joint Venture, (iii) to assure that Contractor will make available on a preferential basis sufficient drilling and completion apparatus needed to drill, test and complete the wells at the earliest possible time, (iv) to obtain a preferential use of Contractor's services, and (v) to assure competent supervisory personnel are available in the drilling and completion of the subject wells.

Contractor agrees to furnish all equipment, labor and services necessary for the drilling to the depth indicated herein and the completion of such wells. Contractor agrees that the work to be conducted under the terms of this Agreement will be done with diligence and care in a good and workmanlike manner and agrees to provide competent supervision of the work performed hereunder. Unless specifically otherwise provided for herein, all the required equipment, services and labor are furnished for the price set forth herein.

1.    LOCATION OF WELLS: See Exhibit "1" attached hereto and made a part hereof.

2.    TERMINATION DATE:

Contractor agrees to use its best efforts to complete operations for the acquisition, drilling and testing of the wells by March 31, 1997, and Contractor and the Joint Venture agree that time is of the essence under this Agreement.

3.    BASIS OF DETERMINING AMOUNTS PAYABLE TO CONTRACTOR:

Contractor shall be paid at the following rate for the work performed hereunder:

      "Acquisition Price":                                 $748,445

      "Drilling, Completion, and Equipping Price":         $293,455

4.    DEPTH:

Subject to the right of the Joint Venture to direct the stoppage of work at any time (as provided in paragraph 6), the wells shall be drilled to the depth as specified in Exhibit "1" or to the depth at which the production casing (oil string) is set, whichever depth is first reached, which depth is hereinafter referred to as the "Contract Depth."

5.    TIME OF PAYMENT:

      5.1 Basis: Payment by the Joint Venture to the Contractor of the Drilling Price becomes due and payable upon execution of this Agreement. Neither commencement nor completion of Contractor's performance shall be a condition precedent to this obligation to pay.

      5.2 Attorneys' Fees: If this Agreement is placed in the hands of an attorney for collection of any sums due hereunder, or suit is brought on same, or sums due hereunder are collected through bankruptcy or probate proceedings, then the Joint Venture agrees that there shall be added to the amount due reasonable attorneys' fees and costs.

6.    COMPLETION PROGRAM:

The Joint Venture shall determine whether Contractor shall set an oil string. In the event the Joint Venture directs that drilling operations cease and to abandon the wells, Contractor shall plug the wells, remove all drilling apparatus from the well sites and the obligations of the parties hereunder shall cease. In the event the Joint Venture directs Contractor to set an oil string and makes timely payment to the Contractor of the completion price, Contractor shall commence the operations necessary to complete the wells for commercial production, including the setting of an oil string and the acquisition, delivery and installation of a pump jack, holding tank and all other necessary equipment needed to extract and contain oil from the wells. If Contractor should enter into an assignment with another entity to undertake the Completion Program, Contractor may bill Joint Venture, and Joint Venture will pay for any completion costs over and above the Completion Price set forth herein.

7.    STOPPAGE OF WORK BY JOINT VENTURE:

Notwithstanding the provisions of paragraph 3 with respect to the depth to be drilled, the Joint Venture shall have the right to direct the stoppage of the work to be performed by the Contractor hereunder at any time prior to reaching the Contract Depth and even though Contractor has made no default hereunder. If Joint Venture exercises its right to discontinue drilling a well, the Joint Venture will not receive a refund for any unused portion of the Drilling Price allocable to the discontinued well but the Joint Venture may direct Contractor to apply the unused portion of the Drilling Price to the intangible cost of another well that the Joint Venture shall specify. The unused portion of the Drilling Price will be determined as follows:

Contractor shall determine a sum equal to all the actual expenses reasonably and necessarily incurred up to the date the Joint Venture notified Contractor to discontinue drilling plus such additional expenses reasonably and necessarily incurred in order for Contractor to cease operations, including plugging and abandoning the hole, and dismantling the rig plus the sum of 15% of such total actual expenses. This sum shall be deducted from the Drilling Price of the wells. The resulting difference shall be the unused portion of the price.

8.    REPORTS TO BE FURNISHED BY CONTRACTOR:

      8.1 Contractor shall keep and furnish to the Joint Venture an accurate record of the work performed and formations drilled on the IADC-API Daily Drilling Report form or other form acceptable to the Joint Venture. A legible copy of said form signed by Contractor's representative shall be furnished by Contractor to the Joint Venture.

      8.2 Delivery tickets, if requested by the Joint Venture, covering any material or supplies furnished by the Joint Venture shall be turned in each day with the daily drilling report. The quantity, description and condition of materials and supplies so furnished shall be checked by Contractor and such tickets shall be properly certified by Contractor.

9.    RESPONSIBILITY FOR A SOUND LOCATION:

Contractor shall prepare a sound location, adequate in size and capable of properly supporting the drilling rig. Contractor shall be responsible for a conductor pipe program adequate to prevent soil and subsoil washout. In the event subsurface conditions cause a cratering or shifting of the location surface, and loss or damage to the rig or its associated equipment results therefrom, the Joint Venture shall not be responsible for reimbursing Contractor for any such loss or damage including payment of work stoppage rate during repair and/or demobilization if applicable.

10.   RESPONSIBILITY FOR ROAD AND LOCATIONS:

Contractor agrees at all times to maintain roads to locations and each location in such a condition that will allow free access and movement to and from the drilling site in an ordinarily equipped highway type vehicle.

11.   PAYMENT OF CLAIMS:

Contractor agrees to pay all claims for labor, material, services and supplies to be furnished by Contractor hereunder, and agrees to allow no lien or charge to be fixed upon the lease, the wells or other property of the Joint Venture or the land upon which said wells are located.

12.   RESPONSIBILITY FOR LOSS OR DAMAGE:

      12.1 Contractor's Surface Equipment: Contractor shall assume liability at all times for damage to or destruction of Contractor's surface equipment, including but not limited to all drilling tools, machinery and appliances, for use above the surface, regardless of when or how such damage or destruction occurs.

      12.2 Contractor's In-Hole Equipment Basis: Contractor shall assume liability at all times for damage to or destruction of Contractor's in-hole equipment, including but not limited to drill pipe, drill collars and tool joints, and the Joint Venture shall be under no liability to reimburse Contractor for any such loss.

      12.3 Joint Venture's Equipment: The Joint Venture shall assume liability at all times for any defective equipment owned by it, including but not limited to casing, tubing, well head equipment, and Contractor shall be under no liability to reimburse the Joint Venture for any such loss or damage.

      12.4 Fire or Blow-Out: Should a fire or blowout occur or should the hole for any cause attributable to Contractor's operators be lost or damaged while Contractor is engaged in the performance of work hereunder, all such loss of or damage to the hole including cost of regaining control of a fire or blowout, shall be borne by Contractor; and if the hole is not in condition to be carried to the Contract Depth as herein provided, Contractor shall, if requested by the Joint Venture, commence a new hole without delay at Contractor's cost; and the drilling of the new hole shall be conducted under the terms and conditions of this Agreement in the same manner as though it were the first hole and Contractor shall be responsible for replacement of any casing lost in a junked and abandoned hole as well as the cost of preparing a new drill site for the new hole and the road thereto. In such case, Contractor shall not be entitled to any payment or compensation for expenditures made or incurred by Contractor on or in connection with the abandoned hole.

13.   NO WAIVER EXCEPT IN WRITING:

It is fully understood and agreed that none of the requirements of this Agreement shall be considered as waived by either party unless the same is done in writing, and then only by the persons executing this Agreement, or other duly authorized agent or representative of the party.

14.   FORCE MAJEURE:

If either party hereto is rendered unable, wholly or in part (and its performance hereunder is not rendered merely commercially impracticable) by force majeure to carry out its obligation under this Agreement, it shall give the other party prompt written notice of the force majeure with reasonably full particulars. Thereupon, the obligations of the notifying party, so far as they are affected by the force majeure, shall be suspended during, but not longer than, the continuance of the force majeure, and the notifying party agrees to use reasonable diligence to remove the force majeure as quickly as possible. This paragraph shall not relieve either party hereto for its obligations to expend sums of money or to indemnify the other party hereto, as provided elsewhere in this Agreement. The term "force majeure" as herein employed shall mean an act of God, strike, lockout or other industrial disturbance, act of the public enemy, war, blockade, public riot, lightning, fire, storm, flood, explosion, extreme weather conditions, or governmental restraint.

15.   INFORMATION CONFIDENTIAL:

Upon written request by the Joint Venture, information obtained by Contractor in the conduct of drilling operation on the wells, including, but not limited to depth, formations penetrated, the results of coring, testing and surveying, shall be considered confidential and shall not be divulged by Contractor or its employees, to any person, firm or any corporation other than the Joint Venture's designated representative.

16.   ASSIGNMENT:

Neither party may assign this Agreement without the prior written consent of the other, and prompt notice of any such intent to assign shall be given to the other party. If any assignment is made that materially alters Contractor's financial burden, Contractor's compensation shall be adjusted to give effect to any increase or decrease in Contractor's operating costs.

17.   NOTICES AND PLACE OF PAYMENT:

All notices to be given with respect to this Agreement unless otherwise provided for shall be given to Contractor and to the Joint Venture respectively at the addresses hereinabove shown. All sums payable hereunder to Contractor shall be payable at the address hereinabove shown unless otherwise specified herein.


                                        BLUE RIDGE ENERGY, INC.

                                        By:     /s/ ROBERT D. BURR
                                                -------------------------------
                                                Robert D. Burr, President

                                        BLUE RIDGE ENERGY PRODUCTION FUND
                                        A KENTUCKY JOINT VENTURE

                                        By:     Blue Ridge Energy, Inc.
                                                Joint Venture Manager


                                            By: /s/ ROBERT D. BURR
                                               --------------------------------
                                                Robert D. Burr, President

                           EXHIBIT "1" TO EXHIBIT "D"

                                 AUGUST 01, 1996

FAYETTE AND REAGAN PROSPECTS: The primary investment objective of the Joint Venture is the acquisition of approximately 52% of the Working Interest, which is approximately 39% of the Net Revenue Interest in seven producing wells (the Equity #1, Justice Wilcox #2, Justice Wilcox #4, Schultz Pietsch #1, Andrew Pietsch #1, Showdown Justice #1-H and the Showdown Justice #2-H and the drilling and completion attempt of an eighth oil well (the Reagan #1) on the Fayette and Reagan Prospects (hereinafter referred to as "Venture Wells"), which consists of more than 1,142 acres of oil and gas leases in Fayette County, Texas, and the production and sale of oil and/or gas therefrom. The eighth Venture Well will be drilled to a depth of 5,400', or a depth sufficient to test the Wilcox Sandstone formation.

                           TURNKEY DRILLING CONTRACT

THIS AGREEMENT, is made and entered into as of 1st day of October, 1996 by and between the parties herein designated as "Joint Venture" and "Contractor."

          Joint Venture:    Smackover / Woodbine I Joint Venture
          Address:          1953 Scottsville Road, Suite 201
                            Bowling Green, Kentucky 42104

          Contractor:       Blue Ridge Energy, Inc.
          Address:          1953 Scottsville Road, Suite 201
                            Bowling Green, Kentucky 42104

IN CONSIDERATION of the mutual promises, conditions and agreements herein contained, Joint Venture engages Contractor as an Independent Contractor to furnish the equipment, labor and services to drill, test, and complete its portion of a Venture Well to be located in Navarro County, Texas, (referred to herein as "Venture Well") in search of oil and/or gas.

The Joint Venture will make the specified payments to Contractor in order (i) to obtain a price from Contractor for the drilling and completion of the Venture Well to specified depths, (ii) to assure that Contractor will be available to drill, test and complete the subject Venture Well for the Joint Venture, (iii) to assure that Contractor will make available on a preferential basis sufficient drilling and completion apparatus needed to drill, test and complete the Venture Well at the earliest possible time, (iv) to obtain a preferential use of Contractor's services, and (v) to assure competent supervisory personnel are available in the drilling and completion of the subject Venture Well.

Contractor agrees to furnish all equipment, labor and services necessary for the drilling to the depth indicated herein and the completion of such Venture Well. Contractor agrees that the work to be conducted under the terms of this Agreement will be done with diligence and care in a good and workmanlike manner and agrees to provide competent supervision of the work performed hereunder. Unless specifically otherwise provided for herein, all the required equipment, services and labor are furnished for the price set forth herein.

1. LOCATION OF VENTURE WELL: See Exhibit "1" attached hereto and made a part hereof.

2.    TERMINATION DATE:

Contractor agrees to use its best efforts to complete operations for the acquisition, drilling and testing of the Venture Well by March 31, 1997, and Contractor and the Joint Venture agree that time is of the essence under this Agreement.

3.    BASIS OF DETERMINING AMOUNTS PAYABLE TO CONTRACTOR:

Contractor shall be paid at the following rate for the work performed hereunder:

      "Acquisition Price":                                 $ 70,000

      "Drilling, Completion, and Equipping Price":         $547,500

4.    DEPTH:

Subject to the right of the Joint Venture to direct the stoppage of work at any time (as provided in paragraph 6), the Venture Well shall be drilled to the depth as specified in Exhibit "1" or to the depth at which the production casing (oil string) is set, whichever depth is first reached, which depth is hereinafter referred to as the "Contract Depth."

5.    TIME OF PAYMENT:

      5.1 Basis: Payment by the Joint Venture to the Contractor of the Drilling Price becomes due and payable upon execution of this Agreement. Neither commencement nor completion of Contractor's performance shall be a condition precedent to this obligation to pay.

      5.2 Attorneys' Fees: If this Agreement is placed in the hands of an attorney for collection of any sums due hereunder, or suit is brought on same, or sums due hereunder are collected through bankruptcy or probate proceedings, then the Joint Venture agrees that there shall be added to the amount due reasonable attorneys' fees and costs.

6.    COMPLETION PROGRAM:

The Joint Venture shall determine whether Contractor shall set an oil string. In the event the Joint Venture directs that drilling operations cease and to abandon the Venture Well, Contractor shall plug the Venture Well, remove all drilling apparatus from the well sites and the obligations of the parties hereunder shall cease. In the event the Joint Venture directs Contractor to set an oil string and makes timely payment to the Contractor of the completion price, Contractor shall commence the operations necessary to complete the Venture Well for commercial production, including the setting of an oil string and the acquisition, delivery and installation of a pump jack, holding tank and all other necessary equipment needed to extract and contain oil from the Venture Well. If Contractor should enter into an assignment with another entity to undertake the Completion Program, Contractor may bill Joint Venture, and Joint Venture will pay for any completion costs over and above the Completion Price set forth herein.

7.    STOPPAGE OF WORK BY JOINT VENTURE:

Notwithstanding the provisions of paragraph 3 with respect to the depth to be drilled, the Joint Venture shall have the right to direct the stoppage of the work to be performed by the Contractor hereunder at any time prior to reaching the Contract Depth and even though Contractor has made no default hereunder. If Joint Venture exercises its right to discontinue drilling a well, the Joint Venture will not receive a refund for any unused portion of the Drilling Price allocable to the discontinued well but the Joint Venture may direct Contractor to apply the unused portion of the Drilling Price to the intangible cost of another well that the Joint Venture shall specify. The unused portion of the Drilling Price will be determined as follows:

Contractor shall determine a sum equal to all the actual expenses reasonably and necessarily incurred up to the date the Joint Venture notified Contractor to discontinue drilling plus such additional expenses reasonably and necessarily incurred in order for Contractor to cease operations, including plugging and abandoning the hole, and dismantling the rig plus the sum of 15% of such total actual expenses. This sum shall be deducted from the Drilling Price of the Venture Well. The resulting difference shall be the unused portion of the price.

8.    REPORTS TO BE FURNISHED BY CONTRACTOR:

      8.1 Contractor shall keep and furnish to the Joint Venture an accurate record of the work performed and formations drilled on the IADC-API Daily Drilling Report form or other form acceptable to the Joint Venture. A legible copy of said form signed by Contractor's representative shall be furnished by Contractor to the Joint Venture.

      8.2 Delivery tickets, if requested by the Joint Venture, covering any material or supplies furnished by the Joint Venture shall be turned in each day with the daily drilling report. The quantity, description and condition of materials and supplies so furnished shall be checked by Contractor and such tickets shall be properly certified by Contractor.

9.    RESPONSIBILITY FOR A SOUND LOCATION:

Contractor shall prepare a sound location, adequate in size and capable of properly supporting the drilling rig. Contractor shall be responsible for a conductor pipe program adequate to prevent soil and subsoil washout. In the event subsurface conditions cause a cratering or shifting of the location surface, and loss or damage to the rig or its associated equipment results therefrom, the Joint Venture shall not be responsible for reimbursing Contractor for any such loss or damage including payment of work stoppage rate during repair and/or demobilization if applicable.

10.   RESPONSIBILITY FOR ROAD AND LOCATIONS:

Contractor agrees at all times to maintain roads to locations and each location in such a condition that will allow free access and movement to and from the drilling site in an ordinarily equipped highway type vehicle.

11.   PAYMENT OF CLAIMS:

Contractor agrees to pay all claims for labor, material, services and supplies to be furnished by Contractor hereunder, and agrees to allow no lien or charge to be fixed upon the lease, the Venture Well or other property of the Joint Venture or the land upon which said Venture Well is located.

12.   RESPONSIBILITY FOR LOSS OR DAMAGE:

      12.1 Contractor's Surface Equipment: Contractor shall assume liability at all times for damage to or destruction of Contractor's surface equipment, including but not limited to all drilling tools, machinery and appliances, for use above the surface, regardless of when or how such damage or destruction occurs.

      12.2 Contractor's In-Hole Equipment Basis: Contractor shall assume liability at all times for damage to or destruction of Contractor's in-hole equipment, including but not limited to drill pipe, drill collars and tool joints, and the Joint Venture shall be under no liability to reimburse Contractor for any such loss.

      12.3 Joint Venture's Equipment: The Joint Venture shall assume liability at all times for any defective equipment owned by it, including but not limited to casing, tubing, well head equipment, and Contractor shall be under no liability to reimburse the Joint Venture for any such loss or damage.

      12.4 Fire or Blow-Out: Should a fire or blowout occur or should the hole for any cause attributable to Contractor's operators be lost or damaged while Contractor is engaged in the performance of work hereunder, all such loss of or damage to the hole including cost of regaining control of a fire or blowout, shall be borne by Contractor; and if the hole is not in condition to be carried to the Contract Depth as herein provided, Contractor shall, if requested by the Joint Venture, commence a new hole without delay at Contractor's cost; and the drilling of the new hole shall be conducted under the terms and conditions of this Agreement in the same manner as though it were the first hole and Contractor shall be responsible for replacement of any casing lost in a junked and abandoned hole as well as the cost of preparing a new drill site for the new hole and the road thereto. In such case, Contractor shall not be entitled to any payment or compensation for expenditures made or incurred by Contractor on or in connection with the abandoned hole.

13.   NO WAIVER EXCEPT IN WRITING:

It is fully understood and agreed that none of the requirements of this Agreement shall be considered as waived by either party unless the same is done in writing, and then only by the persons executing this Agreement, or other duly authorized agent or representative of the party.

14.   FORCE MAJEURE:

If either party hereto is rendered unable, wholly or in part (and its performance hereunder is not rendered merely commercially impracticable) by force majeure to carry out its obligation under this Agreement, it shall give the other party prompt written notice of the force majeure with reasonably full particulars. Thereupon, the obligations of the notifying party, so far as they are affected by the force majeure, shall be suspended during, but not longer than, the continuance of the force majeure, and the notifying party agrees to use reasonable diligence to remove the force majeure as quickly as possible. This paragraph shall not relieve either party hereto for its obligations to expend sums of money or to indemnify the other party hereto, as provided elsewhere in this Agreement. The term "force majeure" as herein employed shall mean an act of God, strike, lockout or other industrial disturbance, act of the public enemy, war, blockade, public riot, lightning, fire, storm, flood, explosion, extreme weather conditions, or governmental restraint.

15.   INFORMATION CONFIDENTIAL:

Upon written request by the Joint Venture, information obtained by Contractor in the conduct of drilling operation on the Venture Well, including, but not limited to depth, formations penetrated, the results of coring, testing and surveying, shall be considered confidential and shall not be divulged by Contractor or its employees, to any person, firm or any corporation other than the Joint Venture's designated representative.

16.   ASSIGNMENT:

Neither party may assign this Agreement without the prior written consent of the other, and prompt notice of any such intent to assign shall be given to the other party. If any assignment is made that materially alters Contractor's financial burden, Contractor's compensation shall be adjusted to give effect to any increase or decrease in Contractor's operating costs.

17.   NOTICES AND PLACE OF PAYMENT:

All notices to be given with respect to this Agreement unless otherwise provided for shall be given to Contractor and to the Joint Venture respectively at the addresses hereinabove shown. All sums payable hereunder to Contractor shall be payable at the address hereinabove shown unless otherwise specified herein.


                                        BLUE RIDGE ENERGY, INC.

                                        By:     /s/ ROBERT D. BURR
                                                -------------------------------
                                                Robert D. Burr, President

                                        SMACKOVER / WOODBINE I JOINT VENTURE
                                        A KENTUCKY JOINT VENTURE

                                        By:     Blue Ridge Energy, Inc.
                                                Joint Venture Manager


                                            By: /s/ ROBERT D. BURR
                                               --------------------------------
                                                Robert D. Burr, President

                           EXHIBIT "1" TO EXHIBIT "D"

                                OCTOBER 01, 1996

WEST CURRIE PROSPECT: The primary investment objective of the Joint Venture is the acquisition of approximately 65.37% of the Working Interest, which is approximately 49.02% of the Net Revenue Interest in a well site on the West Currie Prospect which consists of approximately 1,500 acres of oil and gas leases in Navarro County, Texas and the well to be drilled thereon (hereinafter referred to as "Venture Well"), and the production and sale of oil and/or gas therefrom. The Venture Well will be drilled to a depth of 8,800', or a depth sufficient to test the Norpthlet Sand formation.

                           TURNKEY DRILLING CONTRACT

THIS AGREEMENT, is made and entered into as of 1st day of October, 1996 by and between the parties herein designated as "Joint Venture" and "Contractor."

          Joint Venture:    Blue Ridge Energy, Inc.
          Address:          1953 Scottsville Road, Suite 201
                            Bowling Green, Kentucky 42104

          Contractor:       Blue Ridge Group, Inc.
          Address:          1953 Scottsville Road, Suite 201
                            Bowling Green, Kentucky 42104

IN CONSIDERATION of the mutual promises, conditions and agreements herein contained, Joint Venture engages Contractor as an Independent Contractor to furnish the equipment, labor and services to drill, test, and complete its portion of a Venture Well to be located in Navarro County, Texas, (referred to herein as "Venture Well") in search of oil and/or gas.

The Joint Venture will make the specified payments to Contractor in order (i) to obtain a price from Contractor for the drilling and completion of the Venture Well to specified depths, (ii) to assure that Contractor will be available to drill, test and complete the subject Venture Well for the Joint Venture, (iii) to assure that Contractor will make available on a preferential basis sufficient drilling and completion apparatus needed to drill, test and complete the Venture Well at the earliest possible time, (iv) to obtain a preferential use of Contractor's services, and (v) to assure competent supervisory personnel are available in the drilling and completion of the subject Venture Well.

Contractor agrees to furnish all equipment, labor and services necessary for the drilling to the depth indicated herein and the completion of such Venture Well. Contractor agrees that the work to be conducted under the terms of this Agreement will be done with diligence and care in a good and workmanlike manner and agrees to provide competent supervision of the work performed hereunder. Unless specifically otherwise provided for herein, all the required equipment, services and labor are furnished for the price set forth herein.

1. LOCATION OF VENTURE WELL: See Exhibit "1" attached hereto and made a part hereof.

2.    TERMINATION DATE:

Contractor agrees to use its best efforts to complete operations for the acquisition, drilling and testing of the Venture Well by March 31, 1997, and Contractor and the Joint Venture agree that time is of the essence under this Agreement.

3.    BASIS OF DETERMINING AMOUNTS PAYABLE TO CONTRACTOR:

Contractor shall be paid at the following rate for the work performed hereunder:

      "Drilling, Completion, and Equipping Price":         $402,500

4.    DEPTH:

Subject to the right of the Joint Venture to direct the stoppage of work at any time (as provided in paragraph 6), the Venture Well shall be drilled to the depth as specified in Exhibit "1" or to the depth at which the production casing (oil string) is set, whichever depth is first reached, which depth is hereinafter referred to as the "Contract Depth."

5.    TIME OF PAYMENT:

      5.1 Basis: Payment by the Joint Venture to the Contractor of the Drilling Price becomes due and payable upon execution of this Agreement. Neither commencement nor completion of Contractor's performance shall be a condition precedent to this obligation to pay.

      5.2 Attorneys' Fees: If this Agreement is placed in the hands of an attorney for collection of any sums due hereunder, or suit is brought on same, or sums due hereunder are collected through bankruptcy or probate proceedings, then the Joint Venture agrees that there shall be added to the amount due reasonable attorneys' fees and costs.

6.    COMPLETION PROGRAM:

The Joint Venture shall determine whether Contractor shall set an oil string. In the event the Joint Venture directs that drilling operations cease and to abandon the Venture Well, Contractor shall plug the Venture Well, remove all drilling apparatus from the well sites and the obligations of the parties hereunder shall cease. In the event the Joint Venture directs Contractor to set an oil string and makes timely payment to the Contractor of the completion price, Contractor shall commence the operations necessary to complete the Venture Well for commercial production, including the setting of an oil string and the acquisition, delivery and installation of a pump jack, holding tank and all other necessary equipment needed to extract and contain oil from the Venture Well. If Contractor should enter into an assignment with another entity to undertake the Completion Program, Contractor may bill Joint Venture, and Joint Venture will pay for any completion costs over and above the Completion Price set forth herein.

7.    STOPPAGE OF WORK BY JOINT VENTURE:

Notwithstanding the provisions of paragraph 3 with respect to the depth to be drilled, the Joint Venture shall have the right to direct the stoppage of the work to be performed by the Contractor hereunder at any time prior to reaching the Contract Depth and even though Contractor has made no default hereunder. If Joint Venture exercises its right to discontinue drilling a well, the Joint Venture will not receive a refund for any unused portion of the Drilling Price allocable to the discontinued well but the Joint Venture may direct Contractor to apply the unused portion of the

Drilling Price to the intangible cost of another well that the Joint Venture shall specify. The unused portion of the Drilling Price will be determined as follows:

Contractor shall determine a sum equal to all the actual expenses reasonably and necessarily incurred up to the date the Joint Venture notified Contractor to discontinue drilling plus such additional expenses reasonably and necessarily incurred in order for Contractor to cease operations, including plugging and abandoning the hole, and dismantling the rig plus the sum of 15% of such total actual expenses. This sum shall be deducted from the Drilling Price of the Venture Well. The resulting difference shall be the unused portion of the price.

8.    REPORTS TO BE FURNISHED BY CONTRACTOR:

      8.1 Contractor shall keep and furnish to the Joint Venture an accurate record of the work performed and formations drilled on the IADC-API Daily Drilling Report form or other form acceptable to the Joint Venture. A legible copy of said form signed by Contractor's representative shall be furnished by Contractor to the Joint Venture.

      8.2 Delivery tickets, if requested by the Joint Venture, covering any material or supplies furnished by the Joint Venture shall be turned in each day with the daily drilling report. The quantity, description and condition of materials and supplies so furnished shall be checked by Contractor and such tickets shall be properly certified by Contractor.

9.    RESPONSIBILITY FOR A SOUND LOCATION:

Contractor shall prepare a sound location, adequate in size and capable of properly supporting the drilling rig. Contractor shall be responsible for a conductor pipe program adequate to prevent soil and subsoil washout. In the event subsurface conditions cause a cratering or shifting of the location surface, and loss or damage to the rig or its associated equipment results therefrom, the Joint Venture shall not be responsible for reimbursing Contractor for any such loss or damage including payment of work stoppage rate during repair and/or demobilization if applicable.

10.   RESPONSIBILITY FOR ROAD AND LOCATIONS:

Contractor agrees at all times to maintain roads to locations and each location in such a condition that will allow free access and movement to and from the drilling site in an ordinarily equipped highway type vehicle.

11.   PAYMENT OF CLAIMS:

Contractor agrees to pay all claims for labor, material, services and supplies to be furnished by Contractor hereunder, and agrees to allow no lien or charge to be fixed upon the lease, the wells or other property of the Joint Venture or the land upon which said wells are located.

12.   RESPONSIBILITY FOR LOSS OR DAMAGE:

      12.1 Contractor's Surface Equipment: Contractor shall assume liability at all times for damage to or destruction of Contractor's surface equipment, including but not limited to all drilling tools, machinery and appliances, for use above the surface, regardless of when or how such damage or destruction occurs.

      12.2 Contractor's In-Hole Equipment Basis: Contractor shall assume liability at all times for damage to or destruction of Contractor's in-hole equipment, including but not limited to drill pipe, drill collars and tool joints, and the Joint Venture shall be under no liability to reimburse Contractor for any such loss.

      12.3 Joint Venture's Equipment: The Joint Venture shall assume liability at all times for any defective equipment owned by it, including but not limited to casing, tubing, well head equipment, and Contractor shall be under no liability to reimburse the Joint Venture for any such loss or damage.

      12.4 Fire or Blow-Out: Should a fire or blowout occur or should the hole for any cause attributable to Contractor's operators be lost or damaged while Contractor is engaged in the performance of work hereunder, all such loss of or damage to the hole including cost of regaining control of a fire or blowout, shall be borne by Contractor; and if the hole is not in condition to be carried to the Contract Depth as herein provided, Contractor shall, if requested by the Joint Venture, commence a new hole without delay at Contractor's cost; and the drilling of the new hole shall be conducted under the terms and conditions of this Agreement in the same manner as though it were the first hole and Contractor shall be responsible for replacement of any casing lost in a junked and abandoned hole as well as the cost of preparing a new drill site for the new hole and the road thereto. In such case, Contractor shall not be entitled to any payment or compensation for expenditures made or incurred by Contractor on or in connection with the abandoned hole.

13.   NO WAIVER EXCEPT IN WRITING:

It is fully understood and agreed that none of the requirements of this Agreement shall be considered as waived by either party unless the same is done in writing, and then only by the persons executing this Agreement, or other duly authorized agent or representative of the party.

14.   FORCE MAJEURE:

If either party hereto is rendered unable, wholly or in part (and its performance hereunder is not rendered merely commercially impracticable) by force majeure to carry out its obligation under this Agreement, it shall give the other party prompt written notice of the force majeure with reasonably full particulars. Thereupon, the obligations of the notifying party, so far as they are affected by the force majeure, shall be suspended during, but not longer than, the continuance of the force majeure, and the notifying party agrees to use reasonable diligence to remove the force majeure as quickly as possible. This paragraph shall not relieve either party hereto for its obligations to expend sums of money or to indemnify the other party hereto, as provided elsewhere in this Agreement. The term "force majeure" as herein employed shall mean an act of God, strike, lockout or other industrial disturbance, act of the public enemy, war, blockade, public riot, lightning, fire, storm, flood, explosion, extreme weather conditions, or governmental restraint.

15.   INFORMATION CONFIDENTIAL:

Upon written request by the Joint Venture, information obtained by Contractor in the conduct of drilling operation on the wells, including, but not limited to depth, formations penetrated, the results of coring, testing and surveying, shall be considered confidential and shall not be divulged by Contractor or its employees, to any person, firm or any corporation other than the Joint Venture's designated representative.

16.   ASSIGNMENT:

Neither party may assign this Agreement without the prior written consent of the other, and prompt notice of any such intent to assign shall be given to the other party. If any assignment is made that materially alters Contractor's financial burden, Contractor's compensation shall be adjusted to give effect to any increase or decrease in Contractor's operating costs.

17.   NOTICES AND PLACE OF PAYMENT:

All notices to be given with respect to this Agreement unless otherwise provided for shall be given to Contractor and to the Joint Venture respectively at the addresses hereinabove shown. All sums payable hereunder to Contractor shall be payable at the address hereinabove shown unless otherwise specified herein.


                                        BLUE RIDGE ENERGY, INC.

                                        By:     /s/ ROBERT D. BURR
                                                -------------------------------
                                                Robert D. Burr, President

                                        BLUE RIDGE GROUP, INC.


                                        By:     /s/ JAMES T. COOK, JR.
                                                -------------------------------
                                                James T. Cook, Jr.,
                                                Vice President--Finance & C.F.O.

                           EXHIBIT "1" TO EXHIBIT "D"

                                OCTOBER 01, 1996

WEST CURRIE PROSPECT: The primary investment objective of the Joint Venture is the acquisition of approximately 65.37% of the Working Interest, which is approximately 49.02% of the Net Revenue Interest in a well site on the West Currie Prospect which consists of approximately 1,500 acres of oil and gas leases in Navarro County, Texas and the well to be drilled thereon (hereinafter referred to as "Venture Well"), and the production and sale of oil and/or gas therefrom. The Venture Well will be drilled to a depth of 8,800', or a depth sufficient to test the Norpthlet Sand formation.

                           TURNKEY DRILLING CONTRACT

THIS AGREEMENT, is made and entered into as of 24th day of February, 1997 by and between the parties herein designated as "Joint Venture" and "Contractor."

          Joint Venture:    Paluxy Joint Venture, Ltd.
          Address:          632 Adams Street, Suite 710
                            Bowling Green, Kentucky 42101

          Contractor:       Blue Ridge Energy, Inc.
          Address:          632 Adams Street, Suite 710
                            Bowling Green, Kentucky 42101

IN CONSIDERATION of the mutual promises, conditions and agreements herein contained, Joint Venture engages Contractor as an Independent Contractor to furnish the equipment, labor and services to drill, test, and complete its portion of a Venture Well to be located in Smith County, Texas, (referred to herein as "Venture Well") in search of oil and/or gas.

The Joint Venture will make the specified payments to Contractor in order (i) to obtain a price from Contractor for the drilling and completion of the Venture Well to specified depths, (ii) to assure that Contractor will be available to drill, test and complete the subject Venture Well for the Joint Venture, (iii) to assure that Contractor will make available on a preferential basis sufficient drilling and completion apparatus needed to drill, test and complete the Venture Well at the earliest possible time, (iv) to obtain a preferential use of Contractor's services, and (v) to assure competent supervisory personnel are available in the drilling and completion of the subject Venture Well.

Contractor agrees to furnish all equipment, labor and services necessary for the drilling to the depth indicated herein and the completion of such Venture Well. Contractor agrees that the work to be conducted under the terms of this Agreement will be done with diligence and care in a good and workmanlike manner and agrees to provide competent supervision of the work performed hereunder. Unless specifically otherwise provided for herein, all the required equipment, services and labor are furnished for the price set forth herein.

1. LOCATION OF VENTURE WELL: See Exhibit "1" attached hereto and made a part hereof.

2.    TERMINATION DATE:

Contractor agrees to use its best efforts to complete operations for the acquisition, drilling and testing of the Venture Well by June 30, 1997, and Contractor and the Joint Venture agree that time is of the essence under this Agreement.

3.    BASIS OF DETERMINING AMOUNTS PAYABLE TO CONTRACTOR:

Contractor shall be paid at the following rate for the work performed hereunder:

      "Drilling, Price":                                   $647,280

      "Completion and Equipping Price":                    $190,948

4.    DEPTH:

Subject to the right of the Joint Venture to direct the stoppage of work at any time (as provided in paragraph 7), the Venture Well shall be drilled to the depth as specified in Exhibit "1" or to the depth at which the production casing (oil string) is set, whichever depth is first reached, which depth is hereinafter referred to as the "Contract Depth."

5.    TIME OF PAYMENT:

      5.1 Basis: Payment by the Joint Venture to the Contractor of the Drilling Price becomes due and payable upon the receipt by the Joint Venture of an invoice from the Contractor. Neither commencement nor completion of Contractor's performance shall be a condition precedent to this obligation to pay.

      5.2 Attorneys' Fees: If this Agreement is placed in the hands of an attorney for collection of any sums due hereunder, or suit is brought on same, or sums due hereunder are collected through bankruptcy or probate proceedings, then the Joint Venture agrees that there shall be added to the amount due reasonable attorneys' fees and costs.

6.    COMPLETION PROGRAM:

The Joint Venture shall determine whether Contractor shall set an oil string. In the event the Joint Venture directs that drilling operations cease and to abandon the Venture Well, Contractor shall plug the Venture Well, remove all drilling apparatus from the well sites and the obligations of the parties hereunder shall cease. In the event the Joint Venture directs Contractor to set an oil string and makes timely payment to the Contractor of the completion price, Contractor shall commence the operations necessary to complete the Venture Well for commercial production, including the setting of an oil string and the acquisition, delivery and installation of a pump jack, holding tank and all other necessary equipment needed to extract and contain oil from the Venture Well. If Contractor should enter into an assignment with another entity to undertake the Completion Program, Contractor may bill Joint Venture, and Joint Venture will pay for any completion costs over and above the Completion Price set forth herein.

7.    STOPPAGE OF WORK BY JOINT VENTURE:

Notwithstanding the provisions of paragraph 3 with respect to the depth to be drilled, the Joint Venture shall have the right to direct the stoppage of the work to be performed by the Contractor hereunder at any time prior to reaching the Contract Depth and even though Contractor has made no default hereunder. If Joint Venture exercises its right to discontinue drilling a well, the Joint Venture will not receive a refund for any unused portion of the Drilling Price allocable to the discontinued well but the Joint Venture may direct Contractor to apply the unused portion of the Drilling Price to the intangible cost of another well that the Joint Venture shall specify. The unused portion of the Drilling Price will be determined as follows:

Contractor shall determine a sum equal to all the actual expenses reasonably and necessarily incurred up to the date the Joint Venture notified Contractor to discontinue drilling plus such additional expenses reasonably and necessarily incurred in order for Contractor to cease operations, including plugging and abandoning the hole, and dismantling the rig plus the sum of 15% of such total actual expenses. This sum shall be deducted from the Drilling Price of the wells. The resulting difference shall be the unused portion of the price.

8.    REPORTS TO BE FURNISHED BY CONTRACTOR:

      8.1 Contractor shall keep and furnish to the Joint Venture an accurate record of the work performed and formations drilled on the IADC-API Daily Drilling Report form or other form acceptable to the Joint Venture. A legible copy of said form signed by Contractor's representative shall be furnished by Contractor to the Joint Venture.

      8.2 Delivery tickets, if requested by the Joint Venture, covering any material or supplies furnished by the Joint Venture shall be turned in each day with the daily drilling report. The quantity, description and condition of materials and supplies so furnished shall be checked by Contractor and such tickets shall be properly certified by Contractor.

9.    RESPONSIBILITY FOR A SOUND LOCATION:

Contractor shall prepare a sound location, adequate in size and capable of properly supporting the drilling rig. Contractor shall be responsible for a conductor pipe program adequate to prevent soil and subsoil washout. In the event subsurface conditions cause a cratering or shifting of the location surface, and loss or damage to the rig or its associated equipment results therefrom, the Joint Venture shall not be responsible for reimbursing Contractor for any such loss or damage including payment of work stoppage rate during repair and/or demobilization if applicable.

10.   RESPONSIBILITY FOR ROAD AND LOCATIONS:

Contractor agrees at all times to maintain roads to locations and each location in such a condition that will allow free access and movement to and from the drilling site in an ordinarily equipped highway type vehicle.

11.   PAYMENT OF CLAIMS:

Contractor agrees to pay all claims for labor, material, services and supplies to be furnished by Contractor hereunder, and agrees to allow no lien or charge to be fixed upon the lease, the wells or other property of the Joint Venture or the land upon which said wells are located.

12.   RESPONSIBILITY FOR LOSS OR DAMAGE:

      12.1 Contractor's Surface Equipment: Contractor shall assume liability at all times for damage to or destruction of Contractor's surface equipment, including but not limited to all drilling tools, machinery and appliances, for use above the surface, regardless of when or how such damage or destruction occurs.

      12.2 Contractor's In-Hole Equipment Basis: Contractor shall assume liability at all times for damage to or destruction of Contractor's in-hole equipment, including but not limited to drill pipe, drill collars and tool joints, and the Joint Venture shall be under no liability to reimburse Contractor for any such loss.

      12.3 Joint Venture's Equipment: The Joint Venture shall assume liability at all times for any defective equipment owned by it, including but not limited to casing, tubing, well head equipment, and Contractor shall be under no liability to reimburse the Joint Venture for any such loss or damage.

      12.4 Fire or Blow-Out: Should a fire or blowout occur or should the hole for any cause attributable to Contractor's operators be lost or damaged while Contractor is engaged in the performance of work hereunder, all such loss of or damage to the hole including cost of regaining control of a fire or blowout, shall be borne by Contractor; and if the hole is not in condition to be carried to the Contract Depth as herein provided, Contractor shall, if requested by the Joint Venture, commence a new hole without delay at Contractor's cost; and the drilling of the new hole shall be conducted under the terms and conditions of this Agreement in the same manner as though it were the first hole and Contractor shall be responsible for replacement of any casing lost in a junked and abandoned hole as well as the cost of preparing a new drill site for the new hole and the road thereto. In such case, Contractor shall not be entitled to any payment or compensation for expenditures made or incurred by Contractor on or in connection with the abandoned hole.

13.   NO WAIVER EXCEPT IN WRITING:

It is fully understood and agreed that none of the requirements of this Agreement shall be considered as waived by either party unless the same is done in writing, and then only by the persons executing this Agreement, or other duly authorized agent or representative of the party.

14.   FORCE MAJEURE:

If either party hereto is rendered unable, wholly or in part (and its performance hereunder is not rendered merely commercially impracticable) by force majeure to carry out its obligation under this Agreement, it shall give the other party prompt written notice of the force majeure with reasonably full particulars. Thereupon, the obligations of the notifying party, so far as they are affected by the force majeure, shall be suspended during, but not longer than, the continuance of the force majeure, and the notifying party agrees to use reasonable diligence to remove the force majeure as quickly as possible. This paragraph shall not relieve either party hereto for its obligations to expend sums of money or to indemnify the other party hereto, as provided elsewhere in this Agreement. The term "force majeure" as herein employed shall mean an act of God, strike, lockout or other industrial disturbance, act of the public enemy, war, blockade, public riot, lightning, fire, storm, flood, explosion, extreme weather conditions, or governmental restraint.

15.   INFORMATION CONFIDENTIAL:

Upon written request by the Joint Venture, information obtained by Contractor in the conduct of drilling operation on the Venture Well, including, but not limited to depth, formations penetrated, the results of coring, testing and surveying, shall be considered confidential and shall not be divulged by Contractor or its employees, to any person, firm or any corporation other than the Joint Venture's designated representative.

16.   ASSIGNMENT:

Neither party may assign this Agreement without the prior written consent of the other, and prompt notice of any such intent to assign shall be given to the other party. If any assignment is made that materially alters Contractor's financial burden, Contractor's compensation shall be adjusted to give effect to any increase or decrease in Contractor's operating costs.

17.   NOTICES AND PLACE OF PAYMENT:

All notices to be given with respect to this Agreement unless otherwise provided for shall be given to Contractor and to the Joint Venture respectively at the addresses hereinabove shown. All sums payable hereunder to Contractor shall be payable at the address hereinabove shown unless otherwise specified herein.


                                        BLUE RIDGE ENERGY, INC.

                                        By:     /s/ ROBERT D. BURR
                                                -------------------------------
                                                Robert D. Burr, President


                                        PALUXY JOINT VENTURE, LTD.
                                        A KENTUCKY LIMITED PARTNERSHIP

                                        By:     Blue Ridge Energy, Inc.
                                                Joint Venture Manager


                                            By: /s/ ROBERT D. BURR
                                               --------------------------------
                                                Robert D. Burr, President

                           EXHIBIT "1" TO EXHIBIT "D"

                                FEBRUARY 24, 1997

MOLLY JANE PROSPECT: The primary investment objective of the Joint Venture is the acquisition of approximately a 50.00% Working Interest, which is approximately a 35.00% Net Revenue Interest in a well site on the Molly Jane Prospect and the production and sale of oil and/or gas therefrom. This prospect consists of approximately 80 acres of oil and gas leases in Smith County, Texas and the well to be re-entered and drilled thereon (the "Venture Well"). The Venture Well will be drilled to a depth of 7,700', or a depth sufficient to test the Paluxy Sandstone formation.

                           TURNKEY DRILLING CONTRACT

THIS AGREEMENT, is made and entered into as of 24th day of February, 1997 by and between the parties herein designated as "Joint Venture" and "Contractor."

          Joint Venture:    Blue Ridge Energy, Inc.
          Address:          632 Adams Street, Suite 710
                            Bowling Green, Kentucky 42101

          Contractor:       Blue Ridge Energy, Inc.
          Address:          632 Adams Street. Suite 700
                            Bowling Green, Kentucky 42101

IN CONSIDERATION of the mutual promises, conditions and agreements herein contained, Joint Venture engages Contractor as an Independent Contractor to furnish the equipment, labor and services to drill, test, and complete its portion of a Venture Well to be located in Smith County, Texas, (referred to herein as "Venture Well") in search of oil and/or gas.

The Joint Venture will make the specified payments to Contractor in order (i) to obtain a price from Contractor for the drilling and completion of the Venture Well to specified depths, (ii) to assure that Contractor will be available to drill, test and complete the subject Venture Well for the Joint Venture, (iii) to assure that Contractor will make available on a preferential basis sufficient drilling and completion apparatus needed to drill, test and complete the Venture Well at the earliest possible time, (iv) to obtain a preferential use of Contractor's services, and (v) to assure competent supervisory personnel are available in the drilling and completion of the subject Venture Well.

Contractor agrees to furnish all equipment, labor and services necessary for the drilling to the depth indicated herein and the completion of such Venture Well. Contractor agrees that the work to be conducted under the terms of this Agreement will be done with diligence and care in a good and workmanlike manner and agrees to provide competent supervision of the work performed hereunder. Unless specifically otherwise provided for herein, all the required equipment, services and labor are furnished for the price set forth herein.

1. LOCATION OF VENTURE WELL: See Exhibit "1" attached hereto and made a part hereof.

2.    TERMINATION DATE:

Contractor agrees to use its best efforts to complete operations for the acquisition, drilling and testing of the Venture Well by June 30, 1997, and Contractor and the Joint Venture agree that time is of the essence under this Agreement.

3.    BASIS OF DETERMINING AMOUNTS PAYABLE TO CONTRACTOR:

Contractor shall be paid at the following rate for the work performed hereunder:

      "Drilling, Price":                                 $445,800
      "Completion and Equipping Price":                  $164,200

4.    DEPTH:

Subject to the right of the Joint Venture to direct the stoppage of work at any time (as provided in paragraph 7), the Venture Well shall be drilled to the depth as specified in Exhibit "1" or to the depth at which the production casing (oil string) is set, whichever depth is first reached, which depth is hereinafter referred to as the "Contract Depth."

5.    TIME OF PAYMENT:

      5.1 Basis: Payment by the Joint Venture to the Contractor of the Drilling Price becomes due and payable upon the receipt by the Joint Venture of an invoice from the Contractor. Neither commencement nor completion of Contractor's performance shall be a condition precedent to this obligation to pay.

      5.2 Attorneys' Fees: If this Agreement is placed in the hands of an attorney for collection of any sums due hereunder, or suit is brought on same, or sums due hereunder are collected through bankruptcy or probate proceedings, then the Joint Venture agrees that there shall be added to the amount due reasonable attorneys' fees and costs.

6.    COMPLETION PROGRAM:

The Joint Venture shall determine whether Contractor shall set an oil string. In the event the Joint Venture directs that drilling operations cease and to abandon the Venture Well, Contractor shall plug the Venture Well, remove all drilling apparatus from the well sites and the obligations of the parties hereunder shall cease. In the event the Joint Venture directs Contractor to set an oil string and makes timely payment to the Contractor of the completion price, Contractor shall commence the operations necessary to complete the Venture Well for commercial production, including the setting of an oil string and the acquisition, delivery and installation of a pump jack, holding tank and all other necessary equipment needed to extract and contain oil from the Venture Well. If Contractor should enter into an assignment with another entity to undertake the Completion Program, Contractor may bill Joint Venture, and Joint Venture will pay for any completion costs over and above the Completion Price set forth herein.

7.    STOPPAGE OF WORK BY JOINT VENTURE:

Notwithstanding the provisions of paragraph 3 with respect to the depth to be drilled, the Joint Venture shall have the right to direct the stoppage of the work to be performed by the Contractor hereunder at any time prior to reaching the Contract Depth and even though Contractor has made no default hereunder. If Joint Venture exercises its right to discontinue drilling a well, the Joint Venture will not receive a refund for any unused portion of the Drilling Price allocable to the discontinued well but the Joint Venture may direct Contractor to apply the unused portion of the Drilling Price to the intangible cost of another well that the Joint Venture shall specify. The unused portion of the Drilling Price will be determined as follows:

Contractor shall determine a sum equal to all the actual expenses reasonably and necessarily incurred up to the date the Joint Venture notified Contractor to discontinue drilling plus such additional expenses reasonably and necessarily incurred in order for Contractor to cease operations, including plugging and abandoning the hole, and dismantling the rig plus the sum of 15% of such total actual expenses. This sum shall be deducted from the Drilling Price of the Venture Well. The resulting difference shall be the unused portion of the price.

8.    REPORTS TO BE FURNISHED BY CONTRACTOR:

      8.1 Contractor shall keep and furnish to the Joint Venture an accurate record of the work performed and formations drilled on the IADC-API Daily Drilling Report form or other form acceptable to the Joint Venture. A legible copy of said form signed by Contractor's representative shall be furnished by Contractor to the Joint Venture.

      8.2 Delivery tickets, if requested by the Joint Venture, covering any material or supplies furnished by the Joint Venture shall be turned in each day with the daily drilling report. The quantity, description and condition of materials and supplies so furnished shall be checked by Contractor and such tickets shall be properly certified by Contractor.

9.    RESPONSIBILITY FOR A SOUND LOCATION:

Contractor shall prepare a sound location, adequate in size and capable of properly supporting the drilling rig. Contractor shall be responsible for a conductor pipe program adequate to prevent soil and subsoil washout. In the event subsurface conditions cause a cratering or shifting of the location surface, and loss or damage to the rig or its associated equipment results therefrom, the Joint Venture shall not be responsible for reimbursing Contractor for any such loss or damage including payment of work stoppage rate during repair and/or demobilization if applicable.

10.   RESPONSIBILITY FOR ROAD AND LOCATIONS:

Contractor agrees at all times to maintain roads to locations and each location in such a condition that will allow free access and movement to and from the drilling site in an ordinarily equipped highway type vehicle.

11.   PAYMENT OF CLAIMS:

Contractor agrees to pay all claims for labor, material, services and supplies to be furnished by Contractor hereunder, and agrees to allow no lien or charge to be fixed upon the lease, the Venture Well or other property of the Joint Venture or the land upon which said Venture Well is located.

12.   RESPONSIBILITY FOR LOSS OR DAMAGE:

      12.1 Contractor's Surface Equipment: Contractor shall assume liability at all times for damage to or destruction of Contractor's surface equipment, including but not limited to all drilling tools, machinery and appliances, for use above the surface, regardless of when or how such damage or destruction occurs.

      12.2 Contractor's In-Hole Equipment Basis: Contractor shall assume liability at all times for damage to or destruction of Contractor's in-hole equipment, including but not limited to drill pipe, drill collars and tool joints, and the Joint Venture shall be under no liability to reimburse Contractor for any such loss.

      12.3 Joint Venture's Equipment: The Joint Venture shall assume liability at all times for any defective equipment owned by it, including but not limited to casing, tubing, well head equipment, and Contractor shall be under no liability to reimburse the Joint Venture for any such loss or damage.

      12.4 Fire or Blow-Out: Should a fire or blowout occur or should the hole for any cause attributable to Contractor's operators be lost or damaged while Contractor is engaged in the performance of work hereunder, all such loss of or damage to the hole including cost of regaining control of a fire or blowout, shall be borne by Contractor; and if the hole is not in condition to be carried to the Contract Depth as herein provided, Contractor shall, if requested by the Joint Venture, commence a new hole without delay at Contractor's cost; and the drilling of the new hole shall be conducted under the terms and conditions of this Agreement in the same manner as though it were the first hole and Contractor shall be responsible for replacement of any casing lost in a junked and abandoned hole as well as the cost of preparing a new drill site for the new hole and the road thereto. In such case, Contractor shall not be entitled to any payment or compensation for expenditures made or incurred by Contractor on or in connection with the abandoned hole.

13.   NO WAIVER EXCEPT IN WRITING:

It is fully understood and agreed that none of the requirements of this Agreement shall be considered as waived by either party unless the same is done in writing, and then only by the persons executing this Agreement, or other duly authorized agent or representative of the party.

14.   FORCE MAJEURE:

If either party hereto is rendered unable, wholly or in part (and its performance hereunder is not rendered merely commercially impracticable) by force majeure to carry out its obligation under this Agreement, it shall give the other party prompt written notice of the force majeure with reasonably full particulars. Thereupon, the obligations of the notifying party, so far as they are affected by the force majeure, shall be suspended during, but not longer than, the continuance of the force majeure, and the notifying party agrees to use reasonable diligence to remove the force majeure as quickly as possible. This paragraph shall not relieve either party hereto for its obligations to expend sums of money or to indemnify the other party hereto, as provided elsewhere in this Agreement. The term "force majeure" as herein employed shall mean an act of God, strike, lockout or other industrial disturbance, act of the public enemy, war, blockade, public riot, lightning, fire, storm, flood, explosion, extreme weather conditions, or governmental restraint.

15.   INFORMATION CONFIDENTIAL:

Upon written request by the Joint Venture, information obtained by Contractor in the conduct of drilling operation on the Venture Well, including, but not limited to depth, formations penetrated, the results of coring, testing and surveying, shall be considered confidential and shall not be divulged by Contractor or its employees, to any person, firm or any corporation other than the Joint Venture's designated representative.

16.   ASSIGNMENT:

Neither party may assign this Agreement without the prior written consent of the other, and prompt notice of any such intent to assign shall be given to the other party. If any assignment is made that materially alters Contractor's financial burden, Contractor's compensation shall be adjusted to give effect to any increase or decrease in Contractor's operating costs.

17.   NOTICES AND PLACE OF PAYMENT:

All notices to be given with respect to this Agreement unless otherwise provided for shall be given to Contractor and to the Joint Venture respectively at the addresses hereinabove shown. All sums payable hereunder to Contractor shall be payable at the address hereinabove shown unless otherwise specified herein.


                                        BLUE RIDGE ENERGY, INC.

                                        By:     /s/ ROBERT D. BURR
                                                -------------------------------
                                                Robert D. Burr, President

                                        BLUE RIDGE INC.

                                        By:     /s/ JAMES T. COOK, JR.
                                                --------------------------------
                                                James T. Cook, Jr.,
                                                Vice President-Finance & C.F.O.

                           EXHIBIT "1" TO EXHIBIT "D"

                                FEBRUARY 24, 1997

MOLLY JANE PROSPECT: The primary investment objective of the Joint Venture is the acquisition of approximately a 50.00% Working Interest, which is approximately a 35.00% Net Revenue Interest in a well site on the Molly Jane Prospect and the production and sale of oil and/or gas therefrom. This prospect consists of approximately 80 acres of oil and gas leases in Smith County, Texas and the well to be re-entered and drilled thereon (the "Venture Well"). The Venture Well will be drilled to a depth of 7,700', or a depth sufficient to test the Paluxy Sandstone formation.

                           TURNKEY DRILLING CONTRACT

THIS AGREEMENT, is made and entered into as of 21st day of May, 1997 by and between the parties herein designated as "Joint Venture" and "Contractor."

          Joint Venture:    Home Stake Joint Venture, Ltd.
          Address:          632 Adams Street, Suite 710
                            Bowling Green, Kentucky 42101

          Contractor:       Blue Ridge Energy, Inc.
          Address:          632 Adams Street, Suite 710
                            Bowling Green, Kentucky 42101

IN CONSIDERATION of the mutual promises, conditions and agreements herein contained, Joint Venture engages Contractor as an Independent Contractor to furnish the equipment, labor and services to drill, test, and complete its portion of a Re-Entry Well to be located in Lea County, New Mexico and a Venture Well to be located in Throckmorton County, Texas, (referred to herein as "Re-Entry and/or Venture Wells") in search of oil and/or gas.

The Joint Venture will make the specified payments to Contractor in order (i) to obtain a price from Contractor for the drilling and completion of the Re-Entry and/or Venture Wells to specified depths, (ii) to assure that Contractor will be available to drill, test and complete the subject Re-Entry and/or Venture Wells for the Joint Venture, (iii) to assure that Contractor will make available on a preferential basis sufficient drilling and completion apparatus needed to drill, test and complete the Re-Entry and/or Venture Wells at the earliest possible time, (iv) to obtain a preferential use of Contractor's services, and (v) to assure competent supervisory personnel are available in the drilling and completion of the subject Re-Entry and/or Venture Wells.

Contractor agrees to furnish all equipment, labor and services necessary for the drilling to the depth indicated herein and the completion of such Re-Entry and/or Venture Wells. Contractor agrees that the work to be conducted under the terms of this Agreement will be done with diligence and care in a good and workmanlike manner and agrees to provide competent supervision of the work performed hereunder. Unless specifically otherwise provided for herein, all the required equipment, services and labor are furnished for the price set forth herein.

1.    LOCATION OF RE-ENTRY AND/OR VENTURE WELLS:

See Exhibit "1" attached hereto and made a part hereof.

2.    TERMINATION DATE:

Contractor agrees to use its best efforts to complete operations for the acquisition, drilling and testing of the Re-Entry and/or Venture Wells by September 30, 1997, and Contractor and the Joint Venture agree that time is of the essence under this Agreement.

3.    BASIS OF DETERMINING AMOUNTS PAYABLE TO CONTRACTOR:

Contractor shall be paid at the following rate for the work performed hereunder:

      "Acquisition Price":                                 $ 80,000

      "Drilling Price":                                    $552,684

      "Completion and Equipping Price":                    $438,500

4.    DEPTH:

Subject to the right of the Joint Venture to direct the stoppage of work at any time (as provided in paragraph 7), the Re-Entry and/or Venture Wells shall be drilled to the depths as specified in Exhibit "1" or to the depths at which the production casing (oil string) is set, whichever depth is first reached, which depth is hereinafter referred to as the "Contract Depth."

5.    TIME OF PAYMENT:

      5.1 Basis: Payment by the Joint Venture to the Contractor of the Drilling Price becomes due and payable upon the receipt by the Joint Venture of an invoice from the Contractor. Neither commencement nor completion of Contractor's performance shall be a condition precedent to this obligation to pay.

      5.2 Attorneys' Fees: If this Agreement is placed in the hands of an attorney for collection of any sums due hereunder, or suit is brought on same, or sums due hereunder are collected through bankruptcy or probate proceedings, then the Joint Venture agrees that there shall be added to the amount due reasonable attorneys' fees and costs.

6.    COMPLETION PROGRAM:

The Joint Venture shall determine whether Contractor shall set an oil string. In the event the Joint Venture directs that drilling operations cease and to abandon the Re-Entry and/or Venture Wells, Contractor shall plug the Re-Entry and/or Venture Wells, remove all drilling apparatus from the well sites and the obligations of the parties hereunder shall cease. In the event the Joint Venture directs Contractor to set an oil string and makes timely payment to the Contractor of the completion price, Contractor shall commence the operations necessary to complete the Re-Entry and/or Venture Wells for commercial production, including the setting of an oil string and the acquisition, delivery and installation of a pump jack, holding tank and all other necessary equipment needed to extract and contain oil from the Re-Entry and/or Venture Wells. If Contractor should enter into an assignment with another entity to undertake the Completion Program, Contractor may bill the Joint Venture, and the Joint Venture will pay for any completion costs over and above the Completion Price set forth herein.

7.    STOPPAGE OF WORK BY THE JOINT VENTURE:

Notwithstanding the provisions of paragraph 3 with respect to the depth to be drilled, the Joint Venture shall have the right to direct the stoppage of the work to be performed by the Contractor hereunder at any time prior to reaching the Contract Depths and even though Contractor has made no default hereunder. If the Joint Venture exercises its right to discontinue drilling a well, the Joint Venture will not receive a refund for any unused portion of the Drilling Price allocable to the discontinued well but the Joint Venture may direct Contractor to apply the unused portion of the Drilling Price to the intangible cost of another well that the Joint Venture shall specify. The unused portion of the Drilling Price will be determined as follows:

Contractor shall determine a sum equal to all the actual expenses reasonably and necessarily incurred up to the date the Joint Venture notified Contractor to discontinue drilling plus such additional expenses reasonably and necessarily incurred in order for Contractor to cease operations, including plugging and abandoning the hole, and dismantling the rig plus the sum of 15% of such total actual expenses. This sum shall be deducted from the Drilling Price of the Re-Entry and/or Venture Wells. The resulting difference shall be the unused portion of the price.

8.    REPORTS TO BE FURNISHED BY CONTRACTOR:

      8.1 Contractor shall keep and furnish to the Joint Venture an accurate record of the work performed and formations drilled on the IADC-API Daily Drilling Report form or other form acceptable to the Joint Venture. A legible copy of said form signed by Contractor's representative shall be furnished by Contractor to the Joint Venture.

      8.2 Delivery tickets, if requested by the Joint Venture, covering any material or supplies furnished by the Joint Venture shall be turned in each day with the daily drilling report. The quantity, description and condition of materials and supplies so furnished shall be checked by Contractor and such tickets shall be properly certified by Contractor.

9.    RESPONSIBILITY FOR A SOUND LOCATION:

Contractor shall prepare a sound location, adequate in size and capable of properly supporting the drilling rig. Contractor shall be responsible for a conductor pipe program adequate to prevent soil and subsoil washout. In the event subsurface conditions cause a cratering or shifting of the location surface, and loss or damage to the rig or its associated equipment results therefrom, the Joint Venture shall not be responsible for reimbursing Contractor for any such loss or damage including payment of work stoppage rate during repair and/or demobilization if applicable.

10.   RESPONSIBILITY FOR ROAD AND LOCATIONS:

Contractor agrees at all times to maintain roads to locations and each location in such a condition that will allow free access and movement to and from the drilling site in an ordinarily equipped highway type vehicle.

11.   PAYMENT OF CLAIMS:

Contractor agrees to pay all claims for labor, material, services and supplies to be furnished by Contractor hereunder, and agrees to allow no lien or charge to be fixed upon the lease, the Re-Entry and/or Venture Wells or other property of the Joint Venture or the land upon which said Re-Entry and/or Venture Wells are located.

12.   RESPONSIBILITY FOR LOSS OR DAMAGE:

      12.1 Contractor's Surface Equipment: Contractor shall assume liability at all times for damage to or destruction of Contractor's surface equipment, including but not limited to all drilling tools, machinery and appliances, for use above the surface, regardless of when or how such damage or destruction occurs.

      12.2 Contractor's In-Hole Equipment Basis: Contractor shall assume liability at all times for damage to or destruction of Contractor's in-hole equipment, including but not limited to drill pipe, drill collars and tool joints, and the Joint Venture shall be under no liability to reimburse Contractor for any such loss.

      12.3 Joint Venture's Equipment: The Joint Venture shall assume liability at all times for any defective equipment owned by it, including but not limited to casing, tubing, well head equipment, and Contractor shall be under no liability to reimburse the Joint Venture for any such loss or damage.

      12.4 Fire or Blow-Out: Should a fire or blowout occur or should the hole for any cause attributable to Contractor's operators be lost or damaged while Contractor is engaged in the performance of work hereunder, all such loss of or damage to the hole including cost of regaining control of a fire or blowout, shall be borne by Contractor; and if the hole is not in condition to be carried to the Contract Depth as herein provided, Contractor shall, if requested by the Joint Venture, commence a new hole without delay at Contractor's cost; and the drilling of the new hole shall be conducted under the terms and conditions of this Agreement in the same manner as though it were the first hole and Contractor shall be responsible for replacement of any casing lost in a junked and abandoned hole as well as the cost of preparing a new drill site for the new hole and the road thereto. In such case, Contractor shall not be entitled to any payment or compensation for expenditures made or incurred by Contractor on or in connection with the abandoned hole.

13.   NO WAIVER EXCEPT IN WRITING:

It is fully understood and agreed that none of the requirements of this Agreement shall be considered as waived by either party unless the same is done in writing, and then only by the persons executing this Agreement, or other duly authorized agent or representative of the party.

14.   FORCE MAJEURE:

If either party hereto is rendered unable, wholly or in part (and its performance hereunder is not rendered merely commercially impracticable) by force majeure to carry out its obligation under this Agreement, it shall give the other party prompt written notice of the force majeure with reasonably full particulars. Thereupon, the obligations of the notifying party, so far as they are affected by the force majeure, shall be suspended during, but not longer than, the continuance of the force majeure, and the notifying party agrees to use reasonable diligence to remove the force majeure as quickly as possible. This paragraph shall not relieve either party hereto for its obligations to expend sums of money or to indemnify the other party hereto, as provided elsewhere in this Agreement. The term "force majeure" as herein employed shall mean an act of God, strike, lockout or other industrial disturbance, act of the public enemy, war, blockade, public riot, lightning, fire, storm, flood, explosion, extreme weather conditions, or governmental restraint.

15.   INFORMATION CONFIDENTIAL:

Upon written request by the Joint Venture, information obtained by Contractor in the conduct of drilling operation on the Re-Entry and/or Venture Wells, including, but not limited to depth, formations penetrated, the results of coring, testing and surveying, shall be considered confidential and shall not be divulged by Contractor or its employees, to any person, firm or any corporation other than the Joint Venture's designated representative.

16.   ASSIGNMENT:

Neither party may assign this Agreement without the prior written consent of the other, and prompt notice of any such intent to assign shall be given to the other party. If any assignment is made that materially alters Contractor's financial burden, Contractor's compensation shall be adjusted to give effect to any increase or decrease in Contractor's operating costs.

17.   NOTICES AND PLACE OF PAYMENT:

All notices to be given with respect to this Agreement unless otherwise provided for shall be given to Contractor and to the Joint Venture respectively at the addresses hereinabove shown. All sums payable hereunder to Contractor shall be payable at the address hereinabove shown unless otherwise specified herein.


                                        BLUE RIDGE ENERGY, INC.

                                        By:     /s/ ROBERT D. BURR
                                                -------------------------------
                                                Robert D. Burr, President

                                        HOME STAKE JOINT VENTURE, LTD.
                                        A KENTUCKY LIMITED PARTNERSHIP

                                        By:     Blue Ridge Energy, Inc.
                                                Joint Venture Manager


                                            By: /s/ ROBERT D. BURR
                                               --------------------------------
                                                Robert D. Burr, President

                           EXHIBIT "1" TO EXHIBIT "D"

                                  MAY 21, 1997

HOME STAKE PROSPECT: The primary investment objectives of the Joint Venture are the acquisition of approximately a 66.67% Working Interest, which is approximately 50.00% of the Net Revenue Interest, in a well site on the Home Stake Prospect and the acquisition of a 100.00% Working Interest, which is approximately 75.00% of the Net Revenue Interest in the Kelly Prospect and the production and sale of oil and/or gas therefrom. The Home Stake Prospect consists of approximately 160 acres of oil and gas leases in Lea County, New Mexico, and the well to be re-entered and drilled thereon (the "Re-Entry Well"). The Re-Entry Well will be drilled to a depth of 11,200', or a depth sufficient to test the Strawn Limestone formation. The Kelly Prospect consists of approximately 70 acres of oil and gas leases in Throckmorton County, Texas and the well to be drilled thereon (the "Venture Well"). The Venture Well will be drilled to a depth of 4,600', or a depth sufficient to test the Mississippian Chapel Limestone formations.

                           TURNKEY DRILLING CONTRACT

THIS AGREEMENT, is made and entered into as of 21st day of May, 1997 by and between the parties herein designated as "Joint Venture" and "Contractor."

          Joint Venture:    Blue Ridge Energy, Inc.
          Address:          632 Adams Street, Suite 710
                            Bowling Green, Kentucky 42101

          Contractor:       Blue Ridge Group, Inc.
          Address:          632 Adams Street, Suite 700
                            Bowling Green, Kentucky 42101

IN CONSIDERATION of the mutual promises, conditions and agreements herein contained, Joint Venture engages Contractor as an Independent Contractor to furnish the equipment, labor and services to drill, test, and complete its portion of a Re-Entry Well to be located in Lea County, New Mexico and a Venture Well to be located in Throckmorton County, Texas, (referred to herein as "Re-Entry and/or Venture Wells") in search of oil and/or gas.

The Joint Venture will make the specified payments to Contractor in order (i) to obtain a price from Contractor for the drilling and completion of the Re-Entry and/or Venture Wells to specified depths, (ii) to assure that Contractor will be available to drill, test and complete the subject Re-Entry and/or Venture Wells for the Joint Venture, (iii) to assure that Contractor will make available on a preferential basis sufficient drilling and completion apparatus needed to drill, test and complete the Re-Entry and/or Venture Wells at the earliest possible time, (iv) to obtain a preferential use of Contractor's services, and (v) to assure competent supervisory personnel are available in the drilling and completion of the subject Re-Entry and/or Venture Wells.

Contractor agrees to furnish all equipment, labor and services necessary for the drilling to the depth indicated herein and the completion of such Re-Entry and/or Venture Wells. Contractor agrees that the work to be conducted under the terms of this Agreement will be done with diligence and care in a good and workmanlike manner and agrees to provide competent supervision of the work performed hereunder. Unless specifically otherwise provided for herein, all the required equipment, services and labor are furnished for the price set forth herein.

1.    LOCATION OF RE-ENTRY AND/OR VENTURE WELLS:

See Exhibit "1" attached hereto and made a part hereof.

2.    TERMINATION DATE:

Contractor agrees to use its best efforts to complete operations for the acquisition, drilling and testing of the Re-Entry and/or Venture Wells by September 30, 1997, and Contractor and the Joint Venture agree that time is of the essence under this Agreement.

3.    BASIS OF DETERMINING AMOUNTS PAYABLE TO CONTRACTOR:

Contractor shall be paid at the following rate for the work performed hereunder:

      "Drilling, Price":                                   $682,500
      "Completion and Equipping Price":                    $485,000

4.    DEPTH:

Subject to the right of the Joint Venture to direct the stoppage of work at any time (as provided in paragraph 7), the Re-Entry and/or Venture Wells shall be drilled to the depth as specified in Exhibit "1" or to the depth at which the production casing (oil string) is set, whichever depth is first reached, which depth is hereinafter referred to as the "Contract Depth."

5.    TIME OF PAYMENT:

      5.1 Basis: Payment by the Joint Venture to the Contractor of the Drilling Price becomes due and payable upon the receipt by the Joint Venture of an invoice from the Contractor. Neither commencement nor completion of Contractor's performance shall be a condition precedent to this obligation to pay.

      5.2 Attorneys' Fees: If this Agreement is placed in the hands of an attorney for collection of any sums due hereunder, or suit is brought on same, or sums due hereunder are collected through bankruptcy or probate proceedings, then the Joint Venture agrees that there shall be added to the amount due reasonable attorneys' fees and costs.

6.    COMPLETION PROGRAM:

The Joint Venture shall determine whether Contractor shall set an oil string. In the event the Joint Venture directs that drilling operations cease and to abandon the Re-Entry and/or Venture Wells, Contractor shall plug the Re-Entry and/or Venture Wells, remove all drilling apparatus from the well sites and the obligations of the parties hereunder shall cease. In the event the Joint Venture directs Contractor to set an oil string and makes timely payment to the Contractor of the completion price, Contractor shall commence the operations necessary to complete the Re-Entry and/or Venture Wells for commercial production, including the setting of an oil string and the acquisition, delivery and installation of a pump jack, holding tank and all other necessary equipment needed to extract and contain oil from the Re-Entry and/or Venture Wells. If Contractor should enter into an assignment with another entity to undertake the Completion Program, Contractor may bill Joint Venture, and Joint Venture will pay for any completion costs over and above the Completion Price set forth herein.

7.    STOPPAGE OF WORK BY JOINT VENTURE:

Notwithstanding the provisions of paragraph 3 with respect to the depth to be drilled, the Joint Venture shall have the right to direct the stoppage of the work to be performed by the Contractor hereunder at any time prior to reaching the Contract Depths and even though Contractor has made no default hereunder. If Joint Venture exercises its right to discontinue drilling a well, the Joint Venture will not receive a refund for any unused portion of the Drilling Price allocable to the discontinued well but the Joint Venture may direct Contractor to apply the unused portion of
                                      D-2
the Drilling Price to the intangible cost of another well that the Joint Venture shall specify. The unused portion of the Drilling Price will be determined as follows:

Contractor shall determine a sum equal to all the actual expenses reasonably and necessarily incurred up to the date the Joint Venture notified Contractor to discontinue drilling plus such additional expenses reasonably and necessarily incurred in order for Contractor to cease operations, including plugging and abandoning the hole, and dismantling the rig plus the sum of 15% of such total actual expenses. This sum shall be deducted from the Drilling Price of the Re-Entry and/or Venture Wells. The resulting difference shall be the unused portion of the price.

8.    REPORTS TO BE FURNISHED BY CONTRACTOR:

      8.1 Contractor shall keep and furnish to the Joint Venture an accurate record of the work performed and formations drilled on the IADC-API Daily Drilling Report form or other form acceptable to the Joint Venture. A legible copy of said form signed by Contractor's representative shall be furnished by Contractor to the Joint Venture.

      8.2 Delivery tickets, if requested by the Joint Venture, covering any material or supplies furnished by the Joint Venture shall be turned in each day with the daily drilling report. The quantity, description and condition of materials and supplies so furnished shall be checked by Contractor and such tickets shall be properly certified by Contractor.

9.    RESPONSIBILITY FOR A SOUND LOCATION:

Contractor shall prepare a sound location, adequate in size and capable of properly supporting the drilling rig. Contractor shall be responsible for a conductor pipe program adequate to prevent soil and subsoil washout. In the event subsurface conditions cause a cratering or shifting of the location surface, and loss or damage to the rig or its associated equipment results therefrom, the Joint Venture shall not be responsible for reimbursing Contractor for any such loss or damage including payment of work stoppage rate during repair and/or demobilization if applicable.

10.   RESPONSIBILITY FOR ROAD AND LOCATIONS:

Contractor agrees at all times to maintain roads to locations and each location in such a condition that will allow free access and movement to and from the drilling site in an ordinarily equipped highway type vehicle.

11.   PAYMENT OF CLAIMS:

Contractor agrees to pay all claims for labor, material, services and supplies to be furnished by Contractor hereunder, and agrees to allow no lien or charge to be fixed upon the lease, the Re-Entry and/or Venture Wells or other property of the Joint Venture or the land upon which said Re-Entry and/or Venture Wells are located.

12.   RESPONSIBILITY FOR LOSS OR DAMAGE:

      12.1 Contractor's Surface Equipment: Contractor shall assume liability at all times for damage to or destruction of Contractor's surface equipment, including but not limited to all drilling tools, machinery and appliances, for use above the surface, regardless of when or how such damage or destruction occurs.

      12.2 Contractor's In-Hole Equipment Basis: Contractor shall assume liability at all times for damage to or destruction of Contractor's in-hole equipment, including but not limited to drill pipe, drill collars and tool joints, and the Joint Venture shall be under no liability to reimburse Contractor for any such loss.

      12.3 Joint Venture's Equipment: The Joint Venture shall assume liability at all times for any defective equipment owned by it, including but not limited to casing, tubing, well head equipment, and Contractor shall be under no liability to reimburse the Joint Venture for any such loss or damage.

      12.4 Fire or Blow-Out: Should a fire or blowout occur or should the hole for any cause attributable to Contractor's operators be lost or damaged while Contractor is engaged in the performance of work hereunder, all such loss of or damage to the hole including cost of regaining control of a fire or blowout, shall be borne by Contractor; and if the hole is not in condition to be carried to the Contract Depth as herein provided, Contractor shall, if requested by the Joint Venture, commence a new hole without delay at Contractor's cost; and the drilling of the new hole shall be conducted under the terms and conditions of this Agreement in the same manner as though it were the first hole and Contractor shall be responsible for replacement of any casing lost in a junked and abandoned hole as well as the cost of preparing a new drill site for the new hole and the road thereto. In such case, Contractor shall not be entitled to any payment or compensation for expenditures made or incurred by Contractor on or in connection with the abandoned hole.

13.   NO WAIVER EXCEPT IN WRITING:

It is fully understood and agreed that none of the requirements of this Agreement shall be considered as waived by either party unless the same is done in writing, and then only by the persons executing this Agreement, or other duly authorized agent or representative of the party.

14.   FORCE MAJEURE:

If either party hereto is rendered unable, wholly or in part (and its performance hereunder is not rendered merely commercially impracticable) by force majeure to carry out its obligation under this Agreement, it shall give the other party prompt written notice of the force majeure with reasonably full particulars. Thereupon, the obligations of the notifying party, so far as they are affected by the force majeure, shall be suspended during, but not longer than, the continuance of the force majeure, and the notifying party agrees to use reasonable diligence to remove the force majeure as quickly as possible. This paragraph shall not relieve either party hereto for its obligations to expend sums of money or to indemnify the other party hereto, as provided elsewhere in this Agreement. The term "force majeure" as herein employed shall mean an act of God, strike, lockout or other industrial disturbance, act of the public enemy, war, blockade, public riot, lightning, fire, storm, flood, explosion, extreme weather conditions, or governmental restraint.

15.   INFORMATION CONFIDENTIAL:

Upon written request by the Joint Venture, information obtained by Contractor in the conduct of drilling operation on the Re-Entry and/or Venture Wells, including, but not limited to depth, formations penetrated, the results of coring, testing and surveying, shall be considered confidential and shall not be divulged by Contractor or its employees, to any person, firm or any corporation other than the Joint Venture's designated representative.

16.   ASSIGNMENT:

Neither party may assign this Agreement without the prior written consent of the other, and prompt notice of any such intent to assign shall be given to the other party. If any assignment is made that materially alters Contractor's financial burden, Contractor's compensation shall be adjusted to give effect to any increase or decrease in Contractor's operating costs.

17.   NOTICES AND PLACE OF PAYMENT:

All notices to be given with respect to this Agreement unless otherwise provided for shall be given to Contractor and to the Joint Venture respectively at the addresses hereinabove shown. All sums payable hereunder to Contractor shall be payable at the address hereinabove shown unless otherwise specified herein.


                                BLUE RIDGE ENERGY, INC.

                                By:     /s/ ROBERT D. BURR
                                        -------------------------------
                                        Robert D. Burr, President

                                BLUE RIDGE GROUP, INC.

                                By:     /s/ JAMES T. COOK, JR.
                                        --------------------------------
                                        James T. Cook, Jr., Vice
                                        President-Finance & C.F.O.

                           EXHIBIT "1" TO EXHIBIT "D"

                                  MAY 21, 1997

HOME STAKE PROSPECT: The primary investment objectives of the Joint Venture are the acquisition of approximately a 66.67% Working Interest, which is approximately 50.00% of the Net Revenue Interest, in a well site on the Home Stake Prospect and the acquisition of a 100.00% Working Interest, which is approximately 75.00% of the Net Revenue Interest in the Kelly Prospect and the production and sale of oil and/or gas therefrom. The Home Stake Prospect consists of approximately 160 acres of oil and gas leases in Lea County, New Mexico, and the well to be re-entered and drilled thereon (the "Re-Entry Well"). The Re-Entry Well will be drilled to a depth of 11,200', or a depth sufficient to test the Strawn Limestone formation. The Kelly Prospect consists of approximately 70 acres of oil and gas leases in Throckmorton County, Texas and the well to be drilled thereon (the "Venture Well"). The Venture Well will be drilled to a depth of 4,600', or a depth sufficient to test the Mississippian Chapel Limestone formations.

                           TURNKEY DRILLING CONTRACT

THIS AGREEMENT, is made and entered into as of 26th day of September, 1997 by and between the parties herein designated as "Joint Venture" and "Contractor."

          Joint Venture:    Sherman / Moore #1 Joint Venture, Ltd.
          Address:          632 Adams Street, Suite 710
                            Bowling Green, Kentucky 42101

          Contractor:       Blue Ridge Energy, Inc.
          Address:          632 Adams Street, Suite 710
                            Bowling Green, Kentucky 42101

IN CONSIDERATION of the mutual promises, conditions and agreements herein contained, Joint Venture engages Contractor as an Independent Contractor to furnish the equipment, labor and services to drill, test, and complete its portion of two Venture Wells to be located in Sherman County, Texas, (referred to herein as "Venture Wells") in search of oil and/or gas.

The Joint Venture will make the specified payments to Contractor in order (i) to obtain a price from Contractor for the drilling and completion of the wells to specified depths, (ii) to assure that Contractor will be available to drill, test and complete the subject Venture Wells for the Joint Venture, (iii) to assure that Contractor will make available on a preferential basis sufficient drilling and completion apparatus needed to drill, test and complete the Venture Wells at the earliest possible time, (iv) to obtain a preferential use of Contractor's services, and (v) to assure competent supervisory personnel are available in the drilling and completion of the subject Venture Wells.

Contractor agrees to furnish all equipment, labor and services necessary for the drilling to the depth indicated herein and the completion of such Venture Wells. Contractor agrees that the work to be conducted under the terms of this Agreement will be done with diligence and care in a good and workmanlike manner and agrees to provide competent supervision of the work performed hereunder. Unless specifically otherwise provided for herein, all the required equipment, services and labor are furnished for the price set forth herein.

1.    LOCATION OF VENTURE WELLS:

See Exhibit "1" attached hereto and made a part hereof.

2.    TERMINATION DATE:

Contractor agrees to use its best efforts to complete operations for the acquisition, drilling and testing of the Venture Wells by December 31, 1997, and Contractor and the Joint Venture agree that time is of the essence under this Agreement.

3.    BASIS OF DETERMINING AMOUNTS PAYABLE TO CONTRACTOR:

Contractor shall be paid at the following rate for the work performed hereunder:

      "Drilling, Price":                                   $704,860

      "Completion and Equipping Price":                    $391,530

4.    DEPTH:

Subject to the right of the Joint Venture to direct the stoppage of work at any time (as provided in paragraph 7), the Venture Wells shall be drilled to the depth as specified in Exhibit "1" or to the depths at which the production casing (oil string) is set, whichever depth is first reached, which depth is hereinafter referred to as the "Contract Depth."

5.    TIME OF PAYMENT:

      5.1 Basis: Payment by the Joint Venture to the Contractor of the Drilling Price becomes due and payable upon the receipt by the Joint Venture of an invoice from the Contractor. Neither commencement nor completion of Contractor's performance shall be a condition precedent to this obligation to pay.

      5.2 Attorneys' Fees: If this Agreement is placed in the hands of an attorney for collection of any sums due hereunder, or suit is brought on same, or sums due hereunder are collected through bankruptcy or probate proceedings, then the Joint Venture agrees that there shall be added to the amount due reasonable attorneys' fees and costs.

6.    COMPLETION PROGRAM:

The Joint Venture shall determine whether Contractor shall set an oil string. In the event the Joint Venture directs that drilling operations cease and to abandon the Venture Wells, Contractor shall plug the Venture Wells, remove all drilling apparatus from the well sites and the obligations of the parties hereunder shall cease. In the event the Joint Venture directs Contractor to set an oil string and makes timely payment to the Contractor of the completion price, Contractor shall commence the operations necessary to complete the Venture Wells for commercial production, including the setting of an oil string and the acquisition, delivery and installation of a pump jack, holding tank and all other necessary equipment needed to extract and contain oil from the Venture Wells. If Contractor should enter into an assignment with another entity to undertake the Completion Program, Contractor may bill the Joint Venture, and the Joint Venture will pay for any completion costs over and above the Completion Price set forth herein.

7.    STOPPAGE OF WORK BY THE JOINT VENTURE:

Notwithstanding the provisions of paragraph 3 with respect to the depth to be drilled, the Joint Venture shall have the right to direct the stoppage of the work to be performed by the Contractor hereunder at any time prior to reaching the Contract Depths and even though Contractor has made no default hereunder. If the Joint Venture exercises its right to discontinue drilling a well, the Joint Venture will not receive a refund for any unused portion of the Drilling Price allocable to the discontinued well but the Joint Venture may direct Contractor to apply the unused portion of the Drilling Price to the intangible cost of another well that the Joint Venture shall specify. The unused portion of the Drilling Price will be determined as follows:

Contractor shall determine a sum equal to all the actual expenses reasonably and necessarily incurred up to the date the Joint Venture notified Contractor to discontinue drilling plus such additional expenses reasonably and necessarily incurred in order for Contractor to cease operations, including plugging and abandoning the hole, and dismantling the rig plus the sum of 15% of such total actual expenses. This sum shall be deducted from the Drilling Price of the Venture Wells. The resulting difference shall be the unused portion of the price.

8.    REPORTS TO BE FURNISHED BY CONTRACTOR:

      8.1 Contractor shall keep and furnish to the Joint Venture an accurate record of the work performed and formations drilled on the IADC-API Daily Drilling Report form or other form acceptable to the Joint Venture. A legible copy of said form signed by Contractor's representative shall be furnished by Contractor to the Joint Venture.

      8.2 Delivery tickets, if requested by the Joint Venture, covering any material or supplies furnished by the Joint Venture shall be turned in each day with the daily drilling report. The quantity, description and condition of materials and supplies so furnished shall be checked by Contractor and such tickets shall be properly certified by Contractor.

9.    RESPONSIBILITY FOR A SOUND LOCATION:

Contractor shall prepare a sound location, adequate in size and capable of properly supporting the drilling rig. Contractor shall be responsible for a conductor pipe program adequate to prevent soil and subsoil washout. In the event subsurface conditions cause a cratering or shifting of the location surface, and loss or damage to the rig or its associated equipment results therefrom, the Joint Venture shall not be responsible for reimbursing Contractor for any such loss or damage including payment of work stoppage rate during repair and/or demobilization if applicable.

10.   RESPONSIBILITY FOR ROAD AND LOCATIONS:

Contractor agrees at all times to maintain roads to locations and each location in such a condition that will allow free access and movement to and from the drilling site in an ordinarily equipped highway type vehicle.

11.   PAYMENT OF CLAIMS:

Contractor agrees to pay all claims for labor, material, services and supplies to be furnished by Contractor hereunder, and agrees to allow no lien or charge to be fixed upon the lease, the Venture Wells or other property of the Joint Venture or the land upon which said Venture Wells are located.

12.   RESPONSIBILITY FOR LOSS OR DAMAGE:

      12.1 Contractor's Surface Equipment: Contractor shall assume liability at all times for damage to or destruction of Contractor's surface equipment, including but not limited to all drilling tools, machinery and appliances, for use above the surface, regardless of when or how such damage or destruction occurs.

      12.2 Contractor's In-Hole Equipment Basis: Contractor shall assume liability at all times for damage to or destruction of Contractor's in-hole equipment, including but not limited to drill pipe, drill collars and tool joints, and the Joint Venture shall be under no liability to reimburse Contractor for any such loss.

      12.3 Joint Venture's Equipment: The Joint Venture shall assume liability at all times for any defective equipment owned by it, including but not limited to casing, tubing, well head equipment, and Contractor shall be under no liability to reimburse the Joint Venture for any such loss or damage.

      12.4 Fire or Blow-Out: Should a fire or blowout occur or should the hole for any cause attributable to Contractor's operators be lost or damaged while Contractor is engaged in the performance of work hereunder, all such loss of or damage to the hole including cost of regaining control of a fire or blowout, shall be borne by Contractor; and if the hole is not in condition to be carried to the Contract Depth as herein provided, Contractor shall, if requested by the Joint Venture, commence a new hole without delay at Contractor's cost; and the drilling of the new hole shall be conducted under the terms and conditions of this Agreement in the same manner as though it were the first hole and Contractor shall be responsible for replacement of any casing lost in a junked and abandoned hole as well as the cost of preparing a new drill site for the new hole and the road thereto. In such case, Contractor shall not be entitled to any payment or compensation for expenditures made or incurred by Contractor on or in connection with the abandoned hole.

13.   NO WAIVER EXCEPT IN WRITING:

It is fully understood and agreed that none of the requirements of this Agreement shall be considered as waived by either party unless the same is done in writing, and then only by the persons executing this Agreement, or other duly authorized agent or representative of the party.

14.   FORCE MAJEURE:

If either party hereto is rendered unable, wholly or in part (and its performance hereunder is not rendered merely commercially impracticable) by force majeure to carry out its obligation under this Agreement, it shall give the other party prompt written notice of the force majeure with reasonably full particulars. Thereupon, the obligations of the notifying party, so far as they are affected by the force majeure, shall be suspended during, but not longer than, the continuance of the force majeure, and the notifying party agrees to use reasonable diligence to remove the force majeure as quickly as possible. This paragraph shall not relieve either party hereto for its obligations to expend sums of money or to indemnify the other party hereto, as provided elsewhere in this Agreement. The term "force majeure" as herein employed shall mean an act of God, strike, lockout or other industrial disturbance, act of the public enemy, war, blockade, public riot, lightning, fire, storm, flood, explosion, extreme weather conditions, or governmental restraint.

15.   INFORMATION CONFIDENTIAL:

Upon written request by the Joint Venture, information obtained by Contractor in the conduct of drilling operation on the Venture Wells, including, but not limited to depth, formations penetrated, the results of coring, testing and surveying, shall be considered confidential and shall not be divulged by Contractor or its employees, to any person, firm or any corporation other than the Joint Venture's designated representative.

16.   ASSIGNMENT:

Neither party may assign this Agreement without the prior written consent of the other, and prompt notice of any such intent to assign shall be given to the other party. If any assignment is made that materially alters Contractor's financial burden, Contractor's compensation shall be adjusted to give effect to any increase or decrease in Contractor's operating costs.

17.   NOTICES AND PLACE OF PAYMENT:

All notices to be given with respect to this Agreement unless otherwise provided for shall be given to Contractor and to the Joint Venture respectively at the addresses hereinabove shown. All sums payable hereunder to Contractor shall be payable at the address hereinabove shown unless otherwise specified herein.


                                        BLUE RIDGE ENERGY, INC.

                                        By:     /s/ ROBERT D. BURR
                                                -------------------------------
                                                Robert D. Burr, President

                                        SHERMAN / MOORE #1 JOINT VENTURE, LTD.
                                        A KENTUCKY LIMITED PARTNERSHIP

                                        By:     Blue Ridge Energy, Inc.
                                                Joint Venture Manager


                                            By: /s/ ROBERT D. BURR
                                               --------------------------------
                                                Robert D. Burr, President

                           EXHIBIT "1" TO EXHIBIT "D"

                               SEPTEMBER 26, 1997

SHERMAN/MOORE #1 PROSPECT: The primary investment objectives of the Joint Venture are the acquisition of approximately a 100.00% Working Interest, which is approximately 75.00% of the Net Revenue Interest, in two well sites on the Sherman/Moore Prospect and the production and sale of oil and/or gas therefrom. The Sherman/Moore Prospect consists of approximately 1,120 acres of oil and gas leases in Sherman County, Texas, and the wells to be reentered and drilled thereon (the "Venture Wells"). The Venture Wells will be drilled to a depth of 3,200', or a depth sufficient to test the Brown Dolomite formation.

                           TURNKEY DRILLING CONTRACT

THIS AGREEMENT, is made and entered into as of 26th day of September, 1997 by and between the parties herein designated as "Joint Venture" and "Contractor."

          Joint Venture:    Blue Ridge Energy, Inc.
          Address:          632 Adams Street, Suite 710
                            Bowling Green, Kentucky 42101

          Contractor:       Blue Ridge Group, Inc.
          Address:          632 Adams Street, Suite 700
                            Bowling Green, Kentucky 42101

IN CONSIDERATION of the mutual promises, conditions and agreements herein contained, Joint Venture engages Contractor as an Independent Contractor to furnish the equipment, labor and services to drill, test, and complete its portion of two Venture Wells to be located in Sherman County, Texas, (referred to herein as "Venture Wells") in search of oil and/or gas.

The Joint Venture will make the specified payments to Contractor in order (i) to obtain a price from Contractor for the drilling and completion of the Venture Wells to specified depths, (ii) to assure that Contractor will be available to drill, test and complete the subject Venture Wells for the Joint Venture, (iii) to assure that Contractor will make available on a preferential basis sufficient drilling and completion apparatus needed to drill, test and complete the Venture Wells at the earliest possible time, (iv) to obtain a preferential use of Contractor's services, and (v) to assure competent supervisory personnel are available in the drilling and completion of the subject Venture Wells.

Contractor agrees to furnish all equipment, labor and services necessary for the drilling to the depth indicated herein and the completion of such Venture Wells. Contractor agrees that the work to be conducted under the terms of this Agreement will be done with diligence and care in a good and workmanlike manner and agrees to provide competent supervision of the work performed hereunder. Unless specifically otherwise provided for herein, all the required equipment, services and labor are furnished for the price set forth herein.

1.    LOCATION OF WELLS: See Exhibit "1" attached hereto and made a part hereof.

2.    TERMINATION DATE:

Contractor agrees to use its best efforts to complete operations for the acquisition, drilling and testing of the Venture Wells by December 31, 1997, and Contractor and the Joint Venture agree that time is of the essence under this Agreement.

3.    BASIS OF DETERMINING AMOUNTS PAYABLE TO CONTRACTOR:

Contractor shall be paid at the following rate for the work performed hereunder:

      "Drilling, Price":                                   $625,000

      "Completion and Equipping Price":                    $292,900

4.    DEPTH:

Subject to the right of the Partnership to direct the stoppage of work at any time (as provided in paragraph 7), the Venture Wells shall be drilled to the depth as specified in Exhibit "1" or to the depth at which the production casing (oil string) is set, whichever depth is first reached, which depth is hereinafter referred to as the "Contract Depth."

5.    TIME OF PAYMENT:

      5.1 Basis: Payment by the Joint Venture to the Contractor of the Drilling Price becomes due and payable upon receipt by the Joint Venture of an invoice from the Contractor. Neither commencement nor completion of Contractor's performance shall be a condition precedent to this obligation to pay.

      5.2 Attorneys' Fees: If this Agreement is placed in the hands of an attorney for collection of any sums due hereunder, or suit is brought on same, or sums due hereunder are collected through bankruptcy or probate proceedings, then the Joint Venture agrees that there shall be added to the amount due reasonable attorneys' fees and costs.

6.    COMPLETION PROGRAM:

The Joint Venture shall determine whether Contractor shall set an oil string. In the event the Joint Venture directs that drilling operations cease and to abandon the Venture Wells, Contractor shall plug the Venture Wells, remove all drilling apparatus from the well sites and the obligations of the parties hereunder shall cease. In the event the Joint Venture directs Contractor to set an oil string and makes timely payment to the Contractor of the completion price, Contractor shall commence the operations necessary to complete the Venture Wells for commercial production, including the setting of an oil string and the acquisition, delivery and installation of a pump jack, holding tank and all other necessary equipment needed to extract and contain oil and/or gas from the Venture Wells. If Contractor should enter into an assignment with another entity to undertake the Completion Program, Contractor may bill the Joint Venture, and the Joint Venture will pay for any completion costs over and above the Completion Price set forth herein.

7.    STOPPAGE OF WORK BY JOINT VENTURE:

Notwithstanding the provisions of paragraph 3 with respect to the depth to be drilled, the Joint Venture shall have the right to direct the stoppage of the work to be performed by the Contractor hereunder at any time prior to reaching the Contract Depth and even though Contractor has made no default hereunder. If the Joint Venture exercises its right to discontinue drilling a well, the Joint Venture will not receive a refund for any unused portion of the Drilling Price allocable to the discontinued well but the Joint Venture may direct Contractor to apply the unused portion of the Drilling Price to the intangible cost of another well that the Joint Venture shall specify. The unused portion of the Drilling Price will be determined as follows:

Contractor shall determine a sum equal to all the actual expenses reasonably and necessarily incurred up to the date the Joint Venture notified Contractor to discontinue drilling plus such additional expenses reasonably and necessarily incurred in order for Contractor to cease operations, including plugging and abandoning the hole, and dismantling the rig plus the sum of 15% of such total actual expenses. This sum shall be deducted from the Drilling Price of the Venture Wells. The resulting difference shall be the unused portion of the price.

8.    REPORTS TO BE FURNISHED BY CONTRACTOR:

      8.1 Contractor shall keep and furnish to the Joint Venture an accurate record of the work performed and formations drilled on the IADC-API Daily Drilling Report form or other form acceptable to the Joint Venture. A legible copy of said form signed by Contractor's representative shall be furnished by Contractor to the Joint Venture.

      8.2 Delivery tickets, if requested by the Joint Venture, covering any material or supplies furnished by the Joint Venture shall be turned in each day with the daily drilling report. The quantity, description and condition of materials and supplies so furnished shall be checked by Contractor and such tickets shall be properly certified by Contractor.

9.    RESPONSIBILITY FOR A SOUND LOCATION:

Contractor shall prepare a sound location, adequate in size and capable of properly supporting the drilling rig. Contractor shall be responsible for a conductor pipe program adequate to prevent soil and subsoil washout. In the event subsurface conditions cause a cratering or shifting of the location surface, and loss or damage to the rig or its associated equipment results therefrom, the Joint Venture shall not be responsible for reimbursing Contractor for any such loss or damage including payment of work stoppage rate during repair and/or demobilization if applicable.

10.   RESPONSIBILITY FOR ROAD AND LOCATIONS:

Contractor agrees at all times to maintain roads to locations and each location in such a condition that will allow free access and movement to and from the drilling site in an ordinarily equipped highway type vehicle.

11.   PAYMENT OF CLAIMS:

Contractor agrees to pay all claims for labor, material, services and supplies to be furnished by Contractor hereunder, and agrees to allow no lien or charge to be fixed upon the lease, the Venture Wells or other property of the Joint Venture or the land upon which said Venture Wells are located.

12.   RESPONSIBILITY FOR LOSS OR DAMAGE:

      12.1 Contractor's Surface Equipment: Contractor shall assume liability at all times for damage to or destruction of Contractor's surface equipment, including but not limited to all drilling tools, machinery and appliances, for use above the surface, regardless of when or how such damage or destruction occurs.

      12.2 Contractor's In-Hole Equipment Basis: Contractor shall assume liability at all times for damage to or destruction of Contractor's in-hole equipment, including but not limited to drill pipe, drill collars and tool joints, and the Joint Venture shall be under no liability to reimburse Contractor for any such loss.

      12.3 Joint Venture's Equipment: The Joint Venture shall assume liability at all times for any defective equipment owned by it, including but not limited to casing, tubing, well head equipment, and Contractor shall be under no liability to reimburse the Joint Venture for any such loss or damage.

      12.4 Fire or Blow-Out: Should a fire or blowout occur or should the hole for any cause attributable to Contractor's operators be lost or damaged while Contractor is engaged in the performance of work hereunder, all such loss of or damage to the hole including cost of regaining control of a fire or blowout, shall be borne by Contractor; and if the hole is not in condition to be carried to the Contract Depth as herein provided, Contractor shall, if requested by the Joint Venture, commence a new hole without delay at Contractor's cost; and the drilling of the new hole shall be conducted under the terms and conditions of this Agreement in the same manner as though it were the first hole and Contractor shall be responsible for replacement of any casing lost in a junked and abandoned hole as well as the cost of preparing a new drill site for the new hole and the road thereto. In such case, Contractor shall not be entitled to any payment or compensation for expenditures made or incurred by Contractor on or in connection with the abandoned hole.

13.   NO WAIVER EXCEPT IN WRITING:

It is fully understood and agreed that none of the requirements of this Agreement shall be considered as waived by either party unless the same is done in writing, and then only by the persons executing this Agreement, or other duly authorized agent or representative of the party.

14.   FORCE MAJEURE:

If either party hereto is rendered unable, wholly or in part (and its performance hereunder is not rendered merely commercially impracticable) by force majeure to carry out its obligation under this Agreement, it shall give the other party prompt written notice of the force majeure with reasonably full particulars. Thereupon, the obligations of the notifying party, so far as they are affected by the force majeure, shall be suspended during, but not longer than, the continuance of the force majeure, and the notifying party agrees to use reasonable diligence to remove the force majeure as quickly as possible. This paragraph shall not relieve either party hereto for its obligations to expend sums of money or to indemnify the other party hereto, as provided elsewhere in this Agreement. The term "force majeure" as herein employed shall mean an act of God, strike, lockout or other industrial disturbance, act of the public enemy, war, blockade, public riot, lightning, fire, storm, flood, explosion, extreme weather conditions, or governmental restraint.

15.   INFORMATION CONFIDENTIAL:

Upon written request by the Joint Venture, information obtained by Contractor in the conduct of drilling operation on the Venture Wells, including, but not limited to depth, formations penetrated, the results of coring, testing and surveying, shall be considered confidential and shall not be divulged by Contractor or its employees, to any person, firm or any corporation other than the Joint Venture's designated representative.

16.   ASSIGNMENT:

Neither party may assign this Agreement without the prior written consent of the other, and prompt notice of any such intent to assign shall be given to the other party. If any assignment is made that materially alters Contractor's financial burden, Contractor's compensation shall be adjusted to give effect to any increase or decrease in Contractor's operating costs.

17.   NOTICES AND PLACE OF PAYMENT:

All notices to be given with respect to this Agreement unless otherwise provided for shall be given to Contractor and to the Joint Venture respectively at the addresses hereinabove shown. All sums payable hereunder to Contractor shall be payable at the address hereinabove shown unless otherwise specified herein.


                                        BLUE RIDGE ENERGY, INC.

                                        By: /s/ ROBERT D. BURR
                                            -----------------------------------
                                            Robert D. Burr, President

                                        BLUE RIDGE GROUP, INC.

                                        By: /s/ JAMES T. COOK, JR.
                                            -----------------------------------
                                            James T. Cook, Jr., Vice
                                            President--Finance & C.F.O.

                           EXHIBIT "1" TO EXHIBIT "D"

                               SEPTEMBER 26, 1997

SHERMAN/MOORE #1 PROSPECT: The primary investment objectives of the Joint Venture are the acquisition of approximately a 100.00% Working Interest, which is approximately 75.00% of the Net Revenue Interest, in two well sites on the Sherman/Moore Prospect and the production and sale of oil and/or gas therefrom. The Sherman/Moore Prospect consists of approximately 1,120 acres of oil and gas leases in Sherman County, Texas, and the wells to be re-entered and drilled thereon (the "Venture Wells"). The Venture Wells will be drilled to a depth of 3,200', or a depth sufficient to test the Brown Dolomite formation.

                           TURNKEY DRILLING CONTRACT

THIS AGREEMENT, is made and entered into as of 10th day of February, 1998 by and between the parties herein designated as "Partnership" and "Contractor."

          Partnership:      Phillips / Blue Ridge Joint Venture #1, Ltd.
          Address:          632 Adams Street, Suite 710
                            Bowling Green, Kentucky 42101

          Contractor:       Blue Ridge Energy, Inc.
          Address:          632 Adams Street, Suite 700
                            Bowling Green, Kentucky 42101

IN CONSIDERATION of the mutual promises, conditions and agreements herein contained, Partnership engages Contractor as an Independent Contractor to furnish the equipment, labor and services to drill, test, and complete its portion of one Venture Well to be located in Sherman County, Texas, (referred to herein as "Venture Well") in search of oil and/or gas.

The Partnership will make the specified payments to Contractor in order (i) to obtain a price from Contractor for the drilling and completion of the Venture Well to specified depth, (ii) to assure that Contractor will be available to drill, test and complete the subject Venture Well for the Partnership, (iii) to assure that Contractor will make available on a preferential basis sufficient drilling and completion apparatus needed to drill, test and complete the Venture Well at the earliest possible time, (iv) to obtain a preferential use of Contractor's services, and (v) to assure competent supervisory personnel are available in the drilling and completion of the subject Venture Well.

Contractor agrees to furnish all equipment, labor and services necessary for the drilling to the depth indicated herein and the completion of such Venture Well. Contractor agrees that the work to be conducted under the terms of this Agreement will be done with diligence and care in a good and workmanlike manner and agrees to provide competent supervision of the work performed hereunder. Unless specifically otherwise provided for herein, all the required equipment, services and labor are furnished for the price set forth herein.

1.    LOCATION OF VENTURE WELL:

See Exhibit "1" attached hereto and made a part hereof.

2.    TERMINATION DATE:

Contractor agrees to use its best efforts to complete operations for the acquisition, drilling and testing of the Venture Well by May 31, 1998, and Contractor and the Partnership agree that time is of the essence under this Agreement.

3.    BASIS OF DETERMINING AMOUNTS PAYABLE TO CONTRACTOR:

Contractor shall be paid at the following rate for the work performed hereunder:

      "Drilling, Price":                     $651,580
      "Completion, and Equipping Price":     $323,790

4.    DEPTH:

Subject to the right of the Partnership to direct the stoppage of work at any time (as provided in paragraph 7), the Venture Well shall be drilled to the depth as specified in Exhibit "1" or to the depth at which the production casing (oil string) is set, whichever depth is first reached, which depth is hereinafter referred to as the "Contract Depth."

5.    TIME OF PAYMENT:

      5.1 Basis: Payment by the Partnership to the Contractor of the Drilling Price becomes due and payable upon the receipt by the Partnership of an invoice from the Contractor. Neither commencement nor completion of Contractor's performance shall be a condition precedent to this obligation to pay.

      5.2 Attorneys' Fees: If this Agreement is placed in the hands of an attorney for collection of any sums due hereunder, or suit is brought on same, or sums due hereunder are collected through bankruptcy or probate proceedings, then the Partnership agrees that there shall be added to the amount due reasonable attorneys' fees and costs.

6.    COMPLETION PROGRAM:

The Partnership shall determine whether Contractor shall set an oil string. In the event the Partnership directs that drilling operations cease and to abandon the Venture Well, Contractor shall plug the Venture Well, remove all drilling apparatus from the well sites and the obligations of the parties hereunder shall cease. In the event the Partnership directs Contractor to set an oil string and makes timely payment to the Contractor of the completion price, Contractor shall commence the operations necessary to complete the Venture Well for commercial production, including the setting of an oil string and the acquisition, delivery and installation of a pump jack, holding tank and all other necessary equipment needed to extract and contain oil and/or gas from the Venture Well. If Contractor should enter into an assignment with another entity to undertake the Completion Program, Contractor may bill the Partnership, and the Partnership will pay for any completion costs over and above the Completion Price set forth herein.

7.    STOPPAGE OF WORK BY THE PARTNERSHIP:

Notwithstanding the provisions of paragraph 3 with respect to the depth to be drilled, the Partnership shall have the right to direct the stoppage of the work to be performed by the Contractor hereunder at any time prior to reaching the Contract Depth and even though Contractor has made no default hereunder. If the Partnership exercises its right to discontinue drilling a well, the Partnership will not receive a refund for any unused portion of the Drilling Price allocable to the discontinued well but the Partnership may direct Contractor to apply the unused portion of the Drilling Price to the intangible cost of another well that the Partnership shall specify. The unused portion of the Drilling Price will be determined as follows:

Contractor shall determine a sum equal to all the actual expenses reasonably and necessarily incurred up to the date the Partnership notified Contractor to discontinue drilling plus such additional expenses reasonably and necessarily incurred in order for Contractor to cease operations, including plugging and abandoning the hole, and dismantling the rig plus the sum of 15% of such total actual expenses. This sum shall be deducted from the Drilling Price of the Venture Well. The resulting difference shall be the unused portion of the price.

8.    REPORTS TO BE FURNISHED BY CONTRACTOR:

      8.1 Contractor shall keep and furnish to the Partnership an accurate record of the work performed and formations drilled on the IADC-API Daily Drilling Report form or other form acceptable to the Partnership. A legible copy of said form signed by Contractor's representative shall be furnished by Contractor to the Partnership.

      8.2 Delivery tickets, if requested by the Partnership, covering any material or supplies furnished by the Partnership shall be turned in each day with the daily drilling report. The quantity, description and condition of materials and supplies so furnished shall be checked by Contractor and such tickets shall be properly certified by Contractor.

9.    RESPONSIBILITY FOR A SOUND LOCATION:

Contractor shall prepare a sound location, adequate in size and capable of properly supporting the drilling rig. Contractor shall be responsible for a conductor pipe program adequate to prevent soil and subsoil washout. In the event subsurface conditions cause a cratering or shifting of the location surface, and loss or damage to the rig or its associated equipment results therefrom, the Partnership shall not be responsible for reimbursing Contractor for any such loss or damage including payment of work stoppage rate during repair and/or demobilization if applicable.

10.   RESPONSIBILITY FOR ROAD AND LOCATIONS:

Contractor agrees at all times to maintain roads to locations and each location in such a condition that will allow free access and movement to and from the drilling site in an ordinarily equipped highway type vehicle.

11.   PAYMENT OF CLAIMS:

Contractor agrees to pay all claims for labor, material, services and supplies to be furnished by Contractor hereunder, and agrees to allow no lien or charge to be fixed upon the lease, the Venture Well or other property of the Partnership or the land upon which Venture well is located.

12.   RESPONSIBILITY FOR LOSS OR DAMAGE:

      12.1 Contractor's Surface Equipment: Contractor shall assume liability at all times for damage to or destruction of Contractor's surface equipment, including but not limited to all drilling tools, machinery and appliances, for use above the surface, regardless of when or how such damage or destruction occurs.

      12.2 Contractor's In-Hole Equipment Basis: Contractor shall assume liability at all times for damage to or destruction of Contractor's in-hole equipment, including but not limited to drill pipe, drill collars and tool joints, and the Partnership shall be under no liability to reimburse Contractor for any such loss.

      12.3 Partnership's Equipment: The Partnership shall assume liability at all times for any defective equipment owned by it, including but not limited to casing, tubing, well head equipment, and Contractor shall be under no liability to reimburse the Partnership for any such loss or damage.

      12.4 Fire or Blow-Out: Should a fire or blowout occur or should the hole for any cause attributable to Contractor's operators be lost or damaged while Contractor is engaged in the performance of work hereunder, all such loss of or damage to the hole including cost of regaining control of a fire or blowout, shall be borne by Contractor; and if the hole is not in condition to be carried to the Contract Depth as herein provided, Contractor shall, if requested by the Partnership, commence a new hole without delay at Contractor's cost; and the drilling of the new hole shall be conducted under the terms and conditions of this Agreement in the same manner as though it were the first hole and Contractor shall be responsible for replacement of any casing lost in a junked and abandoned hole as well as the cost of preparing a new drill site for the new hole and the road thereto. In such case, Contractor shall not be entitled to any payment or compensation for expenditures made or incurred by Contractor on or in connection with the abandoned hole.

13.   NO WAIVER EXCEPT IN WRITING:

It is fully understood and agreed that none of the requirements of this Agreement shall be considered as waived by either party unless the same is done in writing, and then only by the persons executing this Agreement, or other duly authorized agent or representative of the party.

14.   FORCE MAJEURE:

If either party hereto is rendered unable, wholly or in part (and its performance hereunder is not rendered merely commercially impracticable) by force majeure to carry out its obligation under this Agreement, it shall give the other party prompt written notice of the force majeure with reasonably full particulars. Thereupon, the obligations of the notifying party, so far as they are affected by the force majeure, shall be suspended during, but not longer than, the continuance of the force majeure, and the notifying party agrees to use reasonable diligence to remove the force majeure as quickly as possible. This paragraph shall not relieve either party hereto for its obligations to expend sums of money or to indemnify the other party hereto, as provided elsewhere in this Agreement. The term "force majeure" as herein employed shall mean an act of God, strike, lockout or other industrial disturbance, act of the public enemy, war, blockade, public riot, lightning, fire, storm, flood, explosion, extreme weather conditions, or governmental restraint.

15.   INFORMATION CONFIDENTIAL:

Upon written request by the Partnership, information obtained by Contractor in the conduct of drilling operation on the Venture Well, including, but not limited to depth, formations penetrated, the results of coring, testing and surveying, shall be considered confidential and shall not be divulged by Contractor or its employees, to any person, firm or any corporation other than the Partnership's designated representative.

16.   ASSIGNMENT:

Neither party may assign this Agreement without the prior written consent of the other, and prompt notice of any such intent to assign shall be given to the other party. If any assignment is made that materially alters Contractor's financial burden, Contractor's compensation shall be adjusted to give effect to any increase or decrease in Contractor's operating costs.

17.   NOTICES AND PLACE OF PAYMENT:

All notices to be given with respect to this Agreement unless otherwise provided for shall be given to Contractor and to the Partnership respectively at the addresses hereinabove shown. All sums payable hereunder to Contractor shall be payable at the address hereinabove shown unless otherwise specified herein.


                                    BLUE RIDGE ENERGY, INC.



                                    By:     /s/ ROBERT D. BURR
                                            -------------------------------
                                            Robert D. Burr, President


                                    PHILLIPS / BLUE RIDGE JOINT VENTURE #1, LTD.
                                    A KENTUCKY LIMITED PARTNERSHIP


                                    By:     Blue Ridge Energy, Inc.
                                            Managing General Partner


                                        By: /s/ ROBERT D. BURR
                                            -------------------------------
                                            Robert D. Burr, President

                           EXHIBIT "1" TO EXHIBIT "D"

                                FEBRUARY 10, 1998

PHILLIPS PUGH PROSPECT: The primary investment objective of the Partnership is the acquisition of approximately a 93.75% Working Interest, which is approximately 70.31% of the Net Revenue Interest, in one well site on the Phillips Pugh Prospect and the production and sale of oil and/or gas therefrom. The Phillips Pugh Prospect consists of approximately 640 acres of oil and gas leases in Sherman County, Texas, and the well to be drilled thereon (the "Venture Well"). The Venture Well will be drilled to a depth of 2,900', or a depth sufficient to test the Brown Dolomite formation.

                           TURNKEY DRILLING CONTRACT

THIS AGREEMENT, is made and entered into as of 10th day of February, 1998 by and between the parties herein designated as "Partnership" and "Contractor."

          Partnership:      Blue Ridge Energy, Inc.
          Address:          632 Adams Street, Suite 710
                            Bowling Green, Kentucky 42101

          Contractor:       Blue Ridge Group, Inc.
          Address:          632 Adams Street, Suite 700
                            Bowling Green, Kentucky 42101

IN CONSIDERATION of the mutual promises, conditions and agreements herein contained, Partnership engages Contractor as an Independent Contractor to furnish the equipment, labor and services to drill, test, and complete its portion of one Venture Well to be located in Sherman County, Texas, (referred to herein as "Venture Well") in search of oil and/or gas.

The Partnership will make the specified payments to Contractor in order (i) to obtain a price from Contractor for the drilling and completion of the Venture Well to a specified depth, (ii) to assure that Contractor will be available to drill, test and complete the subject Venture Well for the Partnership, (iii) to assure that Contractor will make available on a preferential basis sufficient drilling and completion apparatus needed to drill, test and complete the Venture Well at the earliest possible time, (iv) to obtain a preferential use of Contractor's services, and (v) to assure competent supervisory personnel are available in the drilling and completion of the subject Venture Wells.

Contractor agrees to furnish all equipment, labor and services necessary for the drilling to the depth indicated herein and the completion of such Venture Well. Contractor agrees that the work to be conducted under the terms of this Agreement will be done with diligence and care in a good and workmanlike manner and agrees to provide competent supervision of the work performed hereunder. Unless specifically otherwise provided for herein, all the required equipment, services and labor are furnished for the price set forth herein.

1.    LOCATION OF VENTURE WELL:

See Exhibit "1" attached hereto and made a part hereof.

2.    TERMINATION DATE:

Contractor agrees to use its best efforts to complete operations for the acquisition, drilling and testing of the Venture Well by May 31, 1998, and Contractor and the Partnership agree that time is of the essence under this Agreement.

3.    BASIS OF DETERMINING AMOUNTS PAYABLE TO CONTRACTOR:

Contractor shall be paid at the following rate for the work performed hereunder:

      "Drilling, Price":                               $457,625
      "Completion and Equipping Price":                $228,390

4.    DEPTH:

Subject to the right of the Partnership to direct the stoppage of work at any time (as provided in paragraph 7), the Partnership Wells shall be drilled to the depth as specified in Exhibit "1" or to the depth at which the production casing (oil string) is set, whichever depth is first reached, which depth is hereinafter referred to as the "Contract Depth."

5.    TIME OF PAYMENT:

      5.1 Basis: Payment by the Partnership to the Contractor of the Drilling Price becomes due and payable upon the receipt by the Partnership of an invoice from the Contractor. Neither commencement nor completion of Contractor's performance shall be a condition precedent to this obligation to pay.

      5.2 Attorneys' Fees: If this Agreement is placed in the hands of an attorney for collection of any sums due hereunder, or suit is brought on same, or sums due hereunder are collected through bankruptcy or probate proceedings, then the Partnership agrees that there shall be added to the amount due reasonable attorneys' fees and costs.

6.    COMPLETION PROGRAM:

The Partnership shall determine whether Contractor shall set an oil string. In the event the Partnership directs that drilling operations cease and to abandon the Texas and Kentucky Venture Wells, Contractor shall plug the Venture Well, remove all drilling apparatus from the well site and the obligations of the parties hereunder shall cease. In the event the Partnership directs Contractor to set an oil string and makes timely payment to the Contractor of the completion price, Contractor shall commence the operations necessary to complete the Venture Well for commercial production, including the setting of an oil string and the acquisition, delivery and installation of a pump jack, holding tank and all other necessary equipment needed to extract and contain oil and/or gas from the Venture Well. If Contractor should enter into an assignment with another entity to undertake the Completion Program, Contractor may bill the Partnership, and the Partnership will pay for any completion costs over and above the Completion Price set forth herein.

7.    STOPPAGE OF WORK BY THE PARTNERSHIP:

Notwithstanding the provisions of paragraph 3 with respect to the depth to be drilled, the Partnership shall have the right to direct the stoppage of the work to be performed by the Contractor hereunder at any time prior to reaching the Contract Depth and even though Contractor has made no default hereunder. If the Partnership exercises its right to discontinue drilling a well, the Partnership will not receive a refund for any unused portion of the Drilling Price allocable to the discontinued well but the Partnership may direct Contractor to apply the unused portion of the Drilling Price to the intangible cost of another well that the Partnership shall specify. The unused portion of the Drilling Price will be determined as follows:

Contractor shall determine a sum equal to all the actual expenses reasonably and necessarily incurred up to the date the Partnership notified Contractor to discontinue drilling plus such additional expenses reasonably and necessarily incurred in order for Contractor to cease operations, including plugging and abandoning the hole, and dismantling the rig plus the sum of 15% of such total actual expenses. This sum shall be deducted from the Drilling Price of the Venture Well. The resulting difference shall be the unused portion of the price.

8.    REPORTS TO BE FURNISHED BY CONTRACTOR:

      8.1 Contractor shall keep and furnish to the Partnership an accurate record of the work performed and formations drilled on the IADC-API Daily Drilling Report form or other form acceptable to the Partnership. A legible copy of said form signed by Contractor's representative shall be furnished by Contractor to the Partnership.

      8.2 Delivery tickets, if requested by the Partnership, covering any material or supplies furnished by the Partnership shall be turned in each day with the daily drilling report. The quantity, description and condition of materials and supplies so furnished shall be checked by Contractor and such tickets shall be properly certified by Contractor.

9.    RESPONSIBILITY FOR A SOUND LOCATION:

Contractor shall prepare a sound location, adequate in size and capable of properly supporting the drilling rig. Contractor shall be responsible for a conductor pipe program adequate to prevent soil and subsoil washout. In the event subsurface conditions cause a cratering or shifting of the location surface, and loss or damage to the rig or its associated equipment results therefrom, the Partnership shall not be responsible for reimbursing Contractor for any such loss or damage including payment of work stoppage rate during repair and/or demobilization if applicable.

10.   RESPONSIBILITY FOR ROAD AND LOCATIONS:

Contractor agrees at all times to maintain roads to locations and each location in such a condition that will allow free access and movement to and from the drilling site in an ordinarily equipped highway type vehicle.

11.   PAYMENT OF CLAIMS:

Contractor agrees to pay all claims for labor, material, services and supplies to be furnished by Contractor hereunder, and agrees to allow no lien or charge to be fixed upon the lease, the Venture Well or other property of the Partnership or the land upon which said Venture Well is located.

12.   RESPONSIBILITY FOR LOSS OR DAMAGE:

      12.1 Contractor's Surface Equipment: Contractor shall assume liability at all times for damage to or destruction of Contractor's surface equipment, including but not limited to all drilling tools, machinery and appliances, for use above the surface, regardless of when or how such damage or destruction occurs.

      12.2 Contractor's In-Hole Equipment Basis: Contractor shall assume liability at all times for damage to or destruction of Contractor's in-hole equipment, including but not limited to drill pipe, drill collars and tool joints, and the Partnership shall be under no liability to reimburse Contractor for any such loss.

      12.3 Partnership's Equipment: The Partnership shall assume liability at all times for any defective equipment owned by it, including but not limited to casing, tubing, well head equipment, and Contractor shall be under no liability to reimburse the Partnership for any such loss or damage.

      12.4 Fire or Blow-Out: Should a fire or blowout occur or should the hole for any cause attributable to Contractor's operators be lost or damaged while Contractor is engaged in the performance of work hereunder, all such loss of or damage to the hole including cost of regaining control of a fire or blowout, shall be borne by Contractor; and if the hole is not in condition to be carried to the Contract Depth as herein provided, Contractor shall, if requested by the Partnership, commence a new hole without delay at Contractor's cost; and the drilling of the new hole shall be conducted under the terms and conditions of this Agreement in the same manner as though it were the first hole and Contractor shall be responsible for replacement of any casing lost in a junked and abandoned hole as well as the cost of preparing a new drill site for the new hole and the road thereto. In such case, Contractor shall not be entitled to any payment or compensation for expenditures made or incurred by Contractor on or in connection with the abandoned hole.

13.   NO WAIVER EXCEPT IN WRITING:

It is fully understood and agreed that none of the requirements of this Agreement shall be considered as waived by either party unless the same is done in writing, and then only by the persons executing this Agreement, or other duly authorized agent or representative of the party.

14.   FORCE MAJEURE:

If either party hereto is rendered unable, wholly or in part (and its performance hereunder is not rendered merely commercially impracticable) by force majeure to carry out its obligation under this Agreement, it shall give the other party prompt written notice of the force majeure with reasonably full particulars. Thereupon, the obligations of the notifying party, so far as they are affected by the force majeure, shall be suspended during, but not longer than, the continuance of the force majeure, and the notifying party agrees to use reasonable diligence to remove the force majeure as quickly as possible. This paragraph shall not relieve either party hereto for its obligations to expend sums of money or to indemnify the other party hereto, as provided elsewhere in this Agreement. The term "force majeure" as herein employed shall mean an act of God, strike, lockout or other industrial disturbance, act of the public enemy, war, blockade, public riot, lightning, fire, storm, flood, explosion, extreme weather conditions, or governmental restraint.

15.   INFORMATION CONFIDENTIAL:

Upon written request by the Partnership, information obtained by Contractor in the conduct of drilling operation on the Venture Well, including, but not limited to depth, formations penetrated, the results of coring, testing and surveying, shall be considered confidential and shall not be divulged by Contractor or its employees, to any person, firm or any corporation other than the Partnership's designated representative.

16.   ASSIGNMENT:

Neither party may assign this Agreement without the prior written consent of the other, and prompt notice of any such intent to assign shall be given to the other party. If any assignment is made that materially alters Contractor's financial burden, Contractor's compensation shall be adjusted to give effect to any increase or decrease in Contractor's operating costs.

17.   NOTICES AND PLACE OF PAYMENT:

All notices to be given with respect to this Agreement unless otherwise provided for shall be given to Contractor and to the Partnership respectively at the addresses hereinabove shown. All sums payable hereunder to Contractor shall be payable at the address hereinabove shown unless otherwise specified herein.


                                        BLUE RIDGE ENERGY, INC.



                                        By:     /s/ ROBERT D. BURR
                                                -------------------------------
                                                Robert D. Burr, President


                                        BLUE RIDGE GROUP, INC.



                                        By:     /s/ JAMES T. COOK, JR.
                                                -------------------------------
                                                James T. Cook, Jr., Vice
                                                  President - Finance & C.F.O.

                           EXHIBIT "1" TO EXHIBIT "D"

                                FEBRUARY 10, 1998

PHILLIPS PUGH PROSPECT: The primary investment objective of the Partnership is the acquisition of approximately a 93.75% Working Interest, which is approximately 70.31% of the Net Revenue Interest, in one well site on the Phillips Pugh Prospect and the production and sale of oil and/or gas therefrom. The Phillips Pugh Prospect consists of approximately 640 acres of oil and gas leases in Sherman County, Texas, and the well to be drilled thereon (the "Venture Well"). The Venture Well will be drilled to a depth of 2,900', or a depth sufficient to test the Brown Dolomite formation.

                           TURNKEY DRILLING CONTRACT

THIS AGREEMENT, is made and entered into as of 1st day of December, 1998 by and between the parties herein designated as "Partnership" and "Contractor."

          Partnership:      1998 Year End Drilling Programs, Ltd.
          Address:          632 Adams Street, Suite 710
                            Bowling Green, Kentucky 42101

          Contractor:       Blue Ridge Energy, Inc.
          Address:          632 Adams Street, Suite 710
                            Bowling Green, Kentucky 42101

IN CONSIDERATION of the mutual promises, conditions and agreements herein contained, Partnership engages Contractor as an Independent Contractor to furnish the equipment, labor and services to drill, test, and complete its portion of one Venture Well to be located in Shelby County, Texas, (referred to herein as "Texas Venture Well") and nine Venture Wells to be located in Bell and Knox Counties, Kentucky (referred to herein as "Kentucky Venture Wells") in search of oil and/or gas.

The Partnership will make the specified payments to Contractor in order (i) to obtain a price from Contractor for the drilling and completion of the Texas and Kentucky Venture Wells to a specified depth, (ii) to assure that Contractor will be available to drill, test and complete the subject Texas and Kentucky Venture Wells for the Partnership, (iii) to assure that Contractor will make available on a preferential basis sufficient drilling and completion apparatus needed to drill, test and complete the Texas and Kentucky Venture Wells at the earliest possible time, (iv) to obtain a preferential use of Contractor's services, and
(v) to assure competent supervisory personnel are available in the drilling and completion of the subject Texas and Kentucky Venture Wells.

Contractor agrees to furnish all equipment, labor and services necessary for the drilling to the depth indicated herein and the completion of such Texas and Kentucky Venture Wells. Contractor agrees that the work to be conducted under the terms of this Agreement will be done with diligence and care in a good and workmanlike manner and agrees to provide competent supervision of the work performed hereunder. Unless specifically otherwise provided for herein, all the required equipment, services and labor are furnished for the price set forth herein.

1.    LOCATION OF VENTURE WELLS:

See Exhibit "1" attached hereto and made a part hereof.

2.    TERMINATION DATE:

Contractor agrees to use its best efforts to complete operations for the acquisition, drilling and testing of the Texas and Kentucky Venture Wells by March 31, 1999, and Contractor and the Partnership agree that time is of the essence under this Agreement.

3.    BASIS OF DETERMINING AMOUNTS PAYABLE TO CONTRACTOR:

Contractor shall be paid $1,482,500 for the drilling, completion and equipping.

4.    DEPTH:

Subject to the right of the Partnership to direct the stoppage of work at any time (as provided in paragraph 7), the Texas and Kentucky Venture Wells shall be drilled to the depth as specified in Exhibit "1" or to the depth at which the production casing (oil string) is set, whichever depth is first reached, which depth is hereinafter referred to as the "Contract Depth."

5.    TIME OF PAYMENT:

      5.1 Basis: Payment by the Partnership to the Contractor of the Drilling Price becomes due and payable upon the receipt by the Partnership of an invoice from the Contractor. Neither commencement nor completion of Contractor's performance shall be a condition precedent to this obligation to pay.

      5.2 Attorneys' Fees: If this Agreement is placed in the hands of an attorney for collection of any sums due hereunder, or suit is brought on same, or sums due hereunder are collected through bankruptcy or probate proceedings, then the Partnership agrees that there shall be added to the amount due reasonable attorneys' fees and costs.

6.    COMPLETION PROGRAM:

The Partnership shall determine whether Contractor shall set an oil string. In the event the Partnership directs that drilling operations cease and to abandon the Texas and Kentucky Venture Wells, Contractor shall plug the Texas and Kentucky Venture Wells, remove all drilling apparatus from the well sites and the obligations of the parties hereunder shall cease. In the event the Partnership directs Contractor to set an oil string and makes timely payment to the Contractor of the completion price, Contractor shall commence the operations necessary to complete the Texas and Kentucky Venture Wells for commercial production, including the setting of an oil string and the acquisition, delivery and installation of a pump jack, holding tank and all other necessary equipment needed to extract and contain oil and/or gas from the Texas and Kentucky Venture Wells. If Contractor should enter into an assignment with another entity to undertake the Completion Program, Contractor may bill the Partnership, and the Partnership will pay for any completion costs over and above the Completion Price set forth herein.

7.    STOPPAGE OF WORK BY THE PARTNERSHIP:

Notwithstanding the provisions of paragraph 3 with respect to the depth to be drilled, the Partnership shall have the right to direct the stoppage of the work to be performed by the Contractor hereunder at any time prior to reaching the Contract Depth and even though Contractor has made no default hereunder. If the Partnership exercises its right to discontinue drilling a well, the Partnership will not receive a refund for any unused portion of the Drilling Price allocable to the discontinued well but the Partnership may direct Contractor to apply the unused portion of the Drilling Price to the intangible cost of another well that the Partnership shall specify. The unused portion of the Drilling Price will be determined as follows:

Contractor shall determine a sum equal to all the actual expenses reasonably and necessarily incurred up to the date the Partnership notified Contractor to discontinue drilling plus such additional expenses reasonably and necessarily incurred in order for Contractor to cease operations, including plugging and abandoning the hole, and dismantling the rig plus the sum of 15% of such total actual expenses. This sum shall be deducted from the Drilling Price of the Texas and Kentucky Venture Wells. The resulting difference shall be the unused portion of the price.

8.    REPORTS TO BE FURNISHED BY CONTRACTOR:

      8.1 Contractor shall keep and furnish to the Partnership an accurate record of the work performed and formations drilled on the IADC-API Daily Drilling Report form or other form acceptable to the Partnership. A legible copy of said form signed by Contractor's representative shall be furnished by Contractor to the Partnership.

      8.2 Delivery tickets, if requested by the Partnership, covering any material or supplies furnished by the Partnership shall be turned in each day with the daily drilling report. The quantity, description and condition of materials and supplies so furnished shall be checked by Contractor and such tickets shall be properly certified by Contractor.

9.    RESPONSIBILITY FOR A SOUND LOCATION:

Contractor shall prepare a sound location, adequate in size and capable of properly supporting the drilling rig. Contractor shall be responsible for a conductor pipe program adequate to prevent soil and subsoil washout. In the event subsurface conditions cause a cratering or shifting of the location surface, and loss or damage to the rig or its associated equipment results therefrom, the Partnership shall not be responsible for reimbursing Contractor for any such loss or damage including payment of work stoppage rate during repair and/or demobilization if applicable.

10.   RESPONSIBILITY FOR ROAD AND LOCATIONS:

Contractor agrees at all times to maintain roads to locations and each location in such a condition that will allow free access and movement to and from the drilling site in an ordinarily equipped highway type vehicle.

11.   PAYMENT OF CLAIMS:

Contractor agrees to pay all claims for labor, material, services and supplies to be furnished by Contractor hereunder, and agrees to allow no lien or charge to be fixed upon the lease, the Texas and Kentucky Venture Wells or other property of the Partnership or the land upon which said Texas and Kentucky Venture Wells are located.

12.   RESPONSIBILITY FOR LOSS OR DAMAGE:

      12.1 Contractor's Surface Equipment: Contractor shall assume liability at all times for damage to or destruction of Contractor's surface equipment, including but not limited to all drilling tools, machinery and appliances, for use above the surface, regardless of when or how such damage or destruction occurs.

      12.2 Contractor's In-Hole Equipment Basis: Contractor shall assume liability at all times for damage to or destruction of Contractor's in-hole equipment, including but not limited to drill pipe, drill collars and tool joints, and the Joint Venture shall be under no liability to reimburse Contractor for any such loss.

      12.3 Partnership's Equipment: The Partnership shall assume liability at all times for any defective equipment owned by it, including but not limited to casing, tubing, well head equipment, and Contractor shall be under no liability to reimburse the Partnership for any such loss or damage.

      12.4 Fire or Blow-Out: Should a fire or blowout occur or should the hole for any cause attributable to Contractor's operators be lost or damaged while Contractor is engaged in the performance of work hereunder, all such loss of or damage to the hole including cost of regaining control of a fire or blowout, shall be borne by Contractor; and if the hole is not in condition to be carried to the Contract Depth as herein provided, Contractor shall, if requested by the Partnership, commence a new hole without delay at Contractor's cost; and the drilling of the new hole shall be conducted under the terms and conditions of this Agreement in the same manner as though it were the first hole and Contractor shall be responsible for replacement of any casing lost in a junked and abandoned hole as well as the cost of preparing a new drill site for the new hole and the road thereto. In such case, Contractor shall not be entitled to any payment or compensation for expenditures made or incurred by Contractor on or in connection with the abandoned hole.

13.   NO WAIVER EXCEPT IN WRITING:

It is fully understood and agreed that none of the requirements of this Agreement shall be considered as waived by either party unless the same is done in writing, and then only by the persons executing this Agreement, or other duly authorized agent or representative of the party.

14.   FORCE MAJEURE:

If either party hereto is rendered unable, wholly or in part (and its performance hereunder is not rendered merely commercially impracticable) by force majeure to carry out its obligation under this Agreement, it shall give the other party prompt written notice of the force majeure with reasonably full particulars. Thereupon, the obligations of the notifying party, so far as they are affected by the force majeure, shall be suspended during, but not longer than, the continuance of the force majeure, and the notifying party agrees to use reasonable diligence to remove the force majeure as quickly as possible. This paragraph shall not relieve either party hereto for its obligations to expend sums of money or to indemnify the other party hereto, as provided elsewhere in this Agreement. The term "force majeure" as herein employed shall mean an act of God, strike, lockout or other industrial disturbance, act of the public enemy, war, blockade, public riot, lightning, fire, storm, flood, explosion, extreme weather conditions, or governmental restraint.

15.   INFORMATION CONFIDENTIAL:

Upon written request by the Partnership, information obtained by Contractor in the conduct of drilling operation on the Texas and Kentucky Venture Wells, including, but not limited to depth, formations penetrated, the results of coring, testing and surveying, shall be considered confidential and shall not be divulged by Contractor or its employees, to any person, firm or any corporation other than the Joint Venture's designated representative.

16.   ASSIGNMENT:

Neither party may assign this Agreement without the prior written consent of the other, and prompt notice of any such intent to assign shall be given to the other party. If any assignment is made that materially alters Contractor's financial burden, Contractor's compensation shall be adjusted to give effect to any increase or decrease in Contractor's operating costs.

17.   NOTICES AND PLACE OF PAYMENT:

All notices to be given with respect to this Agreement unless otherwise provided for shall be given to Contractor and to the Partnership respectively at the addresses hereinabove shown. All sums payable hereunder to Contractor shall be payable at the address hereinabove shown unless otherwise specified herein.


                                        BLUE RIDGE ENERGY, INC.



                                        By:     /s/ ROBERT D. BURR
                                                -------------------------------
                                                Robert D. Burr, President



                                        1998 YEAR END DRILLING PROGRAM, LTD.
                                        A KENTUCKY LIMITED PARTNERSHIP


                                        By:     Blue Ridge Energy, Inc.
                                                Managing General Partner


                                            By: /s/ ROBERT D. BURR
                                                -------------------------------
                                                Robert D. Burr, President

                           EXHIBIT "1" TO EXHIBIT "D"

                                DECEMBER 1, 1998

The primary investment objectives of the Partnership are: (i) the acquisition of the following Working Interests and Net Revenue Interests in ten oil and gas wells:

                            PARTNERSHIP       PARTNERSHIP
                              WORKING         NET REVENUE                                      TARGET
WELL NAME                    INTEREST          INTEREST        COUNTY, STATE    DEPTH        FORMATION
---------                    --------          --------        -------------    -----        ---------
Huber-EREC #15                 25.0%           18.2500%          Bell, KY       2,500'       Maxon Sand
Huber-EREC #16                 25.0%           18.2500%          Bell, KY       2,500'       Maxon Sand
Huber-EREC #20                 25.0%           18.2500%          Bell, KY       2,500'       Maxon Sand
Evan Big Sandy #158            25.0%           18.2500%         Johnson, KY     3,500'       Devonian Shale
Evan Big Sandy #159            25.0%           18.2500%        Magoffin, KY     3,500'       Devonian Shale
Evan Big Sandy #160            25.0%           18.2500%         Letcher, KY     3,500'       Devonian Shale
Evan Big Sandy #162            25.0%           18.2500%         Johnson, KY     3,500'       Devonian Shale
Evan Big Sandy #133            50.0%           36.5000%          Knott, KY      3,500'       Devonian Shale
Evan Harlan $531               15.9%           12.6535%         Harlan, KY      6,000'       Coniferous Sand
USA-Thomas Hailey #1           30.0%           23.0000%         Shelby, KY      6,400'       James Limestone

                           TURNKEY DRILLING CONTRACT

THIS AGREEMENT, is made and entered into as of 1st day of December, 1998 by and between the parties herein designated as "Partnership" and "Contractor."

          Partnership:      Blue Ridge Energy, Inc.
          Address:          632 Adams Street, Suite 710
                            Bowling Green, Kentucky 42101

          Contractor:       Blue Ridge Group, Inc.
          Address:          632 Adams Street, Suite 700
                            Bowling Green, Kentucky 42101

IN CONSIDERATION of the mutual promises, conditions and agreements herein contained, Partnership engages Contractor as an Independent Contractor to furnish the equipment, labor and services to drill, test, and complete its portion of one Venture Well to be located in Shelby County, Texas, (referred to herein as "Texas Venture Well") and nine Venture Wells to be located in Bell and Knox Counties, Kentucky, (referred to herein as "Kentucky Venture Wells") in search of oil and/or gas.

The Partnership will make the specified payments to Contractor in order (i) to obtain a price from Contractor for the drilling and completion of the Texas and Kentucky Venture Wells to a specified depth, (ii) to assure that Contractor will be available to drill, test and complete the subject Texas and Kentucky Venture Wells for the Partnership, (iii) to assure that Contractor will make available on a preferential basis sufficient drilling and completion apparatus needed to drill, test and complete the Texas and Kentucky Venture Wells at the earliest possible time, (iv) to obtain a preferential use of Contractor's services, and (v) to assure competent supervisory personnel are available in the drilling and completion of the subject Texas and Kentucky Venture Wells.

Contractor agrees to furnish all equipment, labor and services necessary for the drilling to the depth indicated herein and the completion of such Texas and Kentucky Venture Wells. Contractor agrees that the work to be conducted under the terms of this Agreement will be done with diligence and care in a good and workmanlike manner and agrees to provide competent supervision of the work performed hereunder. Unless specifically otherwise provided for herein, all the required equipment, services and labor are furnished for the price set forth herein.

1.    LOCATION OF VENTURE WELLS:

See Exhibit "1" attached hereto and made a part hereof.

2.    TERMINATION DATE:

Contractor agrees to use its best efforts to complete operations for the acquisition, drilling and testing of the Texas and Kentucky Venture Wells by March 31, 1999, and Contractor and the Partnership agree that time is of the essence under this Agreement.

3.    BASIS OF DETERMINING AMOUNTS PAYABLE TO CONTRACTOR:

Contractor shall be paid $1,050,000 for the drilling, completion and equipping.

4.    DEPTH:

Subject to the right of the Partnership to direct the stoppage of work at any time (as provided in paragraph 7), the Texas and Kentucky Venture Wells shall be drilled to the depth as specified in Exhibit "1" or to the depth at which the production casing (oil string) is set, whichever depth is first reached, which depth is hereinafter referred to as the "Contract Depth."

5.    TIME OF PAYMENT:

      5.1 Basis: Payment by the Partnership to the Contractor of the Drilling Price becomes due and payable upon the receipt by the Partnership of an invoice from the Contractor. Neither commencement nor completion of Contractor's performance shall be a condition precedent to this obligation to pay.

      5.2 Attorneys' Fees: If this Agreement is placed in the hands of an attorney for collection of any sums due hereunder, or suit is brought on same, or sums due hereunder are collected through bankruptcy or probate proceedings, then the Partnership agrees that there shall be added to the amount due reasonable attorneys' fees and costs.

6.    COMPLETION PROGRAM:

The Partnership shall determine whether Contractor shall set an oil string. In the event the Partnership directs that drilling operations cease and to abandon the Texas and Kentucky Venture Wells, Contractor shall plug the Texas and Kentucky Venture Wells, remove all drilling apparatus from the well sites and the obligations of the parties hereunder shall cease. In the event the Partnership directs Contractor to set an oil string and makes timely payment to the Contractor of the completion price, Contractor shall commence the operations necessary to complete the Texas and Kentucky Venture Wells for commercial production, including the setting of an oil string and the acquisition, delivery and installation of a pump jack, holding tank and all other necessary equipment needed to extract and contain oil and/or gas from the Texas and Kentucky Venture Wells. If Contractor should enter into an assignment with another entity to undertake the Completion Program, Contractor may bill the Partnership, and the Partnership will pay for any completion costs over and above the Completion Price set forth herein.

7.    STOPPAGE OF WORK BY THE PARTNERSHIP:

Notwithstanding the provisions of paragraph 3 with respect to the depth to be drilled, the Partnership shall have the right to direct the stoppage of the work to be performed by the Contractor hereunder at any time prior to reaching the Contract Depth and even though Contractor has made no default hereunder. If the Partnership exercises its right to discontinue drilling a well, the Partnership will not receive a refund for any unused portion of the Drilling Price allocable to the discontinued well but the Partnership may direct Contractor to apply the unused portion of the Drilling Price to the intangible cost of another well that the Partnership shall specify. The unused portion of the Drilling Price will be determined as follows:

Contractor shall determine a sum equal to all the actual expenses reasonably and necessarily incurred up to the date the Partnership notified Contractor to discontinue drilling plus such additional expenses reasonably and necessarily incurred in order for Contractor to cease operations, including plugging and abandoning the hole, and dismantling the rig plus the sum of 15% of such total actual expenses. This sum shall be deducted from the Drilling Price of the Texas and Kentucky Venture Wells. The resulting difference shall be the unused portion of the price.

8.    REPORTS TO BE FURNISHED BY CONTRACTOR:

      8.1 Contractor shall keep and furnish to the Partnership an accurate record of the work performed and formations drilled on the IADC-API Daily Drilling Report form or other form acceptable to the Partnership. A legible copy of said form signed by Contractor's representative shall be furnished by Contractor to the Partnership.

      8.2 Delivery tickets, if requested by the Partnership, covering any material or supplies furnished by the Partnership shall be turned in each day with the daily drilling report. The quantity, description and condition of materials and supplies so furnished shall be checked by Contractor and such tickets shall be properly certified by Contractor.

9.    RESPONSIBILITY FOR A SOUND LOCATION:

Contractor shall prepare a sound location, adequate in size and capable of properly supporting the drilling rig. Contractor shall be responsible for a conductor pipe program adequate to prevent soil and subsoil washout. In the event subsurface conditions cause a cratering or shifting of the location surface, and loss or damage to the rig or its associated equipment results therefrom, the Partnership shall not be responsible for reimbursing Contractor for any such loss or damage including payment of work stoppage rate during repair and/or demobilization if applicable.

10.   RESPONSIBILITY FOR ROAD AND LOCATIONS:

Contractor agrees at all times to maintain roads to locations and each location in such a condition that will allow free access and movement to and from the drilling site in an ordinarily equipped highway type vehicle.

11.   PAYMENT OF CLAIMS:

Contractor agrees to pay all claims for labor, material, services and supplies to be furnished by Contractor hereunder, and agrees to allow no lien or charge to be fixed upon the lease, the Texas and Kentucky Venture Wells or other property of the Partnership or the land upon which said Texas and Kentucky Venture Wells are located.

12.   RESPONSIBILITY FOR LOSS OR DAMAGE:

      12.1 Contractor's Surface Equipment: Contractor shall assume liability at all times for damage to or destruction of Contractor's surface equipment, including but not limited to all drilling tools, machinery and appliances, for use above the surface, regardless of when or how such damage or destruction occurs.

      12.2 Contractor's In-Hole Equipment Basis: Contractor shall assume liability at all times for damage to or destruction of Contractor's in-hole equipment, including but not limited to drill pipe, drill collars and tool joints, and the Partnership shall be under no liability to reimburse Contractor for any such loss.

      12.3 Partnership's Equipment: The Partnership shall assume liability at all times for any defective equipment owned by it, including but not limited to casing, tubing, well head equipment, and Contractor shall be under no liability to reimburse the Partnership for any such loss or damage.

      12.4 Fire or Blow-Out: Should a fire or blowout occur or should the hole for any cause attributable to Contractor's operators be lost or damaged while Contractor is engaged in the performance of work hereunder, all such loss of or damage to the hole including cost of regaining control of a fire or blowout, shall be borne by Contractor; and if the hole is not in condition to be carried to the Contract Depth as herein provided, Contractor shall, if requested by the Partnership, commence a new hole without delay at Contractor's cost; and the drilling of the new hole shall be conducted under the terms and conditions of this Agreement in the same manner as though it were the first hole and Contractor shall be responsible for replacement of any casing lost in a junked and abandoned hole as well as the cost of preparing a new drill site for the new hole and the road thereto. In such case, Contractor shall not be entitled to any payment or compensation for expenditures made or incurred by Contractor on or in connection with the abandoned hole.

13.   NO WAIVER EXCEPT IN WRITING:

It is fully understood and agreed that none of the requirements of this Agreement shall be considered as waived by either party unless the same is done in writing, and then only by the persons executing this Agreement, or other duly authorized agent or representative of the party.

14.   FORCE MAJEURE:

If either party hereto is rendered unable, wholly or in part (and its performance hereunder is not rendered merely commercially impracticable) by force majeure to carry out its obligation under this Agreement, it shall give the other party prompt written notice of the force majeure with reasonably full particulars. Thereupon, the obligations of the notifying party, so far as they are affected by the force majeure, shall be suspended during, but not longer than, the continuance of the force majeure, and the notifying party agrees to use reasonable diligence to remove the force majeure as quickly as possible. This paragraph shall not relieve either party hereto for its obligations to expend sums of money or to indemnify the other party hereto, as provided elsewhere in this Agreement. The term "force majeure" as herein employed shall mean an act of God, strike, lockout or other industrial disturbance, act of the public enemy, war, blockade, public riot, lightning, fire, storm, flood, explosion, extreme weather conditions, or governmental restraint.

15.   INFORMATION CONFIDENTIAL:

Upon written request by the Partnership, information obtained by Contractor in the conduct of drilling operation on the Texas and Kentucky Venture Wells, including, but not limited to depth, formations penetrated, the results of coring, testing and surveying, shall be considered confidential and shall not be divulged by Contractor or its employees, to any person, firm or any corporation other than the Partnership's designated representative.

16.   ASSIGNMENT:

Neither party may assign this Agreement without the prior written consent of the other, and prompt notice of any such intent to assign shall be given to the other party. If any assignment is made that materially alters Contractor's financial burden, Contractor's compensation shall be adjusted to give effect to any increase or decrease in Contractor's operating costs.

17.   NOTICES AND PLACE OF PAYMENT:

All notices to be given with respect to this Agreement unless otherwise provided for shall be given to Contractor and to the Partnership respectively at the addresses hereinabove shown. All sums payable hereunder to Contractor shall be payable at the address hereinabove shown unless otherwise specified herein.


                                        BLUE RIDGE ENERGY, INC.



                                        By:     /s/ ROBERT D. BURR
                                                -------------------------------
                                                Robert D. Burr, President


                                        BLUE RIDGE GROUP, INC.



                                        By:     /s/ JAMES T. COOK, JR.
                                                -------------------------------
                                                James T. Cook, Jr.
                                                Sr. Vice President - Finance &
                                                C.F.O.

                           EXHIBIT "1" TO EXHIBIT "D"

                                DECEMBER 1, 1998

The primary investment objectives of the Partnership are: (i) the acquisition of the following Working Interests and Net Revenue Interests in ten oil and gas wells:

                            PARTNERSHIP       PARTNERSHIP
                              WORKING         NET REVENUE                                      TARGET
WELL NAME                    INTEREST          INTEREST        COUNTY, STATE    DEPTH        FORMATION
---------                    --------          --------        -------------    -----        ---------
Huber-EREC #15                 25.0%           18.2500%          Bell, KY       2,500'       Maxon Sand
Huber-EREC #16                 25.0%           18.2500%          Bell, KY       2,500'       Maxon Sand
Huber-EREC #20                 25.0%           18.2500%          Bell, KY       2,500'       Maxon Sand
Evan Big Sandy #158            25.0%           18.2500%         Johnson, KY     3,500'       Devonian Shale
Evan Big Sandy #159            25.0%           18.2500%        Magoffin, KY     3,500'       Devonian Shale
Evan Big Sandy #160            25.0%           18.2500%         Letcher, KY     3,500'       Devonian Shale
Evan Big Sandy #162            25.0%           18.2500%         Johnson, KY     3,500'       Devonian Shale
Evan Big Sandy #133            50.0%           36.5000%          Knott, KY      3,500'       Devonian Shale
Evan Harlan $531               15.9%           12.6535%         Harlan, KY      6,000'       Coniferous Sand
USA-Thomas Hailey #1           30.0%           23.0000%         Shelby, KY      6,400'       James Limestone

                           TURNKEY DRILLING CONTRACT

THIS AGREEMENT, is made and entered into as of 4th day of March, 1999 by and between the parties herein designated as "Partnership" and "Contractor."

          Partnership:      Harlan County Limited Partnership, Ltd.
          Address:          632 Adams Street, Suite 710
                            Bowling Green, Kentucky 42101

          Contractor:       Blue Ridge Energy, Inc.
          Address:          632 Adams Street, Suite 710
                            Bowling Green, Kentucky 42101

IN CONSIDERATION of the mutual promises, conditions and agreements herein contained, Partnership engages Contractor as an Independent Contractor to furnish the equipment, labor and services to drill, test, and complete its portion of five Venture Wells to be located in Harlan County, Kentucky, (referred to herein as "Venture Wells") in search of oil and/or gas.

The Partnership will make the specified payments to Contractor in order (i) to obtain a price from Contractor for the drilling and completion of the Venture Wells to specified depths, (ii) to assure that Contractor will be available to drill, test and complete the subject Venture Wells for the Partnership, (iii) to assure that Contractor will make available on a preferential basis sufficient drilling and completion apparatus needed to drill, test and complete the Venture Wells at the earliest possible time, (iv) to obtain a preferential use of Contractor's services, and (v) to assure competent supervisory personnel are available in the drilling and completion of the subject Venture Wells.

Contractor agrees to furnish all equipment, labor and services necessary for the drilling to the depth indicated herein and the completion of such Venture Wells. Contractor agrees that the work to be conducted under the terms of this Agreement will be done with diligence and care in a good and workmanlike manner and agrees to provide competent supervision of the work performed hereunder. Unless specifically otherwise provided for herein, all the required equipment, services and labor are furnished for the price set forth herein.

1.    LOCATION OF VENTURE WELLS:

See Exhibit "1" attached hereto and made a part hereof.

2.    TERMINATION DATE:

Contractor agrees to use its best efforts to complete operations for the acquisition, drilling and testing of the Venture Wells by March 31, 2000, and Contractor and the Partnership agree that time is of the essence under this Agreement.

3.    BASIS OF DETERMINING AMOUNTS PAYABLE TO CONTRACTOR:

Contractor shall be paid at the following rate for the work performed hereunder:

      "Drilling, Completing, and Equipping Price":         $705,600

4.    DEPTH:

Subject to the right of the Partnership to direct the stoppage of work at any time (as provided in paragraph 7), the Venture Wells shall be drilled to the depth as specified in Exhibit "1" or to the depth at which the production casing (oil string) is set, whichever depth is first reached, which depth is hereinafter referred to as the "Contract Depth."

5.    TIME OF PAYMENT:

      5.1 Basis: Payment by the Partnership to the Contractor of the Drilling Price becomes due and payable upon the receipt by the Partnership of an invoice from the Contractor. Neither commencement nor completion of Contractor's performance shall be a condition precedent to this obligation to pay.

      5.2 Attorneys' Fees: If this Agreement is placed in the hands of an attorney for collection of any sums due hereunder, or suit is brought on same, or sums due hereunder are collected through bankruptcy or probate proceedings, then the Partnership agrees that there shall be added to the amount due reasonable attorneys' fees and costs.

6.    COMPLETION PROGRAM:

The Partnership shall determine whether Contractor shall set an oil string. In the event the Partnership directs that drilling operations cease and to abandon the Venture Wells, Contractor shall plug the Venture Wells, remove all drilling apparatus from the well sites and the obligations of the parties hereunder shall cease. In the event the Partnership directs Contractor to set an oil string and makes timely payment to the Contractor of the completion price, Contractor shall commence the operations necessary to complete the Venture Wells for commercial production, including the setting of an oil string and the acquisition, delivery and installation of a pump jack, holding tank and all other necessary equipment needed to extract and contain oil and/or gas from the Venture Wells. If Contractor should enter into an assignment with another entity to undertake the Completion Program, Contractor may bill the Partnership, and the Partnership will pay for any completion costs over and above the Completion Price set forth herein.

7.    STOPPAGE OF WORK BY THE PARTNERSHIP:

Notwithstanding the provisions of paragraph 3 with respect to the depth to be drilled, the Partnership shall have the right to direct the stoppage of the work to be performed by the Contractor hereunder at any time prior to reaching the Contract Depth and even though Contractor has made no default hereunder. If the Partnership exercises its right to discontinue drilling a well, the Partnership will not receive a refund for any unused portion of the Drilling Price allocable to the discontinued well but the Partnership may direct Contractor to apply the unused portion of the Drilling Price to the intangible cost of another well that the Partnership shall specify. The unused portion of the Drilling Price will be determined as follows:

Contractor shall determine a sum equal to all the actual expenses reasonably and necessarily incurred up to the date the Partnership notified Contractor to discontinue drilling plus such additional expenses reasonably and necessarily incurred in order for Contractor to cease operations, including plugging and abandoning the hole, and dismantling the rig plus the sum of 15% of such total actual expenses. This sum shall be deducted from the Drilling Price of the Venture Wells. The resulting difference shall be the unused portion of the price.

8.    REPORTS TO BE FURNISHED BY CONTRACTOR:

      8.1 Contractor shall keep and furnish to the Partnership an accurate record of the work performed and formations drilled on the IADC-API Daily Drilling Report form or other form acceptable to the Partnership. A legible copy of said form signed by Contractor's representative shall be furnished by Contractor to the Partnership.

      8.2 Delivery tickets, if requested by the Joint Venture, covering any material or supplies furnished by the Partnership shall be turned in each day with the daily drilling report. The quantity, description and condition of materials and supplies so furnished shall be checked by Contractor and such tickets shall be properly certified by Contractor.

9.    RESPONSIBILITY FOR A SOUND LOCATION:

Contractor shall prepare a sound location, adequate in size and capable of properly supporting the drilling rig. Contractor shall be responsible for a conductor pipe program adequate to prevent soil and subsoil washout. In the event subsurface conditions cause a cratering or shifting of the location surface, and loss or damage to the rig or its associated equipment results therefrom, the Partnership shall not be responsible for reimbursing Contractor for any such loss or damage including payment of work stoppage rate during repair and/or demobilization if applicable.

10.   RESPONSIBILITY FOR ROAD AND LOCATIONS:

Contractor agrees at all times to maintain roads to locations and each location in such a condition that will allow free access and movement to and from the drilling site in an ordinarily equipped highway type vehicle.

11.   PAYMENT OF CLAIMS:

Contractor agrees to pay all claims for labor, material, services and supplies to be furnished by Contractor hereunder, and agrees to allow no lien or charge to be fixed upon the lease, the wells or other property of the Partnership or the land upon which said Venture Wells is located.

12.   RESPONSIBILITY FOR LOSS OR DAMAGE:

      12.1 Contractor's Surface Equipment: Contractor shall assume liability at all times for damage to or destruction of Contractor's surface equipment, including but not limited to all drilling tools, machinery and appliances, for use above the surface, regardless of when or how such damage or destruction occurs.

      12.2 Contractor's In-Hole Equipment Basis: Contractor shall assume liability at all times for damage to or destruction of Contractor's in-hole equipment, including but not limited to drill pipe, drill collars and tool joints, and the Partnership shall be under no liability to reimburse Contractor for any such loss.

      12.3 Partnership's Equipment: The Partnership shall assume liability at all times for any defective equipment owned by it, including but not limited to casing, tubing, well head equipment, and Contractor shall be under no liability to reimburse the Partnership for any such loss or damage.

      12.4 Fire or Blow-Out: Should a fire or blowout occur or should the hole for any cause attributable to Contractor's operators be lost or damaged while Contractor is engaged in the performance of work hereunder, all such loss of or damage to the hole including cost of regaining control of a fire or blowout, shall be borne by Contractor; and if the hole is not in condition to be carried to the Contract Depth as herein provided, Contractor shall, if requested by the Partnership, commence a new hole without delay at Contractor's cost; and the drilling of the new hole shall be conducted under the terms and conditions of this Agreement in the same manner as though it were the first hole and Contractor shall be responsible for replacement of any casing lost in a junked and abandoned hole as well as the cost of preparing a new drill site for the new hole and the road thereto. In such case, Contractor shall not be entitled to any payment or compensation for expenditures made or incurred by Contractor on or in connection with the abandoned hole.

13.   NO WAIVER EXCEPT IN WRITING:

It is fully understood and agreed that none of the requirements of this Agreement shall be considered as waived by either party unless the same is done in writing, and then only by the persons executing this Agreement, or other duly authorized agent or representative of the party.

14.   FORCE MAJEURE:

If either party hereto is rendered unable, wholly or in part (and its performance hereunder is not rendered merely commercially impracticable) by force majeure to carry out its obligation under this Agreement, it shall give the other party prompt written notice of the force majeure with reasonably full particulars. Thereupon, the obligations of the notifying party, so far as they are affected by the force majeure, shall be suspended during, but not longer than, the continuance of the force majeure, and the notifying party agrees to use reasonable diligence to remove the force majeure as quickly as possible. This paragraph shall not relieve either party hereto for its obligations to expend sums of money or to indemnify the other party hereto, as provided elsewhere in this Agreement. The term "force majeure" as herein employed shall mean an act of God, strike, lockout or other industrial disturbance, act of the public enemy, war, blockade, public riot, lightning, fire, storm, flood, explosion, extreme weather conditions, or governmental restraint.

15.   INFORMATION CONFIDENTIAL:

Upon written request by the Partnership, information obtained by Contractor in the conduct of drilling operation on the Venture Wells, including, but not limited to depth, formations penetrated, the results of coring, testing and surveying, shall be considered confidential and shall not be divulged by Contractor or its employees, to any person, firm or any corporation other than the Partnership's designated representative.

16.   ASSIGNMENT:

Neither party may assign this Agreement without the prior written consent of the other, and prompt notice of any such intent to assign shall be given to the other party. If any assignment is made that materially alters Contractor's financial burden, Contractor's compensation shall be adjusted to give effect to any increase or decrease in Contractor's operating costs.

17.   NOTICES AND PLACE OF PAYMENT:

All notices to be given with respect to this Agreement unless otherwise provided for shall be given to Contractor and to the Partnership respectively at the addresses hereinabove shown. All sums payable hereunder to Contractor shall be payable at the address hereinabove shown unless otherwise specified herein.


                                        BLUE RIDGE ENERGY, INC.



                                        By:     /s/ ROBERT D. BURR
                                                -------------------------------
                                                Robert D. Burr, President


                                        HARLAN COUNTY LIMITED PARTNERSHIP, LTD.
                                        A KENTUCKY LIMITED PARTNERSHIP


                                        By:     Blue Ridge Energy, Inc.
                                                Managing General Partner



                                           By:  /s/ ROBERT D. BURR
                                                -------------------------------
                                                Robert D. Burr, President

                           EXHIBIT "1" TO EXHIBIT "D"

                                  MARCH 4, 1999

The primary investment objective of the Partnership is the acquisition of approximately a 30.00% Working Interest, which is approximately 18.75% of the Net Revenue Interest in five well sites out of fifteen to be drilled on the Harlan County Prospect and the production and sale of oil/gas therefrom. William
W. Kelley, Jr., an Independent Petroleum Geologist to the Managing General Partner, will select the five wells to be acquired by the Partnership. Mr. Kelley will utilize various criteria including production notes, sand thickness, sand porosity, sand permeability, and geographical location. The Harlan County Prospect consists of approximately 6,500 acres of oil and gas leases in Harlan County, Kentucky and the wells to be drilled thereon (the "Partnership Wells"). The Partnership Wells will be drilled to depths of approximately 6,000' or depths sufficient to test the Maxon Sand formation.

                           TURNKEY DRILLING CONTRACT

THIS AGREEMENT, is made and entered into as of 4th day of March, 1999 by and between the parties herein designated as "Partnership" and "Contractor."

          Partnership:      Blue Ridge Energy, Inc.
          Address:          632 Adams Street, Suite 710
                            Bowling Green, Kentucky 42101

          Contractor:       Blue Ridge Group, Inc.
          Address:          632 Adams Street, Suite 700
                            Bowling Green, Kentucky 42101

IN CONSIDERATION of the mutual promises, conditions and agreements herein contained, Partnership engages Contractor as an Independent Contractor to furnish the equipment, labor and services to drill, test, and complete its portion of five Partnership Wells to be located in Harlan County, Kentucky, (referred to herein as "Partnership Wells") in search of oil and/or gas.

The Partnership will make the specified payments to Contractor in order (i) to obtain a price from Contractor for the drilling and completion of the Partnership Wells to a specified depth, (ii) to assure that Contractor will be available to drill, test and complete the subject Partnership Wells for the Partnership, (iii) to assure that Contractor will make available on a preferential basis sufficient drilling and completion apparatus needed to drill, test and complete the Partnership Wells at the earliest possible time, (iv) to obtain a preferential use of Contractor's services, and (v) to assure competent supervisory personnel are available in the drilling and completion of the five Partnership Wells.

Contractor agrees to furnish all equipment, labor and services necessary for the drilling to the depth indicated herein and the completion of such Partnership Wells. Contractor agrees that the work to be conducted under the terms of this Agreement will be done with diligence and care in a good and workmanlike manner and agrees to provide competent supervision of the work performed hereunder. Unless specifically otherwise provided for herein, all the required equipment, services and labor are furnished for the price set forth herein.

1.    LOCATION OF PARTNERSHIP WELLS:

See Exhibit "1" attached hereto and made a part hereof.

2.    TERMINATION DATE:

Contractor agrees to use its best efforts to complete operations for the acquisition, drilling and testing of the five Partnership Wells by March 31, 2000, and Contractor and the Partnership agree that time is of the essence under this Agreement.

3.    BASIS OF DETERMINING AMOUNTS PAYABLE TO CONTRACTOR:

Contractor shall be paid at the following rate for the work performed hereunder:

      "Drilling, Completing, and Equipping Price":         $565,000

4.    DEPTH:

Subject to the right of the Partnership to direct the stoppage of work at any time (as provided in paragraph 7), the Partnership Wells shall be drilled to the depth as specified in Exhibit "1" or to the depth at which the production casing (oil string) is set, whichever depth is first reached, which depth is hereinafter referred to as the "Contract Depth."

5.    TIME OF PAYMENT:

      5.1 Basis: Payment by the Partnership to the Contractor of the Drilling Price becomes due and payable upon the receipt by the Partnership of an invoice from the Contractor. Neither commencement nor completion of Contractor's performance shall be a condition precedent to this obligation to pay.

      5.2 Attorneys' Fees: If this Agreement is placed in the hands of an attorney for collection of any sums due hereunder, or suit is brought on same, or sums due hereunder are collected through bankruptcy or probate proceedings, then the Partnership agrees that there shall be added to the amount due reasonable attorneys' fees and costs.

6.    COMPLETION PROGRAM:

The Partnership shall determine whether Contractor shall set an oil string. In the event the Partnership directs that drilling operations cease and to abandon the five Partnership Wells, Contractor shall plug the Partnership Wells, remove all drilling apparatus from the well sites and the obligations of the parties hereunder shall cease. In the event the Partnership directs Contractor to set an oil string and makes timely payment to the Contractor of the completion price, Contractor shall commence the operations necessary to complete the Partnership Wells for commercial production, including the setting of an oil string and the acquisition, delivery and installation of a pump jack, holding tank and all other necessary equipment needed to extract and contain oil and/or gas from the Partnership Wells. If Contractor should enter into an assignment with another entity to undertake the Completion Program, Contractor may bill the Partnership, and the Partnership will pay for any completion costs over and above the Completion Price set forth herein.

7.    STOPPAGE OF WORK BY THE PARTNERSHIP:

Notwithstanding the provisions of paragraph 3 with respect to the depth to be drilled, the Partnership shall have the right to direct the stoppage of the work to be performed by the Contractor hereunder at any time prior to reaching the Contract Depth and even though Contractor has made no default hereunder. If the Partnership exercises its right to discontinue drilling a well, the Partnership will not receive a refund for any unused portion of the Drilling Price allocable to the discontinued well but the Partnership may direct Contractor to apply the unused portion of the Drilling Price to the intangible cost of another well that the Partnership shall specify. The unused portion of the Drilling Price will be determined as follows:

Contractor shall determine a sum equal to all the actual expenses reasonably and necessarily incurred up to the date the Partnership notified Contractor to discontinue drilling plus such additional expenses reasonably and necessarily incurred in order for Contractor to cease operations, including plugging and abandoning the hole, and dismantling the rig plus the sum of 15% of such total actual expenses. This sum shall be deducted from the Drilling Price of the Partnership Wells. The resulting difference shall be the unused portion of the price.

8.    REPORTS TO BE FURNISHED BY CONTRACTOR:

      8.1 Contractor shall keep and furnish to the Partnership an accurate record of the work performed and formations drilled on the IADC-API Daily Drilling Report form or other form acceptable to the Partnership. A legible copy of said form signed by Contractor's representative shall be furnished by Contractor to the Partnership.

      8.2 Delivery tickets, if requested by the Partnership, covering any material or supplies furnished by the Partnership shall be turned in each day with the daily drilling report. The quantity, description and condition of materials and supplies so furnished shall be checked by Contractor and such tickets shall be properly certified by Contractor.

9.    RESPONSIBILITY FOR A SOUND LOCATION:

Contractor shall prepare a sound location, adequate in size and capable of properly supporting the drilling rig. Contractor shall be responsible for a conductor pipe program adequate to prevent soil and subsoil washout. In the event subsurface conditions cause a cratering or shifting of the location surface, and loss or damage to the rig or its associated equipment results therefrom, the Partnership shall not be responsible for reimbursing Contractor for any such loss or damage including payment of work stoppage rate during repair and/or demobilization if applicable.

10.   RESPONSIBILITY FOR ROAD AND LOCATIONS:

Contractor agrees at all times to maintain roads to locations and each location in such a condition that will allow free access and movement to and from the drilling site in an ordinarily equipped highway type vehicle.

11.   PAYMENT OF CLAIMS:

Contractor agrees to pay all claims for labor, material, services and supplies to be furnished by Contractor hereunder, and agrees to allow no lien or charge to be fixed upon the lease, the Partnership Wells or other property of the Partnership or the land upon which said Partnership Wells are located.

12.   RESPONSIBILITY FOR LOSS OR DAMAGE:

      12.1 Contractor's Surface Equipment: Contractor shall assume liability at all times for damage to or destruction of Contractor's surface equipment, including but not limited to all drilling tools, machinery and appliances, for use above the surface, regardless of when or how such damage or destruction occurs.

      12.2 Contractor's In-Hole Equipment Basis: Contractor shall assume liability at all times for damage to or destruction of Contractor's in-hole equipment, including but not limited to drill pipe, drill collars and tool joints, and the Partnership shall be under no liability to reimburse Contractor for any such loss.

      12.3 Partnership's Equipment: The Partnership shall assume liability at all times for any defective equipment owned by it, including but not limited to casing, tubing, well head equipment, and Contractor shall be under no liability to reimburse the Partnership for any such loss or damage.

      12.4 Fire or Blow-Out: Should a fire or blowout occur or should the hole for any cause attributable to Contractor's operators be lost or damaged while Contractor is engaged in the performance of work hereunder, all such loss of or damage to the hole including cost of regaining control of a fire or blowout, shall be borne by Contractor; and if the hole is not in condition to be carried to the Contract Depth as herein provided, Contractor shall, if requested by the Partnership, commence a new hole without delay at Contractor's cost; and the drilling of the new hole shall be conducted under the terms and conditions of this Agreement in the same manner as though it were the first hole and Contractor shall be responsible for replacement of any casing lost in a junked and abandoned hole as well as the cost of preparing a new drill site for the new hole and the road thereto. In such case, Contractor shall not be entitled to any payment or compensation for expenditures made or incurred by Contractor on or in connection with the abandoned hole.

13.   NO WAIVER EXCEPT IN WRITING:

It is fully understood and agreed that none of the requirements of this Agreement shall be considered as waived by either party unless the same is done in writing, and then only by the persons executing this Agreement, or other duly authorized agent or representative of the party.

14.   FORCE MAJEURE:

If either party hereto is rendered unable, wholly or in part (and its performance hereunder is not rendered merely commercially impracticable) by force majeure to carry out its obligation under this Agreement, it shall give the other party prompt written notice of the force majeure with reasonably full particulars. Thereupon, the obligations of the notifying party, so far as they are affected by the force majeure, shall be suspended during, but not longer than, the continuance of the force majeure, and the notifying party agrees to use reasonable diligence to remove the force majeure as quickly as possible. This paragraph shall not relieve either party hereto for its obligations to expend sums of money or to indemnify the other party hereto, as provided elsewhere in this Agreement. The term "force majeure" as herein employed shall mean an act of God, strike, lockout or other industrial disturbance, act of the public enemy, war, blockade, public riot, lightning, fire, storm, flood, explosion, extreme weather conditions, or governmental restraint.

15.   INFORMATION CONFIDENTIAL:

Upon written request by the Partnership, information obtained by Contractor in the conduct of drilling operation on the Partnership Wells, including, but not limited to depth, formations penetrated, the results of coring, testing and surveying, shall be considered confidential and shall not be divulged by Contractor or its employees, to any person, firm or any corporation other than the Joint Venture's designated representative.

16.   ASSIGNMENT:

Neither party may assign this Agreement without the prior written consent of the other, and prompt notice of any such intent to assign shall be given to the other party. If any assignment is made that materially alters Contractor's financial burden, Contractor's compensation shall be adjusted to give effect to any increase or decrease in Contractor's operating costs.

17.   NOTICES AND PLACE OF PAYMENT:

All notices to be given with respect to this Agreement unless otherwise provided for shall be given to Contractor and to the Partnership respectively at the addresses hereinabove shown. All sums payable hereunder to Contractor shall be payable at the address hereinabove shown unless otherwise specified herein.


                                        BLUE RIDGE ENERGY, INC.



                                        By:     /s/ ROBERT D. BURR
                                                -------------------------------
                                                Robert D. Burr, President


                                        BLUE RIDGE GROUP, INC.



                                        By:     /s/ ROBERT D. BURR
                                                -------------------------------
                                                Robert D. Burr, President

                           EXHIBIT "1" TO EXHIBIT "D"

                                  MARCH 4, 1999

The primary investment objective of the Partnership is the acquisition of approximately a 30.00% Working Interest, which is approximately 18.75% of the Net Revenue Interest in five well sites out of fifteen to be drilled on the Harlan County Prospect and the production and sale of oil/gas therefrom. William
W. Kelley, Jr., an Independent Petroleum Geologist to the Managing General Partner, will select the five wells to be acquired by the Partnership. Mr. Kelley will utilize various criteria including production notes, sand thickness, sand porosity, sand permeability, and geographical location. The Harlan County Prospect consists of approximately 6,500 acres of oil and gas leases in Harlan County, Kentucky and the wells to be drilled thereon (the "Partnership Wells"). The Partnership Wells will be drilled to depths of approximately 6,000' or depths sufficient to test the Maxon Sand formation.

                           TURNKEY DRILLING CONTRACT

THIS AGREEMENT, is made and entered into as of 13th day of April, 1999 by and between the parties herein designated as "Partnership" and "Contractor."

          Partnership:      Cumberland Gap 10 Limited Partnership, Ltd.
          Address:          632 Adams Street, Suite 710
                            Bowling Green, Kentucky 42101

          Contractor:       Blue Ridge Energy, Inc.
          Address:          632 Adams Street, Suite 710
                            Bowling Green, Kentucky 42101

IN CONSIDERATION of the mutual promises, conditions and agreements herein contained, Partnership engages Contractor as an Independent Contractor to furnish the equipment, labor and services to drill, test, and complete its portion of ten Partnership Wells to be located in Harlan County, Kentucky, (referred to herein as "Partnership Wells") in search of oil and/or gas.

The Partnership will make the specified payments to Contractor in order (i) to obtain a price from Contractor for the drilling and completion of the Partnership Wells to a specified depth, (ii) to assure that Contractor will be available to drill, test and complete the subject Partnership Wells for the Partnership, (iii) to assure that Contractor will make available on a preferential basis sufficient drilling and completion apparatus needed to drill, test and complete the Partnership Wells at the earliest possible time, (iv) to obtain a preferential use of Contractor's services, and (v) to assure competent supervisory personnel are available in the drilling and completion of the ten Partnership Wells.

Contractor agrees to furnish all equipment, labor and services necessary for the drilling to the depth indicated herein and the completion of such Partnership Wells. Contractor agrees that the work to be conducted under the terms of this Agreement will be done with diligence and care in a good and workmanlike manner and agrees to provide competent supervision of the work performed hereunder. Unless specifically otherwise provided for herein, all the required equipment, services and labor are furnished for the price set forth herein.

1.    LOCATION OF PARTNERSHIP WELLS:

See Exhibit "1" attached hereto and made a part hereof.

2.    TERMINATION DATE:

Contractor agrees to use its best efforts to complete operations for the acquisition, drilling and testing of the ten Partnership Wells by March 31, 2000, and Contractor and the Partnership agree that time is of the essence under this Agreement.

3.    BASIS OF DETERMINING AMOUNTS PAYABLE TO CONTRACTOR:

Contractor shall be paid at the following rate for the work performed hereunder:

      "Drilling, Completing, and Equipping Price":         $1,411,200

4.    DEPTH:

Subject to the right of the Partnership to direct the stoppage of work at any time (as provided in paragraph 7), the Partnership Wells shall be drilled to the depth as specified in Exhibit "1" or to the depth at which the production casing (oil string) is set, whichever depth is first reached, which depth is hereinafter referred to as the "Contract Depth."

5.    TIME OF PAYMENT:

      5.1 Basis: Payment by the Partnership to the Contractor of the Drilling Price becomes due and payable upon the receipt by the Partnership of an invoice from the Contractor. Neither commencement nor completion of Contractor's performance shall be a condition precedent to this obligation to pay.

      5.2 Attorneys' Fees: If this Agreement is placed in the hands of an attorney for collection of any sums due hereunder, or suit is brought on same, or sums due hereunder are collected through bankruptcy or probate proceedings, then the Partnership agrees that there shall be added to the amount due reasonable attorneys' fees and costs.

6.    COMPLETION PROGRAM:

The Partnership shall determine whether Contractor shall set an oil string. In the event the Partnership directs that drilling operations cease and to abandon the five Partnership Wells, Contractor shall plug the Partnership Wells, remove all drilling apparatus from the well sites and the obligations of the parties hereunder shall cease. In the event the Partnership directs Contractor to set an oil string and makes timely payment to the Contractor of the completion price, Contractor shall commence the operations necessary to complete the Partnership Wells for commercial production, including the setting of an oil string and the acquisition, delivery and installation of a pump jack, holding tank and all other necessary equipment needed to extract and contain oil and/or gas from the Partnership Wells. If Contractor should enter into an assignment with another entity to undertake the Completion Program, Contractor may bill the Partnership, and the Partnership will pay for any completion costs over and above the Completion Price set forth herein.

7.    STOPPAGE OF WORK BY THE PARTNERSHIP:

Notwithstanding the provisions of paragraph 3 with respect to the depth to be drilled, the Partnership shall have the right to direct the stoppage of the work to be performed by the Contractor hereunder at any time prior to reaching the Contract Depth and even though Contractor has made no default hereunder. If the Partnership exercises its right to discontinue drilling a well, the Partnership will not receive a refund for any unused portion of the Drilling Price allocable to the discontinued well but the Partnership may direct Contractor to apply the unused portion of the Drilling Price to the intangible cost of another well that the Partnership shall specify. The unused portion of the Drilling Price will be determined as follows:

Contractor shall determine a sum equal to all the actual expenses reasonably and necessarily incurred up to the date the Partnership notified Contractor to discontinue drilling plus such additional expenses reasonably and necessarily incurred in order for Contractor to cease operations, including plugging and abandoning the hole, and dismantling the rig plus the sum of 15% of such total actual expenses. This sum shall be deducted from the Drilling Price of the Partnership Wells. The resulting difference shall be the unused portion of the price.

8.    REPORTS TO BE FURNISHED BY CONTRACTOR:

      8.1 Contractor shall keep and furnish to the Partnership an accurate record of the work performed and formations drilled on the IADC-API Daily Drilling Report form or other form acceptable to the Partnership. A legible copy of said form signed by Contractor's representative shall be furnished by Contractor to the Partnership.

      8.2 Delivery tickets, if requested by the Partnership, covering any material or supplies furnished by the Partnership shall be turned in each day with the daily drilling report. The quantity, description and condition of materials and supplies so furnished shall be checked by Contractor and such tickets shall be properly certified by Contractor.

9.    RESPONSIBILITY FOR A SOUND LOCATION:

Contractor shall prepare a sound location, adequate in size and capable of properly supporting the drilling rig. Contractor shall be responsible for a conductor pipe program adequate to prevent soil and subsoil washout. In the event subsurface conditions cause a cratering or shifting of the location surface, and loss or damage to the rig or its associated equipment results therefrom, the Partnership shall not be responsible for reimbursing Contractor for any such loss or damage including payment of work stoppage rate during repair and/or demobilization if applicable.

10.   RESPONSIBILITY FOR ROAD AND LOCATIONS:

Contractor agrees at all times to maintain roads to locations and each location in such a condition that will allow free access and movement to and from the drilling site in an ordinarily equipped highway type vehicle.

11.   PAYMENT OF CLAIMS:

Contractor agrees to pay all claims for labor, material, services and supplies to be furnished by Contractor hereunder, and agrees to allow no lien or charge to be fixed upon the lease, the Partnership Wells or other property of the Partnership or the land upon which said Partnership Wells are located.

12.   RESPONSIBILITY FOR LOSS OR DAMAGE:

      12.1 Contractor's Surface Equipment: Contractor shall assume liability at all times for damage to or destruction of Contractor's surface equipment, including but not limited to all drilling tools, machinery and appliances, for use above the surface, regardless of when or how such damage or destruction occurs.

      12.2 Contractor's In-Hole Equipment Basis: Contractor shall assume liability at all times for damage to or destruction of Contractor's in-hole equipment, including but not limited to drill pipe, drill collars and tool joints, and the Partnership shall be under no liability to reimburse Contractor for any such loss.

      12.3 Partnership's Equipment: The Partnership shall assume liability at all times for any defective equipment owned by it, including but not limited to casing, tubing, well head equipment, and Contractor shall be under no liability to reimburse the Partnership for any such loss or damage.

      12.4 Fire or Blow-Out: Should a fire or blowout occur or should the hole for any cause attributable to Contractor's operators be lost or damaged while Contractor is engaged in the performance of work hereunder, all such loss of or damage to the hole including cost of regaining control of a fire or blowout, shall be borne by Contractor; and if the hole is not in condition to be carried to the Contract Depth as herein provided, Contractor shall, if requested by the Partnership, commence a new hole without delay at Contractor's cost; and the drilling of the new hole shall be conducted under the terms and conditions of this Agreement in the same manner as though it were the first hole and Contractor shall be responsible for replacement of any casing lost in a junked and abandoned hole as well as the cost of preparing a new drill site for the new hole and the road thereto. In such case, Contractor shall not be entitled to any payment or compensation for expenditures made or incurred by Contractor on or in connection with the abandoned hole.

13.   NO WAIVER EXCEPT IN WRITING:

It is fully understood and agreed that none of the requirements of this Agreement shall be considered as waived by either party unless the same is done in writing, and then only by the persons executing this Agreement, or other duly authorized agent or representative of the party.

14.   FORCE MAJEURE:

If either party hereto is rendered unable, wholly or in part (and its performance hereunder is not rendered merely commercially impracticable) by force majeure to carry out its obligation under this Agreement, it shall give the other party prompt written notice of the force majeure with reasonably full particulars. Thereupon, the obligations of the notifying party, so far as they are affected by the force majeure, shall be suspended during, but not longer than, the continuance of the force majeure, and the notifying party agrees to use reasonable diligence to remove the force majeure as quickly as possible. This paragraph shall not relieve either party hereto for its obligations to expend sums of money or to indemnify the other party hereto, as provided elsewhere in this Agreement. The term "force majeure" as herein employed shall mean an act of God, strike, lockout or other industrial disturbance, act of the public enemy, war, blockade, public riot, lightning, fire, storm, flood, explosion, extreme weather conditions, or governmental restraint.

15.   INFORMATION CONFIDENTIAL:

Upon written request by the Partnership, information obtained by Contractor in the conduct of drilling operation on the Partnership Wells, including, but not limited to depth, formations penetrated, the results of coring, testing and surveying, shall be considered confidential and shall not be divulged by Contractor or its employees, to any person, firm or any corporation other than the Joint Venture's designated representative.

16.   ASSIGNMENT:

Neither party may assign this Agreement without the prior written consent of the other, and prompt notice of any such intent to assign shall be given to the other party. If any assignment is made that materially alters Contractor's financial burden, Contractor's compensation shall be adjusted to give effect to any increase or decrease in Contractor's operating costs.

17.   NOTICES AND PLACE OF PAYMENT:

All notices to be given with respect to this Agreement unless otherwise provided for shall be given to Contractor and to the Partnership respectively at the addresses hereinabove shown. All sums payable hereunder to Contractor shall be payable at the address hereinabove shown unless otherwise specified herein.


                                     BLUE RIDGE ENERGY, INC.

                                     By:     /s/ ROBERT D. BURR
                                             -----------------------------------
                                             Robert D. Burr, President

                                     CUMBERLAND GAP 10 LIMITED PARTNERSHIP, LTD.
                                     A KENTUCKY LIMITED PARTNERSHIP

                                     By:     Blue Ridge Energy, Inc.
                                             Managing General Partner


                                         By: /s/ ROBERT D. BURR
                                             -----------------------------------
                                                 Robert D. Burr, President

                           EXHIBIT "1" TO EXHIBIT "D"

                                 APRIL 13, 1999

The primary investment objectives of the Partnership are: (1) the acquisition of approximately a 30.00% Working Interest, which is approximately 23.00% of the Net Revenue Interest in ten well sites to be drilled on the Cumberland Gap 10 Prospect and the production and sale of oil/gas therefrom. The Cumberland Gap 10 Prospect consists of approximately 6,500 acres of oil and gas leases in Harlan County, Kentucky and the wells to be drilled thereon (the "Kentucky Partnership Wells"). The Kentucky Partnership Wells will be drilled to depths of approximately 6,000' or depths sufficient to test the Corniferous Sand formation and (2) the assignment of income from a 25% Working Interest which is an 18.75% Net Revenue Interest in the Colton Williams #44-1 Well ("Texas Well") to be drilled on the 960 acre Rocksprings Prospect in Edwards County. The Texas Well will be drilled to a depth of 7,000 feet or a depth sufficient to test the Holman Sands. There will be no cost to the Partnership for the assignment of income from the Colton Williams #44-1 well and the assignment of income is limited to when twice the partners' original capital contributions, or $3,600,000, is received by the Partners from the production of all Partnership wells.

                           TURNKEY DRILLING CONTRACT

THIS AGREEMENT, is made and entered into as of 13th day of April, 1999 by and between the parties herein designated as "Partnership" and "Contractor."

          Partnership:      Blue Ridge Energy, Inc.
          Address:          632 Adams Street, Suite 710
                            Bowling Green, Kentucky 42101

          Contractor:       Blue Ridge Group, Inc.
          Address:          632 Adams Street, Suite 700
                            Bowling Green, Kentucky 42101

IN CONSIDERATION of the mutual promises, conditions and agreements herein contained, Partnership engages Contractor as an Independent Contractor to furnish the equipment, labor and services to drill, test, and complete its portion of ten Partnership Wells to be located in Harlan County, Kentucky, (referred to herein as "Partnership Wells") in search of oil and/or gas.

The Partnership will make the specified payments to Contractor in order (i) to obtain a price from Contractor for the drilling and completion of the Partnership Wells to specified depths, (ii) to assure that Contractor will be available to drill, test and complete the subject Partnership Wells for the Partnership, (iii) to assure that Contractor will make available on a preferential basis sufficient drilling and completion apparatus needed to drill, test and complete the Partnership Wells at the earliest possible time, (iv) to obtain a preferential use of Contractor's services, and (v) to assure competent supervisory personnel are available in the drilling and completion of the ten Partnership Wells.

Contractor agrees to furnish all equipment, labor and services necessary for the drilling to the depth indicated herein and the completion of such Partnership Wells. Contractor agrees that the work to be conducted under the terms of this Agreement will be done with diligence and care in a good and workmanlike manner and agrees to provide competent supervision of the work performed hereunder. Unless specifically otherwise provided for herein, all the required equipment, services and labor are furnished for the price set forth herein.

1.    LOCATION OF PARTNERSHIP WELLS:

See Exhibit "1" attached hereto and made a part hereof.

2.    TERMINATION DATE:

Contractor agrees to use its best efforts to complete operations for the acquisition, drilling and testing of the Partnership Wells by March 31, 2000, and Contractor and the Partnership agree that time is of the essence under this Agreement.

3.    BASIS OF DETERMINING AMOUNTS PAYABLE TO CONTRACTOR:

Contractor shall be paid at the following rate for the work performed hereunder:

      "Drilling, Completing, and Equipping Price":         $1,125,000

4.    DEPTH:

Subject to the right of the Partnership to direct the stoppage of work at any time (as provided in paragraph 7), the Partnership Wells shall be drilled to the depth as specified in Exhibit "1" or to the depth at which the production casing (oil string) is set, whichever depth is first reached, which depth is hereinafter referred to as the "Contract Depth."

5.    TIME OF PAYMENT:

      5.1 Basis: Payment by the Partnership to the Contractor of the Drilling Price becomes due and payable upon the receipt by the Partnership of an invoice from the Contractor. Neither commencement nor completion of Contractor's performance shall be a condition precedent to this obligation to pay.

      5.2 Attorneys' Fees: If this Agreement is placed in the hands of an attorney for collection of any sums due hereunder, or suit is brought on same, or sums due hereunder are collected through bankruptcy or probate proceedings, then the Partnership agrees that there shall be added to the amount due reasonable attorneys' fees and costs.

6.    COMPLETION PROGRAM:

The Partnership shall determine whether Contractor shall set an oil string. In the event the Partnership directs that drilling operations cease and to abandon the five Partnership Wells, Contractor shall plug the Partnership Wells, remove all drilling apparatus from the well sites and the obligations of the parties hereunder shall cease. In the event the Partnership directs Contractor to set an oil string and makes timely payment to the Contractor of the completion price, Contractor shall commence the operations necessary to complete the Partnership Wells for commercial production, including the setting of an oil string and the acquisition, delivery and installation of a pump jack, holding tank and all other necessary equipment needed to extract and contain oil and/or gas from the Partnership Wells. If Contractor should enter into an assignment with another entity to undertake the Completion Program, Contractor may bill the Partnership, and the Partnership will pay for any completion costs over and above the Completion Price set forth herein.

7.    STOPPAGE OF WORK BY THE PARTNERSHIP:

Notwithstanding the provisions of paragraph 3 with respect to the depth to be drilled, the Partnership shall have the right to direct the stoppage of the work to be performed by the Contractor hereunder at any time prior to reaching the Contract Depth and even though Contractor has made no default hereunder. If the Partnership exercises its right to discontinue drilling a well, the Partnership will not receive a refund for any unused portion of the Drilling Price allocable to the discontinued well but the Partnership may direct Contractor to apply the unused portion of the Drilling Price to the intangible cost of another well that the Partnership shall specify. The unused portion of the Drilling Price will be determined as follows:

Contractor shall determine a sum equal to all the actual expenses reasonably and necessarily incurred up to the date the Partnership notified Contractor to discontinue drilling plus such additional expenses reasonably and necessarily incurred in order for Contractor to cease operations, including plugging and abandoning the hole, and dismantling the rig plus the sum of 15% of such total actual expenses. This sum shall be deducted from the Drilling Price of the Partnership Wells. The resulting difference shall be the unused portion of the price.

8.    REPORTS TO BE FURNISHED BY CONTRACTOR:

      8.1 Contractor shall keep and furnish to the Partnership an accurate record of the work performed and formations drilled on the IADC-API Daily Drilling Report form or other form acceptable to the Partnership. A legible copy of said form signed by Contractor's representative shall be furnished by Contractor to the Partnership.

      8.2 Delivery tickets, if requested by the Joint Venture, covering any material or supplies furnished by the Partnership shall be turned in each day with the daily drilling report. The quantity, description and condition of materials and supplies so furnished shall be checked by Contractor and such tickets shall be properly certified by Contractor.

9.    RESPONSIBILITY FOR A SOUND LOCATION:

Contractor shall prepare a sound location, adequate in size and capable of properly supporting the drilling rig. Contractor shall be responsible for a conductor pipe program adequate to prevent soil and subsoil washout. In the event subsurface conditions cause a cratering or shifting of the location surface, and loss or damage to the rig or its associated equipment results therefrom, the Partnership shall not be responsible for reimbursing Contractor for any such loss or damage including payment of work stoppage rate during repair and/or demobilization if applicable.

10.   RESPONSIBILITY FOR ROAD AND LOCATIONS:

Contractor agrees at all times to maintain roads to locations and each location in such a condition that will allow free access and movement to and from the drilling site in an ordinarily equipped highway type vehicle.

11.   PAYMENT OF CLAIMS:

Contractor agrees to pay all claims for labor, material, services and supplies to be furnished by Contractor hereunder, and agrees to allow no lien or charge to be fixed upon the lease, the Partnership Wells or other property of the Partnership or the land upon which said Partnership Wells are located.

12.   RESPONSIBILITY FOR LOSS OR DAMAGE:

      12.1 Contractor's Surface Equipment: Contractor shall assume liability at all times for damage to or destruction of Contractor's surface equipment, including but not limited to all drilling tools, machinery and appliances, for use above the surface, regardless of when or how such damage or destruction occurs.

      12.2 Contractor's In-Hole Equipment Basis: Contractor shall assume liability at all times for damage to or destruction of Contractor's in-hole equipment, including but not limited to drill pipe, drill collars and tool joints, and the Partnership shall be under no liability to reimburse Contractor for any such loss.

      12.3 Partnership's Equipment: The Partnership shall assume liability at all times for any defective equipment owned by it, including but not limited to casing, tubing, well head equipment, and Contractor shall be under no liability to reimburse the Partnership for any such loss or damage.

      12.4 Fire or Blow-Out: Should a fire or blowout occur or should the hole for any cause attributable to Contractor's operators be lost or damaged while Contractor is engaged in the performance of work hereunder, all such loss of or damage to the hole including cost of regaining control of a fire or blowout, shall be borne by Contractor; and if the hole is not in condition to be carried to the Contract Depth as herein provided, Contractor shall, if requested by the Partnership, commence a new hole without delay at Contractor's cost; and the drilling of the new hole shall be conducted under the terms and conditions of this Agreement in the same manner as though it were the first hole and Contractor shall be responsible for replacement of any casing lost in a junked and abandoned hole as well as the cost of preparing a new drill site for the new hole and the road thereto. In such case, Contractor shall not be entitled to any payment or compensation for expenditures made or incurred by Contractor on or in connection with the abandoned hole.

13.   NO WAIVER EXCEPT IN WRITING:

It is fully understood and agreed that none of the requirements of this Agreement shall be considered as waived by either party unless the same is done in writing, and then only by the persons executing this Agreement, or other duly authorized agent or representative of the party.

14.   FORCE MAJEURE:

If either party hereto is rendered unable, wholly or in part (and its performance hereunder is not rendered merely commercially impracticable) by force majeure to carry out its obligation under this Agreement, it shall give the other party prompt written notice of the force majeure with reasonably full particulars. Thereupon, the obligations of the notifying party, so far as they are affected by the force majeure, shall be suspended during, but not longer than, the continuance of the force majeure, and the notifying party agrees to use reasonable diligence to remove the force majeure as quickly as possible. This paragraph shall not relieve either party hereto for its obligations to expend sums of money or to indemnify the other party hereto, as provided elsewhere in this Agreement. The term "force majeure" as herein employed shall mean an act of God, strike, lockout or other industrial disturbance, act of the public enemy, war, blockade, public riot, lightning, fire, storm, flood, explosion, extreme weather conditions, or governmental restraint.

15.   INFORMATION CONFIDENTIAL:

Upon written request by the Partnership, information obtained by Contractor in the conduct of drilling operation on the Partnership Wells, including, but not limited to depth, formations penetrated, the results of coring, testing and surveying, shall be considered confidential and shall not be divulged by Contractor or its employees, to any person, firm or any corporation other than the Partnership designated representative.

16.   ASSIGNMENT:

Neither party may assign this Agreement without the prior written consent of the other, and prompt notice of any such intent to assign shall be given to the other party. If any assignment is made that materially alters Contractor's financial burden, Contractor's compensation shall be adjusted to give effect to any increase or decrease in Contractor's operating costs.

17.   NOTICES AND PLACE OF PAYMENT:

All notices to be given with respect to this Agreement unless otherwise provided for shall be given to Contractor and to the Partnership respectively at the addresses hereinabove shown. All sums payable hereunder to Contractor shall be payable at the address hereinabove shown unless otherwise specified herein.


                                        BLUE RIDGE ENERGY, INC.



                                        By:     /s/ ROBERT D. BURR
                                                -------------------------------
                                                Robert D. Burr, President


                                        BLUE RIDGE GROUP, INC.



                                        By:     /s/ ROBERT D. BURR
                                                -------------------------------
                                                Robert D. Burr, President

                           EXHIBIT "1" TO EXHIBIT "D"

                                 APRIL 13, 1999

The primary investment objectives of the Partnership are: (1) the acquisition of approximately a 30.00% Working Interest, which is approximately 23.00% of the Net Revenue Interest in ten well sites to be drilled on the Cumberland Gap 10 Prospect and the production and sale of oil/gas therefrom. The Cumberland Gap 10 Prospect consists of approximately 6,500 acres of oil and gas leases in Harlan County, Kentucky and the wells to be drilled thereon (the "Kentucky Partnership Wells"). The Kentucky Partnership Wells will be drilled to depths of approximately 6,000' or depths sufficient to test the Corniferous Sand formation and (2) the assignment of income from a 25% Working Interest which is an 18.75% Net Revenue Interest in the Colton Williams #44-1 Well ("Texas Well") to be drilled on the 960 acre Rocksprings Prospect in Edwards County. The Texas Well will be drilled to a depth of 7,000 feet or a depth sufficient to test the Holman Sands. There will be no cost to the Partnership for the assignment of income from the Colton Williams #44-1 well and the assignment of income is limited to when twice the partners' original capital contributions, or $3,600,000, is received by the Partners from the production of all Partnership wells.

                                 NOLAND COMPANY

                           DRILLING EQUIPMENT BRANCH

                    DRILL RIG - QUOTATION AND BUYER'S ORDER



QUOTATION AND/OR CONTRACT NO.
                              --------------------------------------------------
DATE:  February 6, 1998
      -------------------------
NOLAND REPRESENTATIVE  Charles H. Powell
                      ----------------------------------------------------------

QUOTED TO (BUYER):
NAME     Blue Ridge Group
     ---------------------------------------------------------------------------
ADDRESS  632 Adams Street Suite #700
        ------------------------------------------------------------------------
CITY     Bowling Green     STATE   KY    ZIP  42101
     --------------------        -------     -----------------------------------
PHONE NUMBER   502-842-2421
             -------------------------------------------------------------------

SELLER:


         NOLAND COMPANY
         2227 SHENANDOAH AVENUE, N.W.
         ROANOKE, VA 24017
         (703) 982-8001

                        NO LIABILITY INSURANCE INCLUDED



I.       WE ARE PLEASED TO QUOTE ON THE WITHIN STATED EQUIPMENT:

         Rig:  Ingersoll-Rand RD-20   S/N
              ----------------------      --------------------------------------
         Drill Mounted On  CMC 4 Axle Carrier
                          ------------------------------------------------------
         Other (Specify)                     S/N
                         -------------------     -------------------------------
         Compressor  Ingersoll-Rand HR 2.5               1250   CFM@  350   PSI
                    ----------------------------------- ------       ------
         Power Unit  Cummins QSK 19C 700 Horsepower @ 1800 RPM
                    ------------------------------------------------------------
         Vehicle Identification No.  New Equipment - VIN # will be provided when
                                    --------------------------------------------
         available
         -----------------------------------------------------------------------

         -----------------------------------------------------------------------




         7/95                                                        Page 1 of 6

         WITH FOLLOWING EXTRA EQUIPMENT:                       Yes      No

         Optional Truck  4 Axle CMC Carrier                    [ ]      [ ]
                        ----------------------------------
         Optional Compressor  I - R 1250 / 350                 [X]      [ ]
                             -----------------------------
         Air Line Lubricator    60 gal                         [X]      [ ]
                             -----------------------------
         Air Pressure Regulator                                [X]      [ ]
                                --------------------------
         Heavy Hoist Package  110,000 Lb Pullback              [X]      [ ]
                             -----------------------------
         Hot Box Pre-Heater   Diesel Fired                     [X]      [ ]
                            ------------------------------
         Water Injection System   25 gpm                       [X]      [ ]
                                --------------------------
         Night Lighting                                        [X]      [ ]
                        ----------------------------------
         Water Mud Pump                                        [ ]      [X]
                        ----------------------------------
         Petol Wrench                                          [X]      [ ]
                      ------------------------------------
         Table Bushing 4 1/2" Solid                            [X]      [ ]
                                    ----------------------
         Table Bushing Split 5 3/8"                            [ ]      [X]
                                    ----------------------
         4 1/2" x 9 1/2" Spindle Sub                           [ ]      [X]
                                     ---------------------
         4 1/2" x 24" Spindle Sub                              [ ]      [X]
                                  ------------------------
         4 1/2" x 48" Spindle Sub                              [X]      [ ]
                                  ------------------------
         Drill Steel                                           [ ]      [X]
                     -------------------------------------
         Hammer                                                [ ]      [X]
                ------------------------------------------
         Hammer Bits                                           [ ]      [X]
                     -------------------------------------
         Stabilizer                                            [ ]      [X]
                    --------------------------------------
         4 1/2" x 3 1/2" Bit Sub Reg. API                      [ ]      [X]
                                          ----------------
         Roller Bits                                           [ ]      [X]
                     -------------------------------------
         Auxiliary 175 Gallon Fuel or Water Tank               [ ]      [X]
                                                 ---------
         Rapid Travel Kit                                      [ ]      [X]
                          --------------------------------
         6 1/4" Bit Basket                                     [X]      [ ]
                          --------------------------------
         8" Bit Basket                                         [X]      [ ]
                       -----------------------------------
         10" Bit Basket                                        [ ]      [X]
                        ----------------------------------



7/95                                                                 Page 2 of 6

                                                               YES      NO
         Hammer Sub 3 1/2" API Box & Pin 18" Long              [ ]      [X]
                                                  --------
         Includes Hammer breakout tools for                    [X]      [ ]
                                            --------------
         6" and 8" Hammers                                     [X]      [ ]
                          --------------------------------
         Special Paint                                         [ ]      [ ]
                       -----------------------------------
                                                               [ ]      [ ]
         -------------------------------------------------

                                          Total Quoted Price   $741,000.00
                                                             ------------------
                                                   Sales Tax
                                                             ------------------
                                                       Total
                                                             ------------------


II.      DESCRIPTION OF TRADE-IN:

         Year  1989    Make  I-R T4WLT
              -------       ---------------------------------------------------
         Model No.  900/350 Long Derrick     RIG S/N  3057
                   -------------------------         --------------------------
         Power Unit  KT-19 Cumming   Compressor  I-R HR2 900  CFM@  350    PSI
                    ----------------            -------------      ------
         Drill Mounted On:  Year 1986  Make  Pettibone
                           -----------      -----------------------------------
         Model  Crane Carrier Chassis Vehicle I.D.# 2P9428HC2F0002513
               ----------------------               ---------------------------
         Truck Engine  Detroit 6-71
                      ---------------------------------------------------------
         Water Injection  25 gpm Cast        DHD Lube  50 gal
                         -------------------          -------------------------
         Rotary Head  2-Motor Spur
                     ----------------------------------------------------------

III.     PAYMENT AND DELIVERY AGREEMENTS:

         Quoted Price (Excluding Taxes and Titling Fees):      $   741,000.00
                                                                ---------------
                           (A) State Sales Tax:                $
                                                                ---------------
                           (B) Local Sales Tax:                $
                                                                ---------------

                           Less:

                           (A) Trade-In Allowance:             $
                                                                ---------------
                           (B) Lease Conversion:               $
                                                                ---------------
                           (C) Deposit With Order:             $
                                                                ---------------

                                    BALANCE DUE:      $
                                                       -----------------
                                    (Plus other fees as itemized on page 4)

                           Terms of Sale:
                           [ ] Cash on Delivery    [X] To be financed by
                                                                         ------
                                                       Center Capital
                                                       ------------------------

Any applicable sales taxes will be added. /s/ CHP
                                              2/6/98



7/95                                                                 Page 3 of 6

Additional Amount to be Collected For:

Registration Fee            $ N/A              Title Fee $ N/A
                             -----                        -----

Uninsured Motor Vehicle Fee $ N/A             Other Fees $ N/A
                             -----                        -----

         Amount of processing fee charged, if any. If no processing fee is charged, please indicate "none": none
                                         ---------------------------------

         Local dealer's business license tax:     none
                                             -----------------------------

         Delivery Terms F.O.B.
            Eastern Kentucky
         -----------------------------------------------------------------

IV.      ADDITIONAL TERMS AND CONDITIONS:

         In the event the foregoing quotation and its terms and conditions are acceptable to the Buyer, then it is the intent and agreement of Buyer and Noland Company ("Seller") that this document shall become a contract and subject to the additional terms and conditions as follows:

a. Unless otherwise provided herein, the prices quoted apply to this quotation only, are subject to change without notice prior to acceptance, are based upon current market costs, are subject to any applicable manufacturer price escalation and, except where noted, do not include shipping or transportation charges. Any change in quantities, delivery dates, handling or destination may incur a price adjustment. Federal, state or local applicable taxes or titling charges are not a part of the quoted price and are the responsibility of the Buyer. It is the responsibility of the Buyer to provide the proper authorities or certificates whenever a tax exempt status is claimed.

b. Terms of sale are cash unless otherwise provided herein. The title and right to possession of the machinery and materials quoted herein and any replacements or substitutions shall remain with the Seller until all amounts due are fully paid and, if financing is provided by the Seller, a security interest is hereby granted until full remittance is made for all negotiated documents including specified late charges, interest, collection and attorney's fees, etc.

c. If Seller arranges financing for this purchase, the following notice is applicable: "This sale is conditioned upon approval of buyer's proposed retail installment sale contract as submitted to or through the Seller. If that proposed retail installment sale contract is not approved under the terms agreed to with the Seller, the buyer may cancel this sale and any down payment and/or trade-in submitted by the buyer will be returned to the buyer, provided that any vehicle delivered to the buyer by the Seller pursuant to this agreement is returned to the Seller in the


7/95                                                                 Page 4 of 6
         same condition as delivered to the buyer, normal wear and tear excepted, within twenty-four hours of written or oral notice to the buyer of the credit denial".

d. Seller shall not be responsible for delay caused by fires or other casualties, strikes, lockouts, differences with workmen, accidents, war insurrections, government regulations, delay in transportation, delay by suppliers of materials, or contingencies beyond its control. Receipt of the machinery or materials covered by this contract from a common carrier shall constitute an acceptance and release or waiver of any responsibility on the part of the Seller for damages in transit or loss due to delay in delivery.

e. Seller does not manufacture the goods it sells but will pass on to the buyer, to the extent possible, all benefits realized under whatever warranty, if any, which may be extended by the manufacturer of the goods sold. Seller hereby disclaims any and all warranties, expressed or implied, including but not limited to the warranties of merchantability and fitness for a particular purpose or any warranties arising from a course of dealing or usage of trade. No employee of Seller is authorized to make or assume any warranty, liability or responsibility with regard to the goods on behalf of Seller.

f. When material defects are discovered, Buyer shall comply with all requirements of any applicable manufacturer's warranty before proceeding with replacement or repairs. The goods are sold "as is" and the Seller assumes no liability in the event the goods are defective in any way. Seller shall not be liable under any circumstances for consequential, special or punitive damages, or lost profits arising from faulty installation, application or operation by Buyer; or those caused by defective goods and any attendant labor, repairs, or other expense incident to their removal and replacement; or on account of the use or resale of goods.

g. On refurbished or used equipment, no warranties are stated or implied by the Seller except as otherwise noted in writing. The Seller has no liability for damage or failure due to negligence, misuse, accident, improper operation, improper application or installation caused by the Buyer. On components manufactured by others and contained on refurbished or used equipment, Seller assigns to the Buyer, to the extent assignable, the manufacturer's standard warranty and any transferrable extended warranties which may be in effect.

         The Buyer shall pay all expenses of removal, installation and/or transportation costs to and from the location where warranty service is performed. Such repair on replacement shall be done at the soonest practical time. Defective goods will be returned within 10 days to Seller, freight prepaid, for inspection and credit if applicable. Under no circumstances will Seller be liable for incidental or consequential damages.

h. Cancellation of this quotation/buyer's order or any other failure of buyer to consummate the purchase contemplated hereby for any reason other than Seller's failure to give final acceptance of this quotation/buyer's order will result in forfeiture of any deposit paid to Seller and liability for any damages exceeding the deposit amount.

i. All contracts or agreements are subject to the approval of the Seller's corporate headquarters, to be indicated by the written acceptance of an authorized agent of the Seller. This agreement shall become effective on the date and at the place of such acceptance.

j. THIS QUOTATION WILL EXPIRE UNLESS ACCEPTED ON OR BEFORE THE ___ DAY (OR IF THIS BLANK IS NOT FILLED IN, THE SEVENTH DAY) FOLLOWING THE DATE SET FORTH ON THE FIRST PAGE HEREOF, AND IN ANY EVENT IS SUBJECT TO RECEIPT BY SELLER OF SATISFACTORY CREDIT INFORMATION AND CREDIT APPROVAL.

k. Seller makes no warranty that the description or performance of equipment contained herein conforms to any plans, specifications or requirements of Buyer, who is cautioned to compare this quotation with actual specified requirements to avoid error. Seller assumes no responsibility for any addenda and/or alternates unless expressly stated in this quotation. Any alternate offered is based on Seller's interpretation of the specifications and Buyers is cautioned to carefully compare the alternate with actual requirements.

                                   SUBMITTED BY: NOLAND COMPANY

                                   By:  /s/ CHARLES H. POWELL
                                       ------------------------

                                   Title: Sales Representative
                                         ----------------------


THE FOREGOING QUOTATION IS HEREBY ACCEPTED AS A CONTRACT THIS 6th day of FEBRUARY, 1998, SUBJECT TO FURTHER ACCEPTANCE OF THE SELLER, AND BUYER ACKNOWLEDGES RECEIPT OF A COPY OF THIS CONTRACT.


                                   BUYER: /s/ BLUE RIDGE GROUP
                                         ----------------------
                                   (Print full corporate,
                                   partnership or individual name)

                                   By: /s/ [ILLEGIBLE]
                                      -------------------------
                                   Title:  Vice President
                                         ----------------------


FINAL ACCEPTANCE:
NOLAND COMPANY



Title:
      ----------------------
Date:
      ----------------------
                                                                          2/6/98

                                  BILL OF SALE

COMMONWEALTH OF KENTUCKY,  )
County of Warren           )

     That Blue Ridge Group, Inc. of the County and Commonwealth aforesaid, for and in consideration of the sum of Four Hundred Ninety Five Thousand and no/xx Dollars as applied to the sale of an Ingersoll Rand T-4 Drilling Rig by Blue Ridge Group, Inc. of 632 Adams Street, Ste. 700, Bowling Green, Kentucky 42101 to Blue Ridge Energy, Inc. of 632 Adams Street, Ste. 710, Bowling Green, Kentucky 42101, the receipt for which is hereby acknowledged, have BARGAINED, SOLD AND DELIVERED, and by these presents do BARGAIN, SELL and DELIVER unto the said Blue Ridge Energy, Inc. of 632 Adams Street, Ste. 710 Bowling Green, Kentucky 42101, the following described personal property in Warren County, Kentucky, to-wit:

        Ingersoll Rand T-4 Drilling Rig, Serial #29801

And we do hereby bind ourselves and our heirs, executors, administrators and assigns, to forever WARRANT and DEFEND to title to the said property unto the said Blue Ridge Energy, Inc. of 632 Adams Street, Ste. 710, Bowling Green, Kentucky 42101, and its heirs, executors, administrators and assigns, against every person whomsoever lawfully claiming, or to claim the same, or any part thereof.

     WITNESS my hand at Bowling Green, Kentucky, this 30th day of June, 1999. 1999.

BLUE RIDGE GROUP, INC.                    BLUE RIDGE ENERGY, INC.

By: /s/ GREGORY B. SHEA                   By: /s/ JAMES T. COOK, JR.
   -----------------------------------       -----------------------------------
   Gregory B. Shea, Sr. Vice President       James T. Cook, Jr. Vice President

                                 PROMISSORY NOTE

   $126,000.00                         Bowling Green, Kentucky
                                       June 30, 1996

     FOR VALUE RECEIVED, the undersigned promises to pay to the order of Blue Ridge Group, Inc. the principal sum of One Hundred Twenty Six Thousand AND no/100 ($126,000.00) with interest from date at the rate of 8% per annum on the unpaid balance until paid. The entire principal balance and all accrued interest shall be payable on the 30th day of September, 1996.

     Privilege is reserved to prepay at any time, without premium or fee, or any penalty whatsoever the entire indebtedness or any part thereof at any time prior to maturity.

     If any deficiency in the payment of this note is not made on the due date, the entire principal balance plus accrued interest shall at once become due and payable without notice at the option of the Holders/Payees.

     In the event of foreclosure or collection proceedings, the undersigned shall reimburse the Holders/Payees for all reasonable attorney fees and court costs as permitable by the Kentucky Revised Statutes.

     This note shall not be assumed without the prior written consent of the Holders/Payees, nor the financing assumed by anyone without the consent of the Holders/Payees.

     The undersigned shall be bound and waives presentment for payment, demand, protest, and notice of demand, protest and nonpayment.


                                       /s/ JAMES T. COOK, JR.
                                       ------------------------------------
                                       Blue Ridge Energy, Inc.

August 31, 1998

Blue Ridge Group, Inc.
632 Adams Street, Suite 710
Bowling Green, KY 42101

Dear Mr. Burr:

     When executed by you, this letter shall serve as an agreement by and between Blue Ridge Energy, Inc., (herein "Energy") and Blue Ridge Group, Inc. (herein "Group") regarding the acquisition by Energy of a 25% Working Interest in up to fifty (50) oil and gas wells located in the Appalachian Basin as well as the acquisition of drilling rigs and ancillary equipment to drill oil and gas wells. Our agreement with respect to these acquisitions is as follows:

1: Group intends to locate, drill and develop up to fifty (50) wells in the Appalachian Basin. Energy will purchase a 25% Working Interest resulting in an 18.75% Net Revenue Interest in each well located, drilled and developed for $55,000.

2: Energy intends to acquire drilling rigs and related equipment for ongoing operations in the Appalachian Basin. Group may sell to Energy, at historical cost any excess drilling rigs and equipment in its possession that would suit Energy's ongoing needs.

3: In order to facilitate the foregoing, Energy agrees to extend a line of credit of $1,500,000 to Group for a period of one year from which Group may draw funds as required. Group will pay interest of 12% per annum on all outstanding balances under this arrangement. Amounts due under this line of credit will be repaid as funds generated by Group's operations become available, by the sale of drilling rigs and equipment to Energy and/or by the exchange of 25% Working Interest in oil and gas wells located in the Appalachian Basin at a rate of $55,000 per 25% Working Interest conveyed.

If the foregoing fully describes your understanding of the agreement between Blue Ridge and Premier, please acknowledge your assent to the terms and conditions hereof by signing in the space provided below.

                                       Truly Yours,


                                       /s/ JAMES T. COOK, JR.
                                       James T. Cook, Jr.
                                       Sr. Vice President-Finance

Agreed and accepted this 31st day
August, 1998 by Blue Ridge Energy, Inc.

/s/ ROBERT D. BURR
-----------------------------------

By: Robert D. Burr
    --------------
Its: President
     ---------

                          MANAGEMENT SERVICES CONTRACT

September 30, 1996

Blue Ridge Group, Inc. hereby agrees to provide Blue Ridge Energy, Inc. with the following services:

    1.   General Management
    2.   Administration
    3.   Financial and Accounting Records
    4.   Tax and Audit Preparation

As compensation for these services Blue Ridge Group, Inc. will receive a monthly fee of $20,000.00 on the 30th day of the month in which such services are performed. This contract will continue in force indefinitely or until such time as it is terminated by either party with a 30 day written notice.

Agreed to and Accepted by:             Agreed to and Accepted by:
Blue Ridge Group, Inc.                 Blue Ridge Energy, Inc.

/s/ ROBERT D. BURR                     /s/ JAMES T. COOK, JR.
-----------------------------------    ------------------------------------

                                     WARRANT

THIS WARRANT AND THE SHARES OF COMMON STOCK PURCHASABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS, UNLESS THE HOLDER OF THIS WARRANT AND/OR SHARES DELIVERS TO THE COMPANY AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

                            BLUE RIDGE ENERGY, INC.

                          COMMON STOCK PURCHASE WARRANT
                             Expiring June 30, 2001

THIS CERTIFIES THAT, for value received, Blue Ridge Group, Inc. (the "Warrant Holder"), at any time and from time to time on any Business Day on or prior to 5:00 p.m., Central Time, on June 30, 2001 (the "Expiration Date") is entitled to subscribe for and purchase from BLUE RIDGE ENERGY, INC., a Nevada corporation (the "Company"), 2,000,000 shares of Common Stock at a price per share equal to the Exercise Price.

1. CERTAIN DEFINITIONS

The following terms, as used herein, have the following meanings:

     "Business Day" means any day except a Saturday, Sunday, or other day on which commercial banks in Bowling Green, Kentucky, are authorized by law to close.

     "Commission" means the Securities and Exchange Commission.

     "Common Stock" means the Company's currently authorized common stock, $.01 par value, and stock of any other class or other consideration into which such currently authorized common stock may hereafter have been changed.

     "Exercise Price" means Five cents ($0.05) per share.

     "Securities Act" means the Securities Act of 1933, or any successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect a the time.

     "Warrant Shares" means the 2,000,000 shares of Common Stock issued or issuable upon exercise for this Warrant.

2. EXERCISE OF WARRANT

The Warrant Holder or its assignee may exercise this Warrant, in whole or in part, at any time or from time to time on any Business Day prior to the Expiration Date, by delivering to the Company a duly executed notice (a "Notice of Exercise") in the form of Exhibit A hereto and by payment to the Company of the Exercise Price per Warrant Share by cashier's check in an amount equal to the product of (I) the Exercise Price time (ii) the number of Warrant Shares as to which this warrant is being exercised.

As soon as reasonably practicable but not later than twenty Business Days after the Company shall have received such Notice of Exercise and payment, the Company shall execute and deliver certificates representing the number of shares of Common Stock specified in such Notice of Exercise, issued in the name of the Warrant Holder. This Warrant shall be deemed to have been exercised and such share certificate or certificates shall be deemed to have been issued, and such Warrant Holder shall be deemed for all purposes to have become a holder of record of shares of Common Stock, as of the first Business Day after the date that such Notice of Exercise and payment shall has been received by the Company.

The Warrant Holder shall surrender this Warrant Certificate to the Company when it delivers the Notice of Exercise, and in the event of a partial exercise of the Warrant, the Company shall execute and deliver to the Warrant Holder, at the time the Company delivers the share certificate or certificates issued pursuant to such Notice of Exercise, a new Warrant Certificate for the unexercised balance of the Warrant.

Each Certificate for Warrant Shares issued upon exercise of this Warrant, unless at the time of exercise such Warrant Shares are registered under the Securities Act, shall bear the following legend:

          THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS, UNLESS THE HOLDER OF THE SHARES DELIVERS TO THE COMPANY AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

Any certificate for Warrant Shares issued at any time in exchange or substitution for any certificate bearing such legend shall also bear such legend unless, in the written opinion of counsel, which counsel and opinion shall be reasonably accepted to the Company, the Warrant Shares represented thereby need no longer be subject to restrictions on resale under the Securities Act.

The Company shall not be required to issue fractions of shares of Common Stock upon an exercise of the Warrant. If any fraction of a share would, but for this restriction, be issuable upon an exercise of the Warrant, in lieu of delivering such fractional share, the Company shall pay to the Warrant Holder, in cash, an amount equal to the same fraction times the Closing Price on the trading day immediately prior to the date -of such exercise.

3. INVESTMENT REPRESENTATION

By accepting the Warrant, the Warrant Holder represents that he is acquiring the Warrant for his own account for investment purposes and not with the view to any sale or distribution, and that the Warrant Holder will not offer, sell or otherwise dispose of the Warrant or the Warrant Shares except under circumstances as will not result in a violation of applicable securities laws.

4. VALIDITY OF WARRANT AND ISSUANCE OF SHARES

The Company represents and warrants that this Warrant has been duly authorized and is validly issued.

The Company further represents and warrants that on the date hereof it duly authorized and reserved, and the Company hereby agrees that it will at all times until the Expiration Date have duly authorized and reserved, such number of shares of Common Stock as will be sufficient to permit the exercise in full of the Warrant, and that all such shares are and will be duly authorized and, when issued upon exercise of the Warrant, will be validly issued, fully paid and non-assessable, and free and clear of all security interests, claims, liens, equities and other encumbrances.

5. ADJUSTMENTS

The Exercise Price in effect at any time, and the number of Warrant Shares that may be purchased upon any exercise of the Warrant, shall be subject to change or adjustment as follows:

     (a) Common Stock Reorganization. If the Company shall subdivide its outstanding shares of Common Stock into a greater number of shares, by way of stock split, stock dividend or otherwise, or consolidate its outstanding shares of Common Stock into a smaller number of shares (any such event being herein call a "Common Stock Reorganization"), then (I) the Exercise Price shall be adjusted, effective immediately after the effective date of such Common Stock Reorganization, to a price determined by multiplying the Exercise Price in effect immediately prior to such effective date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such effective date before giving effect to such Common Stock Reorganization and the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such Common Stock Reorganization, and (ii) the number of shares of Common Stock subject to purchase upon exercise of this Warrant shall be adjusted, effective at such time, to a number determined by multiplying the number of shares of Common Stock subject to purchase immediately before such Common Stock Reorganization by a fraction, the numerator of which shall be the number of shares outstanding after giving effect to such Common Stock Reorganization and the denominator of which shall be the number of shares of Common Stock outstanding immediately before giving effect to such Common Stock Reorganization.

     (b) Capital Reorganization. If there shall be any consolidation or merger to which the Company is a party, other than a consolidation or a merger of which the company is the surviving corporation and which does not result in any reclassification of, or change (other than a Common Stock Reorganization) in, outstanding shares of Common Stock, or any sale or conveyance of the property of the company as an entirety or substantially as an entirety, or any recapitalization of the Company (any such event being called a "Capital Reorganization"), then, effective upon the effective date of such Capital Reorganization, the Warrant holder shall no longer have the right to purchase Common Stock, but shall have instead the right to purchase, upon exercise of this Warrant, the kind and amount of shares of stock and other securities and property (including cash) which the Warrant Holder would have owned or have been entitled to receive pursuant to such Capital Reorganization if this Warrant had been exercised immediately prior to the effective date of such Capital Reorganization. As a condition to effecting any Capital Reorganization, the Company or the successor or surviving corporation, as the case may be, shall execute and deliver to the Warrant Holder an agreement as to the Warrant Holder's rights in accordance with this Section 5(b), providing, to the extent of any right to purchase equity securities hereunder, for subsequent adjustments as nearly equivalent as may be practicable to the adjustments provided for in this Section 5. The provisions of this Section 5 (b) shall similarly apply to successive Capital Reorganizations.

     (c) Notice of Adjustment. The Company shall give notice to the Warrant Holder of any event which requires an adjustment pursuant to this Section 5, describing such event in reasonable detail and specifying the record date or effective date, as the case may be, and, if determinable, the required adjustment and computation thereof. If the required adjustment is not determinable as the time of such notice, the Company shall give notice to the Warrant Holder of such adjustment and computation as soon as reasonably practicable after such ad adjustment becomes determinable.

6. LOST, MUTILATED OR MISSING WARRANT CERTIFICATES

Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in the case of loss, theft or destruction, upon receipt of an indemnification or bond satisfactory to the Company, or, in the case of mutilation, upon surrender and cancellation of the mutilated Warrant Certificate, the Company shall execute and deliver a new replacement Warrant Certificate of like tenor and representing the right to purchase the same aggregate number of Warrant Shares. The recipient of any such Warrant Certificate shall reimburse the Company for all reasonable expenses incidental to the replacement of such missing or mutilated Warrant Certificate.

7. NOTICES

All notices, requests, demands and other communications under this Warrant must be in writing and will be deemed duly given: (i) when personally delivered, (ii) upon receipt of a facsimile transmission with a confirmed transmission answer back, (iii) three (3) days after having been deposited in the United States mail, certified or registered, return receipt requested, postage prepaid, or
(iv) one (1) business day after having been dispatched by a nationally recognized overnight courier service, addressed to the parties as follows:

    If to the Company:        Blue Ridge Energy, Inc.
                              1953 Scottsville Road
                              Bowling Green, Kentucky 42104

    If to the
    Warrant Holder:           Blue Ridge Group, Inc.
                              1953 Scottsville Road
                              Bowling Green, Kentucky 42104

Any party may change its address for notice purposes by giving notice of such change of address in accordance with the foregoing provisions.

8. MISCELLANEOUS

     (a) This Warrant shall not entitle the Warrant Holder, prior to the exercise of the Warrant, to any rights as a shareholder of the Company.

     (b) In case any one or more of the provisions contained in this Warrant shall be invalid, illegal or unenforceable in any respect, the validity, legality and unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     (c) This Warrant is personal to the Warrant Holder and may not be assigned without the prior written consent of the Company and any attempt to assign without such written consent shall be null and void. All of the provisions of this Warrant by or for the benefit of the Company or the Warrant Holder bind and inure to the benefit of their respective successors and permitted assigns.

     (d) This Warrant, the construction, interpretation and enforcement hereof and the rights of the parties hereto shall be determined under, governed by and construed in accordance with the laws of the State of Kentucky without regard to principles of conflicts of interest.

     (e) The section headings used herein are for convenience of reference only and shall not be construed in any way to affect the interpretation of any provisions of the Warrant.

     (f) This Warrant constitutes the entire agreement between the Company and the Warrant Holder regarding the subject matter hereof and supersedes all previous agreements. There are no verbal agreements, representations, warranties, undertakings or agreements among the parties. This Warrant may not be amended or modified in any respect, except by a written instrument signed by the Company and the Warrant Holder.

IN WITNESS WHEREOF, the Company and the Warrant Holder agree to the foregoing terms and conditions and have executed this Warrant as of the day and year first above written.

                                          COMPANY

                                          BLUE RIDGE ENERGY, INC.,
                                          a Nevada Corporation


                                           /s/ ROBERT D. BURR
                                          --------------------------------------
                                          By: Robert D. Burr, President and CEO

                                          BLUE RIDGE GROUP, INC.


                                           /s/ JAMES T. COOK, JR.
                                          --------------------------------------
                                          By: James T. Cook, Jr. Vice President
                                              - Finance

                                    EXHIBIT A

                              COMMON STOCK WARRANT
                           FORM OF NOTICE OF EXERCISE

TO: BLUE RIDGE ENERGY, INC.

     Reference is made to the Common Stock Purchase Warrant dated June 30, 1996 (the "Warrant"). Initially capitalized terms used herein have the meaning as defined in the Warrant.

     The undersigned, pursuant to the provisions set forth in the Warrant, hereby irrevocably elects and agrees to purchase 2,000,000 shares of Common Stock, and makes payment herewith in full therefor at the Exercise Price of Five cents ($0.05) by cash or check.

     The undersigned hereby represents that it is exercising the Warrant for its own account for investment purposes and not with the view to any sale or distribution and that the Warrant Holder will not offer, sell or otherwise dispose of the Warrant or any underlying Warrant Shares in violation of applicable securities laws.


                                            ------------------------------------

                                            Printed Name: Blue Ridge Group, Inc.

                                            Date:
                                                 -------------------------------

                                     WARRANT

THIS WARRANT AND THE SHARES OF COMMON STOCK PURCHASABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS, UNLESS THE HOLDER OF THIS WARRANT AND/OR SHARES DELIVERS TO THE COMPANY AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

                             BLUE RIDGE ENERGY, INC.
                          COMMON STOCK PURCHASE WARRANT
                           Expiring February 28, 2003

THIS CERTIFIES THAT, for value received, Blue Ridge Group, Inc. (the "Warrant Holder"), at any time and from time to time on any Business Day on or prior to 5:00 p.m., Central Time, on February 28, 2003 (the "Expiration Date") is entitled to subscribe for and purchase from BLUE RIDGE ENERGY, INC., a Nevada corporation (the "Company"), 5,000,000 shares of Common Stock at a price per share equal to the Exercise Price.

1. CERTAIN DEFINITIONS

The following terms, as used herein, have the following meanings:

     "Business Day" means any day except a Saturday, Sunday, or other day on which commercial banks in Bowling Green, Kentucky, are authorized by law to close.

     "Commission" means the Securities and Exchange Commission.

     "Common Stock" means the Company's currently authorized common stock, $.01 par value, and stock of any other class or other consideration into which such currently authorized common stock may hereafter have been changed.

     "Exercise Price" means Five cents ($0.05) per share.

     "Securities Act" means the Securities Act of 1933, or any successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Warrant Shares" means the 2,000,000 shares of Common Stock issued or issuable upon exercise for this Warrant.

2. EXERCISE OF WARRANT

The Warrant Holder or its assignee may exercise this Warrant, in whole or in part, at any time or from time to time on any Business Day prior to the Expiration Date, by delivering to the Company a duly executed notice (a "Notice of Exercise") in the form of Exhibit A hereto and by payment to the Company of the Exercise Price per Warrant Share by cashier's check in an amount equal to the product of (I) the Exercise Price time (ii) the number of Warrant Shares as to which this warrant is being exercised.

As soon as reasonably practicable but not later than twenty Business Days after the Company shall have received such Notice of Exercise and payment, the Company shall execute and deliver certificates representing the number of shares of common Stock specified in such Notice of Exercise, issued in the name of the Warrant Holder. This Warrant shall be deemed to have been exercised and such share certificate or certificates shall be deemed to have been issued, and such Warrant Holder shall be deemed for all purposes to have become a holder of record of shares of Common Stock, as of the first Business Day after the date that such Notice of Exercise and payment shall has been received by the Company.

The Warrant Holder shall surrender this Warrant Certificate to the Company when it delivers the Notice of Exercise, and in the event of a partial exercise of the Warrant, the Company shall execute and deliver to the Warrant Holder, at the time the Company delivers the share certificate or certificates issued pursuant to such Notice of Exercise, a new Warrant Certificate for the unexercised balance of the Warrant.

Each Certificate for Warrant Shares issued upon exercise of this Warrant, unless at the time of exercise such Warrant Shares are registered under the Securities Act, shall bear the following legend:

          THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS, UNLESS THE HOLDER OF THE SHARES DELIVERS TO THE COMPANY AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

Any certificate for Warrant Shares issued at any time in exchange or substitution for any certificate bearing such legend shall also bear such legend unless, in the written opinion of counsel, which counsel and opinion shall be reasonably accepted to the Company, the Warrant Shares represented thereby need no longer be subject to restrictions on resale under the Securities Act.

The Company shall not be required to issue fractions of shares of common Stock upon an exercise of the Warrant. If any fraction of a share would, but for this restriction, be issuable upon an exercise of the Warrant, in lieu of delivering such fractional share, the Company shall pay to the Warrant Holder, in cash, an amount equal to the same fraction times the Closing Price on the trading day immediately prior to the date of such exercise.

3. INVESTMENT REPRESENTATION

By accepting the Warrant, the Warrant Holder represents that he is acquiring the Warrant for his own account for investment purposes and not with the view to any sale or distribution, and that the Warrant Holder will not offer, sell or otherwise dispose of the Warrant or the Warrant Shares except under circumstances as will not result in a violation of applicable securities laws.

4. VALIDITY OF WARRANT AND ISSUANCE OF SHARES

The Company represents and warrants that this Warrant has been duly authorized and is validly issued.

The Company further represents and warrants that on the date hereof it duly authorized and reserved, and the Company hereby agrees that it will at all times until the Expiration Date have duly authorized and reserved, such number of shares of Common Stock as will be sufficient to permit the exercise in full of the Warrant, and that all such shares are and will be duly authorized and, when issued upon exercise of the Warrant, will be validly issued, fully paid and non-assessable, and free and clear of all security interests, claims, liens, equities and other encumbrances.

5. ADJUSTMENTS

The Exercise Price in effect at any time, and the number of Warrant Shares that may be purchased upon any exercise of the Warrant, shall be subject to change or adjustment as follows:

     (a) Common Stock Reorganization. If the Company shall subdivide its outstanding shares of Common Stock into a greater number of shares, by way of stock split, stock dividend or otherwise, or consolidate its outstanding shares of Common Stock into a smaller number of shares (any such event being herein call a "Common Stock Reorganization"), then (I) the Exercise Price shall be adjusted, effective immediately after the effective date of such Common Stock Reorganization, to a price determined by multiplying the Exercise Price in effect immediately prior to such effective date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such effective date before giving effect to such Common Stock Reorganization and the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such Common Stock Reorganization, and (ii) the number of shares of Common Stock subject to purchase upon exercise of this Warrant shall be adjusted, effective at such time, to a number determined by multiplying the number of shares of Common Stock subject to purchase immediately before such Common Stock Reorganization by a fraction, the numerator of which shall be the number of shares outstanding after giving effect to such Common Stock Reorganization and the denominator of which shall be the number of shares of Common Stock outstanding immediately before giving effect to such Common Stock Reorganization.

     (b) Capital Reorganization. If there shall be any consolidation or merger to which the Company is a party, other than a consolidation or a merger of which the company is the surviving corporation and which does not result in any reclassification of, or change (other than a Common Stock Reorganization) in, outstanding shares of Common Stock, or any sale or conveyance of the property of the company as an entirety or substantially as an entirety, or any recapitalization of the Company (any such event being called a "Capital Reorganization"), then, effective upon the effective date of such Capital Reorganization, the Warrant holder shall no longer have the right to purchase Common Stock, but shall have instead the right to purchase, upon exercise of this Warrant, the kind and amount of shares of stock and other securities and property (including cash) which the Warrant Holder would have owned or have been entitled to receive pursuant to such Capital Reorganization if this Warrant had been exercised immediately prior to the effective date of such Capital Reorganization. As a condition to effecting any Capital Reorganization, the Company or the successor or surviving corporation, as the case may be, shall execute and deliver to the Warrant Holder an agreement as to the Warrant Holder's rights in accordance with this Section 5(b), providing, to the extent of any right to purchase equity securities hereunder, for subsequent adjustments as nearly equivalent as may be practicable to the adjustments provided for in this Section 5. The provisions of this Section 5 (b) shall similarly apply to successive Capital Reorganizations.

     (c) Notice of Adjustment. The Company shall give notice to the Warrant Holder of any event which requires an adjustment pursuant to this Section 5, describing such event in reasonable detail and specifying the record date or effective date, as the case may be, and, if determinable, the required adjustment and computation thereof. If the required adjustment is not determinable as the time of such notice, the Company shall give notice to the Warrant Holder of such adjustment and computation as soon as reasonably practicable after such adjustment becomes determinable.

6. LOST, MUTILATED OR MISSING WARRANT CERTIFICATES

Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in the case of loss, theft or destruction, upon receipt of an indemnification or bond satisfactory to the Company, or, in the case of mutilation, upon surrender and cancellation of the mutilated Warrant Certificate, the Company shall execute and deliver a new replacement Warrant Certificate of like tenor and representing the right to purchase the same aggregate number of Warrant Shares. The recipient of any such Warrant Certificate shall reimburse the Company for all reasonable expenses incidental to the replacement of such missing or mutilated Warrant Certificate.

7. NOTICES

All notices, requests, demands and other communications under this Warrant must be in writing and will be deemed duly given: (i) when personally delivered, (ii) upon receipt of a facsimile transmission with a confirmed transmission answer back, (iii) three (3) days after having been deposited in the United States mail, certified or registered, return receipt requested, postage prepaid, or
(iv) one (1) business day after having been dispatched by a nationally recognized overnight courier service, addressed to the parties as follows:

    If to the Company:        Blue Ridge Energy, Inc.
                              632 Adams Street, Suite 710
                              Bowling Green, Kentucky 42101

    If to the
    Warrant Holder:           Blue Ridge Group, Inc.
                              632 Adams Street, Suite 700
                              Bowling Green, Kentucky 42101

Any party may change its address for notice purposes by giving notice of such change of address in accordance with the foregoing provisions.

8. MISCELLANEOUS

     (a) This Warrant shall not entitle the Warrant Holder, prior to the exercise of the Warrant, to any rights as a shareholder of the Company.

     (b) In case any one or more of the provisions contained in this Warrant shall be invalid, illegal or unenforceable in any respect, the validity, legality and unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     (c) This Warrant is personal to the Warrant Holder and may not be assigned without the prior written consent of the Company and any attempt to assign without such written consent shall be null and void. All of the provisions of this Warrant by or for the benefit of the Company or the Warrant Holder bind and inure to the benefit of their respective successors and permitted assigns.

     (d) This Warrant, the construction, interpretation and enforcement hereof and the rights of the parties hereto shall be determined under, governed by and construed in accordance with the laws of the State of Kentucky without regard to principles of conflicts of interest.

     (e) The section headings used herein are for convenience of reference only and shall not be construed in any way to affect the interpretation of any provisions of the Warrant.

     (f) This Warrant constitutes the entire agreement between the Company and the Warrant Holder regarding the subject matter hereof and supersedes all previous agreements. There are no verbal agreements, representations, warranties, undertakings or agreements among the parties. This Warrant may not be amended or modified in any respect, except by a written instrument signed by the Company and the Warrant Holder.

IN WITNESS WHEREOF, the Company and the Warrant Holder agree to the foregoing terms and conditions and have executed this Warrant as of the day and year first above written.

                                          COMPANY

                                          BLUE RIDGE ENERGY, INC.,
                                          a Nevada Corporation


                                           /s/ ROBERT D. BURR
                                          --------------------------------------
                                          By: Robert D. Burr, President and CEO


                                          BLUE RIDGE GROUP, INC.


                                           /s/ JAMES T. COOK, JR.
                                          --------------------------------------
                                          By: James T. Cook, Jr. Vice President-
                                              Finance

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



                                    EXHIBIT A

                              COMMON STOCK WARRANT
                           FORM OF NOTICE OF EXERCISE

TO: BLUE RIDGE ENERGY, INC.

     Reference is made to the Common Stock Purchase Warrant dated February 28, 1998 (the "Warrant"). Initially capitalized terms used herein have the meaning as defined in the Warrant.

     The undersigned, pursuant to the provisions set forth in the Warrant, hereby irrevocably elects and agrees to purchase 5,000,000 shares of Common Stock, and makes payment herewith in full therefor at the Exercise Price of Five cents ($0.05) by cash or check.

     The undersigned hereby represents that it is exercising the Warrant for its own account for investment purposes and not with the view to any sale or distribution and that the Warrant Holder will not offer, sell or otherwise dispose of the Warrant or any underlying Warrant Shares in violation of applicable securities laws.


                                            ------------------------------------

                                            Printed Name: Blue Ridge Group, Inc.

                                            Date:
                                                 -------------------------------

                                        7